Exhibit 10.1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT

THIS AMENDMENT AND RESTATEMENT AGREEMENT, dated as of March 12, 2015 (this “Agreement”), is made by and among (i) CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), (ii) CYPRESS SEMICONDUCTOR (MINNESOTA) INC., a Delaware corporation (the “Existing Guarantor”), (iii) SPANSION INC., a Delaware corporation, SPANSION LLC, a Delaware limited liability company, SPANSION TECHNOLOGY LLC, a Delaware limited liability company, SPANSION INTERNATIONAL AM, INC., a Delaware corporation, and SPANSION INTERNATIONAL TRADING, INC. a Delaware corporation (collectively, the “New Guarantors” and, together with the Existing Guarantor and the Borrower, the “Credit Parties”), (iv) the New Lenders (as defined below) and (v) MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below unless the context otherwise requires).

W I T N E S S E T H:

WHEREAS, the Borrower, the Existing Guarantor, Morgan Stanley Senior Funding, Inc., as administrative agent, swing line lender and collateral agent, Morgan Stanley Bank, N.A., as issuing bank, and the lenders party thereto from time to time (such lenders party thereto immediately prior to the Effective Date (as defined below), the “Existing Lenders”) have heretofore entered into that certain Credit Agreement, dated as of June 26, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in its entirety to be in the form of the Amended and Restated Credit Agreement attached as Annex III hereto (the Existing Credit Agreement as so amended and restated, the “Credit Agreement”) and that certain other Credit Documents be amended and restated as described in Article I below;

WHEREAS, each Existing Lender that executes and delivers a consent to this Agreement in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) (collectively, the “Converting Lenders”) will be deemed (i) to have agreed to the terms of this Agreement, (ii) to have agreed to convert (via conversion or repayment and a subsequent purchase, as further described in the Lender Consent) an aggregate principal amount of its loans and commitments under the Existing Credit Agreement (the “Existing Loans and Commitments”) into new Revolving Loans and Revolving Commitments (the “New Loans and Commitments”) under the Credit Agreement in a principal amount equal to the amount notified to such Converting Lender by the Administrative Agent, (iii) upon the Effective Date (as defined below) to have converted (via conversion or repayment and a subsequent purchase, as further described in the Lender Consent) such amount of its Existing Loans and Commitments into New Loans and Commitments in an equal principal amount and (iv) if applicable, upon the Effective Date, to have agreed to make an Additional Commitment (as defined below);

WHEREAS, each Existing Lender that does not execute and deliver a Lender Consent (collectively, the “Non-Converting Lenders”), will not be deemed to have agreed to convert any of its Existing Loans and Commitments into New Loans and Commitments or to have made any Additional Commitment;

WHEREAS, each Person that executes a Joinder to this Agreement as an “Additional Lender” will be deemed (i) to have agreed to the terms of this Agreement and (ii) to have made a Revolving Commitment to the Borrower on the Effective Date (collectively, the “Additional Commitments”), in the amount notified to such Additional Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as an Additional Commitment);

WHEREAS, the Converting Lenders and the Additional Lenders (collectively, the “New Lenders”) are severally willing to convert their Existing Loans and Commitments into New Loans and Commitments and/or to make New Loans and Commitments, as the case may be, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, each New Lender and the Requisite Lenders (as defined under the Existing Credit Agreement) are willing, on the terms and subject to the conditions set forth below, to consent to the amendment and restatement of the Existing Credit Agreement to the form attached as Annex III hereto and the amendment and restatement of certain other Credit Documents as described in Article I below; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Credit Parties, the New Lenders and the Requisite Lenders, hereby agree as follows:

ARTICLE I

AMENDMENT AND RESTATEMENT OF EXISTING CREDIT DOCUMENTS

Subject to the satisfaction (or waiver) of the conditions set forth in Article III, (a) the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of the Amended and Restated Credit Agreement attached as Annex III hereto; (b) all Exhibits to the Existing Credit Agreement are hereby amended and restated to be in the form of the corresponding Exhibits attached as Annex IV hereto, (c) the Disclosure Letter is hereby amended and restated to be in the form of the Disclosure Letter delivered by the Borrower to the

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Administrative Agent on the Effective Date, (d) the Pledge and Security Agreement, dated as of June 26, 2012 (including the exhibits attached thereto, the “Existing Security Agreement”), among the Borrower, certain subsidiaries of the Borrower and Morgan Stanley Senior Funding, Inc., as collateral agent, is hereby amended and restated in its entirety to be in the form of the Amended and Restated Pledge and Security Agreement attached as Annex V hereto; and (e) the Pledge and Security Agreement Disclosure Letter is hereby amended and restated to be in the form of the Pledge and Security Agreement Disclosure Letter delivered by the Borrower to the Administrative Agent on the Effective Date.

ARTICLE II

CONVERSION OF EXISTING LOANS AND COMMITMENTS AND ADDITIONAL COMMITMENTS

SECTION 2.1 Agreement to Conversion of Existing Loans and Commitments into New Loans and Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article III hereof, each Converting Lender agrees that an aggregate principal amount of its Existing Loans and Commitments equal to the amount notified to such Converting Lender by the Administrative Agent will be converted into the New Loans and Commitments as of the Effective Date.

SECTION 2.2 Agreement to Make an Additional Commitment. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article III hereof, each Additional Lender agrees to make an Additional Commitment equal to the amount notified to such Additional Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as an Additional Commitment) on the Effective Date and shall be a “Lender” under the Credit Agreement as of such date.

SECTION 2.3 Other Provisions.

(a) On the Effective Date, the Borrower shall (i) prepay in full all outstanding Existing Loans and Commitments (other than any Existing Loans and Commitments that will be converted into New Loans and Commitments), (ii) pay all accrued and unpaid interest on the aggregate principal amount of Existing Loans and Commitments being so prepaid, (iii) pay to each Existing Lender all amounts payable pursuant to Section 2.18 of the Existing Credit Agreement as a result of the prepayment of such Existing Lender’s Existing Loans and Commitments (treating Existing Loans and Commitments that are to be converted into New Loans and Commitments as not having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Lenders all indemnities, cost reimbursements and other Obligations (as defined under the Existing Credit Agreement) then owed to the Non-Converting Lenders under the Existing Credit Agreement.

(b) The repayment of the Existing Loans and Commitments contemplated hereby constitutes a voluntary prepayment by the Borrower

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pursuant to Section 2.13 of the Existing Credit Agreement. Upon the Effective Date, each Existing Lender will be deemed to have waived any prior notice of such prepayment otherwise required pursuant to the Existing Credit Agreement.

(c) Each Non-Converting Lender is hereby deemed to have assigned its Existing Loans and Commitments to the applicable New Lenders immediately prior to the Effective Date and each New Lender hereby consents to the amendment and restatement of the Existing Credit Agreement as set forth in the Credit Agreement.

(d) The commitments of the Additional Lenders and the conversion undertakings of the Converting Lenders are several and no such New Lender will be responsible for any other New Lender’s failure to make or acquire by conversion New Loans and Commitments. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment and restatement of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

(e) On the Effective Date (a) each Converting Lender shall assign to each Additional Lender, and each Additional Lender shall purchase from each Converting Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by Converting Lenders and Additional Lenders ratably in accordance with their Revolving Commitments after giving effect to this Agreement and the addition of any Additional Commitments, (b) each Additional Commitment shall be deemed for all purposes a Revolving Commitment and each loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (c) each Additional Lender shall become a Lender with respect to the Additional Commitment and all matters relating thereto.

(f) The Spansion Merger constitutes a Permitted Acquisition for purposes of the Existing Credit Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The amendments and restatements contained in Article I and the agreements contained in Article II shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article III (the “Effective Date”).

SECTION 3.1 Execution of Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (i) the Borrower, the

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Existing Guarantor and the New Guarantors and (ii) the Administrative Agent on behalf of the Requisite Lenders and each New Lender that have executed and delivered to the Administrative Agent their written agreement or consent to the amendment and restatement contained herein (whether pursuant to the execution and delivery of a Lender Consent or any Joinder executed in substantially the form of Annex II hereto).

SECTION 3.2 Conditions Precedent in Credit Agreement. All conditions precedent set forth in Sections 3.01 and 3.02 of the Credit Agreement attached hereto as Annex III have been fully satisfied or waived by the Administrative Agent.

SECTION 3.3 Representations and Warranties. Each of the representations and warranties made by the Credit Parties in Article IV that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Representations and Warranties. In order to induce the New Lenders, the Requisite Lenders and the Administrative Agent to enter into this Agreement, the Credit Parties hereby represent and warrant to the Agents, Issuing Bank and each Lender, as of the date hereof, as follows:

(a) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each such Credit Party, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(b) the execution, delivery and performance by the Credit Parties of this Agreement will not (i) violate any of the Organizational Documents of Borrower or any of its Restricted Subsidiaries, (ii) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Restricted Subsidiaries, (iii) violate any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Restricted Subsidiaries; (iv) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Restricted Subsidiaries; or (v) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Restricted Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the

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Secured Parties), except, in the case of each of clauses (ii) through (v) above, to the extent that such violation, conflict or Lien could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 4.2 Non-Impairment, etc. After giving effect to this Agreement, neither the modification of the Existing Credit Agreement or any other Credit Document effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement or any other Credit Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents (as in effect immediately prior to the Effective Date, the “Existing Security Documents”), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred.

SECTION 4.3 Reaffirmation of Obligations. Each of the Borrower and the Existing Guarantor hereby consent to this Agreement and hereby (a) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Credit Documents effective as of the Effective Date and as amended and restated hereby and hereby reaffirms its obligations (including the Obligations) under each Credit Document to which it is a party, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, including, without limitation, the New Loans and Commitments, purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 4.4 Joinder of New Guarantors. Each New Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Guarantor will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. Each New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 4.4, each New Guarantor hereby jointly and severally together with the other Guarantors, irrevocably and unconditionally guarantees to the Administrative Agent for the ratable benefit of the Beneficiaries, as provided in Article 8 of the Credit Agreement, the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)). Each New Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Guarantor will be deemed to be a party to the Pledge and Security Agreement, and shall have all the obligations of a “Grantor” (as such term is defined in the Pledge and Security Agreement) thereunder as if it had executed the Pledge and Security Agreement. Each New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge and Security Agreement. Without limiting the generality of the foregoing terms of this Section 4.4, each New Guarantor hereby grants to the Collateral Agent, for its benefit and

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for the benefit of the Secured Parties (as defined in the Pledge and Security Agreement), a continuing security interest in, and a right of set off against any and all right, title and interest of such New Guarantor in and to the Collateral (as such term is defined in the Pledge and Security Agreement) of such New Guarantor as security for the Secured Obligations (as such term is defined in the Pledge and Security Agreement).

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Full Force and Effect; Amendment and Restatement. Except as expressly provided herein and in the Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers or the Lenders under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.

SECTION 5.2 Credit Document Pursuant to Credit Agreement. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Article 11 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

SECTION 5.3 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 5.4 Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.5 Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

SECTION 5.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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SECTION 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CYPRESS SEMICONDUCTOR CORPORATION

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer and Secretary

CYPRESS SEMICONDUCTOR (MINNESOTA) INC.

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer and Vice President

SPANSION INC.

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Secretary

SPANSION LLC

By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Corporate Executive Vice President and
Chief Financial Officer

SPANSION TECHNOLOGY LLC
By: Spansion Inc., its sole member

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Secretary of Spansion Inc.

SPANSION INTERNATIONAL AM, INC.

By:	/s/ Ada Kwan
	Name:	Ada Kwan
	Title:	Treasurer

SPANSION INTERNATIONAL TRADING, INC.

By:	/s/ Thomas F. Geren
	Name:	Tom Geren
	Title:	Vice President, Treasurer and Secretary

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MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By	/s/ Jonathon Rauen
	Name:	Jonathon Rauen
	Title:	Authorized Signatory

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ANNEX I

LENDER CONSENT TO AMENDMENT AND RESTATEMENT AGREEMENT

LENDER CONSENT (this “Lender Consent”) to the Amendment and Restatement Agreement (the “Agreement”), which amends and restates that certain Credit Agreement, dated as of June 26, 2012 (as amended, modified and supplemented from time to time prior to the date hereof, as amended and restated by the Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Cypress Semiconductor Corporation, a Delaware corporation, as the Borrower, the Guarantors party thereto, the Lenders party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Bank, N.A., as Issuing Bank. Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement or the Credit Agreement, as applicable.

Instructions:

If you are a Lender consenting to the terms of the Agreement, please check the appropriate box or boxes below and send an executed signature page to this Lender Consent no later than [    ] p.m. (New York City time) on [                    ].

If you are a Lender but will not be consenting to the terms of the Agreement, you do not need to submit a signature page to this Lender Consent. No action is being requested of you in connection with the Agreement You will be subject to assignment pursuant to Section 2.22(b) of the Existing Credit Agreement on the Effective Date. The Administrative Agent, on behalf of Borrower, provides to you via this Lender Consent notice that Borrower requires you to assign and delegate your interests in the Credit Agreement pursuant to Section 2.22(b) of the Credit Agreement.

Consent to Effectiveness of the Agreement:

By signing below, the undersigned, in its capacity as a Lender under the Existing Credit Agreement, hereby acknowledges and consents to, and agrees to the terms of, the Agreement and hereby irrevocably authorizes Morgan Stanley Senior Funding, Inc., in its capacity as Administrative Agent, to execute the Agreement on behalf of the undersigned.

In connection with such consent, the undersigned, in its capacity as a Lender under the Existing Credit Agreement, notifies Morgan Stanley Senior Funding, Inc., in its capacity as Administrative Agent, that the undersigned agrees as follows:

Cashless Roll

☐	The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Agreement and consents to convert all or, if less, $ , of the outstanding principal amount of the Revolving Loans and Revolving Commitments held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a New Loan and Commitment in a like principal amount.

Request to Make an Additional Commitment

☐	The undersigned Lender hereby requests to make an Additional Commitment up to an aggregate principal amount no greater than $ . Such Lender agrees that its signature hereto shall constitute its signature as Assignee to an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto reflecting such Additional Commitment and that it shall be bound by such Assignment Agreement in all respects.

[NAME OF INSTITUTION]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Lender Consent

EXHIBIT A TO ANNEX I

FORM OF ASSIGNMENT AND ASSUMPTION

March 12, 2015

Reference is made to the Credit Agreement, dated as of June 26, 2012 (as amended, modified and supplemented from time to time prior to the date hereof, as amended and restated by the Amendment and Restatement Agreement, dated as of the date hereof, and as further amended, amended and restated, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Cypress Semiconductor Corporation, a Delaware corporation (the “Borrower”), the Guarantors party thereto, the Lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as collateral agent (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”), and Morgan Stanley Bank, N.A. as Issuing Bank. Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Credit Agreement.

1. The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule 1 hereto (the “Assignee”) agree as follows:

2. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Assignment Effective Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to the facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (the “Facilities”), in the principal amount for the Facilities as set forth on Schedule 1 hereto.

3. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that (i) the Assignor is the legal and beneficial owner of the Assigned Interest, (ii) the Assignor has full organizational power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iii) the interest being assigned by the Assignor hereunder is free and clear of any lien, encumbrance or other adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its respective Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its respective Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes, if any, for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Facilities, requests that the Administrative Agent exchange the attached Notes, if any, for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Assignment Effective Date).

4. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption and has full organizational power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Section 2.20 of the Credit Agreement; (f) confirms that it satisfies the requirements set forth in Section 11.06(c) of the Credit Agreement; (g) represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type; and (h) if it is a Non-U.S. Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.20 of the Credit Agreement, duly completed and executed by such Assignee.

5. The effective date of this Assignment and Assumption shall be the Effective Date of Assignment and Assumption or the Trade Date described in Schedule 1 hereto (the “Assignment Effective Date”). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Assignment Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five (5) Business Days after the date of such acceptance and recording by the Administrative Agent).

6. Upon such acceptance and recording, from and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to the Assignee for amounts which have accrued from and after the Assignment Effective Date.

7. From and after the Assignment Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption,

Assignment and Assumption

have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement, (and, to the extent this Assignment and Assumption covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party to the Credit Agreement but shall continue to be entitled to the benefits of Sections 2.22 and 11.03 of the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Assignment and Assumption

Schedule 1 to

Assignment and Assumption

Name of Assignor:

Name of Assignee:

Effective Date of Assignment and Assumption:

Facility Assigned: Revolving Loans and Revolving Commitment

Principal Amount of Revolving Loans and Revolving Commitments Assigned	Percentage Assigned of Revolving Loans and Revolving Commitments[1]

$	.	%

[Name of Assignee]		[Name of Assignor]

By:		By:
	Name:		Name:
	Title:		Title:

[1]	Calculate to at least 15 decimal places and show as a percentage of the aggregate Revolving Loans and Revolving Commitments of all Lenders.

Assignment and Assumption

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Consented To:[2]

[CYPRESS SEMICONDUCTOR CORPORATION, as Borrower]

By:
Name:
Title:

[2]	See Section 11.06 of the Credit Agreement to determine whether the consent of the Borrower is required.

Assignment and Assumption

ANNEX II

JOINDER

JOINDER, dated as of March 12, 2015 (this “Joinder”), by and among                     (each, a “New Lender” and, collectively, the “New Lenders”), Cypress Semiconductor Corporation (the “Borrower”), and Morgan Stanley Senior Funding, Inc. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to (a) that certain Credit Agreement, dated as of June 26, 2012 (as amended, modified and supplemented from time to time prior to the date hereof, as amended and restated by the Agreement (as defined below) and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Cypress Semiconductor Corporation, a Delaware corporation, as the Borrower, the Lenders party thereto from time to time, the Guarantors, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, and Morgan Stanley Bank, N.A., as Issuing Bank, and (b) that certain Amendment and Restatement Agreement, dated as of the date hereof (the “Agreement”), among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. Capitalized terms used by not defined herein have the meanings assigned to them in the Credit Agreement or the Agreement, as applicable;

Each Additional Lender hereby agrees to make a Revolving Commitment in the amount notified to such Additional Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement. The Revolving Commitment and any Revolving Loans of such Additional Lender shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. Each Additional Lender, the Borrower and the Administrative Agent acknowledge and agree that the Revolving Commitment and any Revolving Loans provided by the Additional Lender shall constitute Revolving Commitments and Revolving Loans, respectively, for all purposes of the Credit Agreement and the other applicable Credit Documents.

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Joinder by each Additional Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Lenders shall become Lenders under the Credit Agreement, effective as of the Effective Date.

For each Additional Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Credit Document.”

This Joinder, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Joinder which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Joinder or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Joinder is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Joinder

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first above written.

[NAME OF ADDITIONAL LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Maximum Amount of Additional Commitment:
$

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Joinder

ANNEX III

AMENDED AND RESTATED CREDIT AGREEMENT

EXECUTION VERSION

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

dated as of March 12, 2015

by and among

CYPRESS SEMICONDUCTOR CORPORATION

The GUARANTORS Referred to Herein

The LENDERS Referred to Herein

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent and Collateral Agent

EAST WEST BANK,

SILICON VALLEY BANK

and

SUNTRUST BANK,

as Syndication Agents and Documentation Agents

$450,000,000 Revolving Credit Facility

MORGAN STANLEY SENIOR FUNDING, INC.

BARCLAYS BANK PLC,

FIFTH THIRD BANK

and

MERRILL LYNCH, PIERCE, FENNER AND SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Lead Bookrunners

i

Section 11.21.	PATRIOT Act	136
Section 11.22.	Electronic Execution of Assignments	137
Section 11.23.	No Fiduciary Duty	137
Section 11.24.	No Novation	137

APPENDICES:

A	Revolving Commitments
B	Notice Addresses

SCHEDULES:

1.01	Existing Letters of Credit
5.12	Post-Closing Actions

EXHIBITS:

A-1	Funding Notice
A-2	Conversion/Continuation Notice
A-3	Issuance Notice
B-1	Term Loan Note
B-2	Revolving Loan Note
B-3	Swing Line Note
C	Compliance Certificate
D	[Reserved]
E	Assignment Agreement
F-1	U.S. Tax Certificate
F-2	U.S. Tax Certificate
F-3	U.S. Tax Certificate
F-4	U.S. Tax Certificate
G-1	Closing Date Certificate
G-2	Solvency Certificate
H	Counterpart Agreement
I	Pledge and Security Agreement
J	Intercompany Note
K	Joinder Agreement
L-1	Form of Letter of Credit Application
L-2	Form of Letter of Credit

v

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of March 12, 2015, is entered into by and among CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), the GUARANTORS from time to time party hereto, the LENDERS from time to time party hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent (together with its permitted successor in such capacity, “Collateral Agent”), EAST WEST BANK, SILICON VALLEY BANK and SUNTRUST BANK, as syndication agents (collectively, and together with each of their permitted successors in such capacity, “Syndication Agents”) and documentation agents (collectively, and together with each of their permitted successors in such capacity, “Documentation Agents”), and MORGAN STANLEY BANK, N.A., as Issuing Bank.

RECITALS:

The Borrower has requested the Lenders to make available the Revolving Commitments and Revolving Loans on the Closing Date to refinance (the “Refinancing”) the Existing Credit Agreement and other existing Indebtedness of the Borrower and Spansion and to pay certain fees and expenses related thereto and as agreed between the Borrower and the Arrangers and/or the Administrative Agent and, thereafter, for ongoing working capital requirements and other general corporate purposes of the Borrower and its Restricted Subsidiaries. The Lenders are willing to make available the Revolving Commitments on the terms and subject to the conditions set forth in this Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATIONS

Section 1.01. Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

“Acquisition Consideration” means the purchase consideration for any Permitted Acquisition and all other payments by Borrower or any of its Restricted Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business acquired in connection with such Permitted Acquisition; provided that any such future payment that is subject to a contingency shall be considered Acquisition Consideration only to the extent of the reserve, if any, required under GAAP at the time of such sale to be established in respect thereto by Borrower or any of its Restricted Subsidiaries.

“Adjusted Eurodollar Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/100 of 1%) (i) (a) the ICE Benchmark Administration Limited (or such other Person that takes over the administration of such rate) LIBOR rate (“ICE LIBOR”) as published by Reuters (or such other commercially available source providing quotations of ICE LIBOR as may be designated by Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period, or (b) if such rate is not available at such time for any reason, the rate per annum determined by Administrative Agent to be the rate at which dollar deposits for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by the principal London office of Administrative Agent in immediately available funds to major banks in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided that in no event shall the Adjusted Eurodollar Rate be less than 0%.

“Administrative Agent” as defined in the preamble hereto.

“Adverse Proceeding” means any action, suit, proceeding, hearing (in each case, whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (excluding any Environmental Claims), whether pending or, to the knowledge of Borrower or any of its Restricted Subsidiaries, threatened in writing against or affecting Borrower or any of its Restricted Subsidiaries or adversely affecting any property of Borrower or any of its Restricted Subsidiaries.

“Affected Lender” as defined in Section 2.18(b).

“Affected Loans” as defined in Section 2.18(b).

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agent” means each of (i) Administrative Agent, (ii) Collateral Agent, (iii) Syndication Agents, (iv) Documentation Agents and (v) any other Person appointed under the Credit Documents to serve in an agent or similar capacity.

“Agent Affiliates” as defined in Section 11.01(b).

“Aggregate Amounts Due” as defined in Section 2.17(a).

“Agreement” means this Amended and Restated Credit and Guaranty Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Amendment and Restatement Agreement” means that certain Amendment and Restatement Agreement, dated as of the date hereof, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Anti-Corruption Laws” as defined in Section 4.22(c).

“Anti-Money Laundering Laws” as defined in Section 4.22(d).

“Applicable Commitment Fee Percentage’’ means (i) from the Closing Date until the date of delivery of the Compliance Certificate and the financial statements for the period ending the last day of the second Fiscal Quarter of 2015, a percentage, per annum, determined by reference to the following table as if the Secured Leverage Ratio then in effect exceeded 1.00:1.00; and (ii) thereafter, a percentage, per annum, determined by reference to the Secured Leverage Ratio in effect from time to time as set forth below:

Secured Leverage Ratio	Applicable Commitment Fee Percentage
<1.00:1.00	0.250%
≥ 1.00:1.00	0.375%

Each change in the Applicable Commitment Fee Percentage shall be effective three Business Days after the date of delivery to Administrative Agent of financial statements pursuant to Section 5.01(a) or (b), as applicable, and a Compliance Certificate pursuant to Section 5.01(d) calculating the Secured Leverage Ratio. At any time Borrower has not submitted to Administrative Agent the applicable information as and when required under Section 5.01(d), the Applicable Commitment Fee Percentage shall be determined as if the Leverage Ratio were in excess of 1.00:1.00.

“Applicable Margin” means (a) with respect to any Revolving Loan that is a Eurodollar Rate Loan, 2.25% per annum; and (b) with respect to any Revolving Loan that is a Base Rate Loan, 1.25% per annum.

“Applicable Percentage” means, with respect to any Lender with Revolving Exposure, the percentage of the total Revolving Commitments represented by such Lender’s Revolving

Commitment at such time (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the total Revolving Exposure at that time); provided that in the case of Section 2.21 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination.

“Applicable Reserve Requirement” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Applicable Reserve Requirement shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Application” means an application, substantially in the form of Exhibit L-1 or such other form as Issuing Bank may specify as the form for use by its similarly situated customers from time to time, requesting Issuing Bank to open a Letter of Credit.

“Approved Electronic Communications” means any notice, demand, communication, information, document or other material that any Credit Party provides to Administrative Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to Agents, Lenders or Issuing Bank by means of electronic communications pursuant to Section 11.01(b).

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means, collectively, Morgan Stanley, Barclays Bank PLC, Fifth Third Bank and Merrill Lynch, Pierce, Fenner and Smith Incorporated, in their capacity as joint lead arrangers and joint bookrunners.

“Asset Sale” means a sale, lease (as lessor or sublessor), sale and leaseback or license (as licensor or sublicensor), exchange, transfer or other disposition to, any Person, in one transaction or a series of transactions, of all or any part of Borrower’s or any of its Restricted Subsidiaries’ businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including with respect to

Borrower, the Equity Interests of any of Borrower’s Restricted Subsidiaries (but, for the avoidance of doubt, not including Equity Interests of Borrower), other than (i) inventory (or other assets, including intangible assets) sold, leased, sub-leased, licensed or sub-licensed out in the ordinary course of business (for the avoidance of doubt, including intercompany licensing of Intellectual Property between Borrower or any Subsidiary or between Subsidiaries and any arrangements established in connection with transfer pricing arrangements, cost plus arrangements or cost-sharing arrangements), (ii) obsolete, surplus or worn-out property, (iii) sales of Cash Equivalents for the Fair Market Value thereof and dispositions of cash in a manner not prohibited by this Agreement, (iv) dispositions of property (including the sale of any Equity Interest owned by such Person) from (A) any Restricted Subsidiary that is not a Guarantor to any other Restricted Subsidiary that is not a Guarantor or to any Credit Party or (B) any Credit Party to any other Credit Party; (v) dispositions of property in connection with casualty or condemnation events; (vi) dispositions of past due accounts receivable in connection with the collection, write down or compromise thereof in the ordinary course of business, (vii) (x) dispositions of the Equity Interests in any Unrestricted Subsidiary (except as provided in clause (y)) so long as the consideration received for such Equity Interests shall be in an amount at least equal to the Fair Market Value thereof, and (y) dispositions of the Equity Interests in Deca Technologies, Inc. and its Subsidiaries (unless, in each case, designated as a Restricted Subsidiary in accordance with Section 5.13), (viii) dispositions of property to the extent that (x) such property is exchanged for credit against the purchase price of similar replacement property or (y) the proceeds of such disposition are promptly applied to the purchase price of such replacement property, (ix) dispositions permitted by Section 6.02 (to the extent constituting a transfer or other disposition of property), Section 6.04, Section 6.06 or Section 6.07, (x) any abandonment, failure to maintain, non-renewal or other disposition of any non-material intellectual property (or rights relating thereto) that Borrower or any of its Restricted Subsidiaries determines in good faith is desirable in the conduct of its business, (xi) dispositions of auction rate securities; (xii) dispositions of property in connection with transactions permitted by Section 6.01(i); (xiii) dispositions of Intellectual Property to an IP Subsidiary; (xiv) the consignment of equipment or inventory to partners, suppliers or subcontractors in connection with the provision of services or products to Borrower or its Restricted Subsidiaries in the ordinary course of business; provided that title to such equipment or inventory is retained by Borrower or its Restricted Subsidiaries; (xv) dispositions of probe cards and other assets to partners, suppliers or subcontractors in connection with the provision or services or products to Borrower or its Subsidiaries in the ordinary course of business in an aggregate amount not to exceed $10,000,000 at any time; provided that at the time of such disposition, no Default or Event of Default shall exist or would result from such disposition; (xvi) factoring of inventory in an amount not to exceed $20,000,000 at any time and factoring of accounts receivable and Related Assets of Japanese customers; and (xvii) dispositions of equipment through fair value exchange transactions in the ordinary course of business in an amount not to exceed $75,000,000 in the aggregate; provided that concurrently with any such disposition that exceeds $5,000,000 Borrower shall deliver to Administrative Agent a certificate of a Financial Officer confirming that the Fair Market Value of the equipment received in such transaction is at least equal to the Fair Market Value of the Equipment disposed of in such transaction.

“Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.

“Assignment Effective Date” as defined in Section 11.06(b).

“Authorized Officer” means, as applied to any Person, any individual holding the position of chief executive officer, president, vice president (or the equivalent thereof), chief financial officer or treasurer of such Person; provided that the secretary or assistant secretary of such Person shall have delivered an incumbency certificate to Administrative Agent as to the authority of such Authorized Officer.

“Available Incremental Amount” means, as of the date of determination, the aggregate amount of New Revolving Loan Commitments and New Term Loan Commitments available to Borrower pursuant to Section 2.23.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or institutes, applies for or consents to any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1% and (iii) the Adjusted Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Basel III” means:

(i) the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(ii) the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(iii) any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.

“Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.

“Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates.

“Beneficiary” means each Agent, Issuing Bank, Lender, Lender Counterparty and Treasury Services Provider.

“Blocked Person” as defined in Section 4.23(a) hereto.

“Board of Directors” means the board of directors or comparable governing body of Borrower, or any committee thereof duly authorized to act on its behalf.

“Board of Governors” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Bond Hedge” means (i) any call options or capped call options or similar derivative instrument referencing Borrower’s common stock purchased by Borrower substantially concurrently with the issuance of Convertible Notes to hedge Borrower’s obligations under such Convertible Notes with a strike price or exercise price (howsoever defined) (or, in the case of capped call options, a lower strike price or exercise price (howsoever defined)) initially equal to the conversion or exchange price (howsoever defined) of the related Convertible Notes (subject to rounding); provided that the purchase price for such Bond Hedge, less the proceeds received by the Borrower from the sale of any related Warrant, if any, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Notes and (ii) the Spansion Capped Call Options.

“Borrower” as defined in the preamble hereto.

“Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term “Business Day” means any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Lease Obligations” means, as applied to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Cash” means money, currency or a credit balance in any demand or Deposit Account.

“Cash Equivalents” means:

(1) United States dollars, or money in other currencies received in the ordinary course of business,

(2) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition,

(3) (i) demand deposits, (ii) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (iii) bankers’ acceptances with maturities not exceeding one year from the date of acquisition, and (iv) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any State thereof having capital, surplus and undivided profits in excess of $500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s,

(4) repurchase obligations with a term of not more than seven days for underlying securities of the type described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above,

(5) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within one year after the date of acquisition,

(6) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A-1 by Moody’s,

(7) money market funds at least 95% of the assets of which consist of investments of the type described in clauses (1) through (6) above, and

(8) Investments that are consistent with the investment policy of the Borrower, as it may be amended from time to time, that has been adopted by the Board of Directors.

In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (1) through (7) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (7) and in this paragraph.

“Casualty Event” means any casualty, eminent domain, condemnation or other similar event.

“Change in Law” means the occurrence after the date of this Agreement or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement (a) the adoption or phase-in of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.19(b), by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however, that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, including the implementation or application of, or compliance with, Basel III or any law or regulation that implements or applies Basel III, in each case deemed to be a “Change in Law” regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means:

(i) any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of the voting stock of Borrower;

(ii) individuals who on the Closing Date constituted the Board of Directors of Borrower, together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of Borrower was approved (either by a specific vote or by approval by the Board of Directors of Borrower of a proxy statement in which such member was named as a nominee for election as a director) by a majority of the directors then still in office who were either directors or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors of Borrower then in office; or

(iii) the occurrence of any “change of control” or “fundamental change” (or similar event, however denominated) under and as defined in any indenture or other agreement or instrument in respect of Material Indebtedness of Borrower or any Restricted Subsidiary that entitles the holders of such Material Indebtedness to accelerate such Indebtedness (but giving effect to any grace period provided in the applicable indenture or other agreement or instrument).

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having New Term Loans Exposure of each applicable Series and (b) Lenders having Revolving Exposure (including Swing Line Lender) and (ii) with respect to Loans, each of the following classes of Loans: (a) each Series of New Term Loans and (b) Revolving Loans (including Swing Line Loans).

“Closing Date” means the first date on which the conditions precedent set forth in Article 3 are satisfied.

“Closing Date Certificate” means a Closing Date Certificate substantially in the form of Exhibit G-1.

“Closing Date Mortgaged Property” as defined in Schedule 5.12.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means, collectively, all of the real, personal and mixed property (including Equity Interests) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

“Collateral Agent” as defined in the preamble hereto.

“Collateral Documents” means the Pledge and Security Agreement, the Intellectual Property Security Agreements, the Mortgages and all other instruments, documents and agreements delivered by or on behalf of any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to, or perfect in favor of, Collateral Agent, for the benefit of Secured Parties, a Lien on any Collateral of that Credit Party as security for the Obligations.

“Collateral Questionnaire” means a certificate in form reasonably satisfactory to Collateral Agent that provides information with respect to the real, personal or mixed property of each Credit Party.

“Commitment” means any Revolving Commitment or Term Loan Commitment.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, for any period:

(a) Consolidated Net Income determined for such period, plus:

(b) in each case, only to the extent deducted in determining such Consolidated Net Income for such period (and in each case determined on a consolidated basis for Borrower and its Restricted Subsidiaries in accordance with GAAP) the sum of the following amounts for such period:

(i) Consolidated Interest Expense, including, amortization of debt discount, debt issuance costs, commissions, discounts and other fees and charges associated with Indebtedness (including commitment and administrative fees and charges with respect to Indebtedness), plus expenses associated with the amortization of any debt discount or equity component of Convertible Notes; plus

(ii) provision for taxes based on income, profits or capital, including federal, foreign and state income, franchise, and similar taxes based on income, profits or capital paid or accrued during such period (including in respect of repatriated funds); plus

(iii) depreciation and amortization; plus

(iv) losses (or minus any gains) realized upon the sale or other disposition of any asset that is not sold or disposed of in the ordinary course of business and any loss (or minus any gain) realized upon the sale or other disposition of any Equity Interest of any Person; plus

(v) unusual, extraordinary or non-recurring, charges, expenses or losses; plus

(vi) any losses from an early extinguishment of indebtedness; plus

(vii) all other non-cash charges, non-cash expenses or non-cash losses in such period (excluding any such item that is non-cash during such period but the subject of a cash payment in a prior or future period); plus

(viii) non-cash compensation expenses from equity based compensation, including, without limitation, stock, options to purchase stock and stock appreciation rights issued to the management, employees or board members of Borrower; plus

(ix) any unrealized losses (or minus any unrealized gains) in respect of Hedge Agreements; plus

(x) transaction fees, costs and expenses related to (A) any issuance of Securities, (B) any disposition of divisions, lines of business (including the Securities of any Subsidiary and any Asset Sale), (C) any Permitted Acquisition, (D) any

recapitalization or the incurrence, amendment, modification or repayment of Indebtedness and (E) the Spansion Merger (in each case of clauses (A) through (E), whether or not successful), including, without limitation, all Transaction Costs; plus

(xi) restructuring and integration costs (which for the avoidance of doubt, shall include retention, severance, systems establishment costs, contract termination costs, including future lease commitments, and costs to consolidate facilities and relocate employees); provided that such amounts (other than any such restructuring and integration costs arising from the sale or disposition of the Specified Assets or the Spansion Merger) shall not exceed 7.5% of Consolidated Adjusted EBITDA for such period (before giving effect to such adjustment); plus

(xii) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with any Permitted Acquisition or the Spansion Merger; plus

(xiii) operating expense reductions and other operating improvements or synergies reasonably expected to result from any acquisitions, divestitures, restructuring, cost savings initiatives and other similar initiatives taken after the Closing Date; provided that (i) such operating expense reductions, operating improvements or synergies are reasonably identifiable and factually supportable and (ii) such actions have been taken or are to be taken (in the good faith determinations by the Borrower and evidenced by a certificate of a Financial Officer of the Borrower) within 12 months after such transaction or initiative is consummated or commenced; provided further that such amounts (other than any such restructuring and integration costs arising from the sale or disposition of the Specified Assets or the Spansion Merger) shall not exceed 7.5% of Consolidated Adjusted EBITDA for such period (before giving effect to such adjustment); plus

(xiv) Insurance Loss Addbacks; minus

(c) all non-cash items increasing Consolidated Net Income (excluding any such item that is non-cash during such period but the subject of a cash payment in a prior or future period) plus any Insurance Loss Deduction.

“Consolidated Capital Expenditures” means, for any period, the aggregate of all expenditures of Borrower and its Restricted Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items, reflected in the consolidated statement of cash flows of Borrower and its Restricted Subsidiaries; provided that Consolidated Capital Expenditures shall not include:

(i) any expenditures for the Spansion Merger and for Permitted Acquisitions permitted under Section 6.06;

(ii) any expenditures to the extent financed with the proceeds of Asset Sales that are not applied to prepay Indebtedness;

(iii) any expenditures made in connection with the replacement, substitution, restoration or repair of assets, to the extent financed with (x) insurance or warranty proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced;

(iv) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (i) used or surplus equipment traded in at the time of such purchase and (ii) the proceeds of substantially concurrent sale of used or surplus equipment; or

(v) any expenditures in connection with restructuring and integration initiatives undertaken in respect of the Spansion Merger.

“Consolidated Fixed Charges” means, for any period, the sum (without duplication) of (i) Consolidated Interest Expense for such period, (ii) scheduled amortization payments made during such period on account of principal of Indebtedness of the Borrower or any of its Restricted Subsidiaries (including scheduled amortization principal payments in respect of any Term Loans but excluding the Revolving Loans), (iii) income taxes paid in cash during such period, (iv) Consolidated Capital Expenditures paid in cash during such period (excluding the principal amount of Indebtedness incurred during such period to finance such expenditures, but including any repayments of such Indebtedness incurred during such period and (v) Restricted Payments consisting of dividends or distributions to holders of Borrower’s common stock paid in cash during such period.

“Consolidated Interest Expense” means, for any period, total interest expense (including the interest component of Capital Leases determined in accordance with GAAP and capitalized interest) of Borrower and its Restricted Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit, and giving effect to any net payments under Interest Rate Agreements, but, excluding (i) any amount not payable in Cash during the applicable period (including any such amounts attributable to original issue discount) and (ii) any one time financing fees, including, without limitation, any amounts referred to in Section 2.11(d) or (e) payable on or before the Closing Date.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in conformity with GAAP; provided that the following (without duplication) will be excluded in computing Consolidated Net Income:

(a) the net income (or loss) of any Person that is not a wholly-owned Restricted Subsidiary, except to the extent that cash in an amount equal to any such income has actually been received by Borrower or (subject to clause (b) below) any of its Restricted Subsidiaries;

(b) the net income (or loss) of any Restricted Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income would not have been permitted for the relevant period by charter or by any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary;

(c) any gains (or losses) attributable to Asset Sales;

(d) any unusual, extraordinary or non recurring gains (but not losses); and

(e) the cumulative effect of a change in accounting principles.

In calculating the aggregate net income (or loss) of Borrower and its Restricted Subsidiaries on a consolidated basis, non-wholly owned Restricted Subsidiaries of Borrower will be treated as if accounted for under the equity method of accounting.

“Consolidated Total Assets” means, at any date of determination, the total amount of assets of Borrower and its Restricted Subsidiaries, as set forth on the most recent financial statements delivered pursuant to Sections 5.01(a) and (b).

“Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Borrower and its Restricted Subsidiaries (excluding, however, the types described in clause (f) of the definition of Indebtedness (other than letters of credit), clause (g) of such definition (solely to the extent it relates to the types of Indebtedness described in clause (f) of the definition thereof (other than letters of credit)), clause (h) of such definition (solely to the extent it relates to the types of Indebtedness described in clause (f) of the definition thereof (other than letters of credit)) and clause (i) of such definition) (or, if higher, the par value or stated face amount of all such Indebtedness (other than zero coupon Indebtedness) determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Secured Debt” means Consolidated Total Debt that is secured by a Lien on any asset of Borrower or any of its Restricted Subsidiaries.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Controlled Foreign Corporation” means any Subsidiary that is classified as a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

“Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit A-2.

“Convertible Notes” means (i) notes issued by Borrower in a public offering, Rule 144A or other private placement that are optionally convertible into common stock of Borrower (and cash in lieu of fractional shares), cash or any combination of cash or common stock of Borrower and (ii) the Spansion Notes.

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit H delivered by a Credit Party pursuant to Section 5.09.

“Credit Date” means the date of a Credit Extension.

“Credit Document” means any of this Agreement, the Notes, if any, the Amendment and Restatement Agreement, any Joinder Agreement, the Collateral Documents and any documents or certificates executed by Borrower in favor of Issuing Bank relating to Letters of Credit.

“Credit Extension” means the making of a Loan or the issuing of a Letter of Credit.

“Credit Party” means Borrower and the Guarantors.

“Declining Lender” as defined in Section 2.25.

“Default” means an Event of Default or a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swing Line Loans or (iii) pay over to Administrative Agent, any Lender or any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified Administrative Agent, Issuing Bank, Swing Line Lender, any other Lender, Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by Administrative Agent or Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Administrative Agent’s or Borrower’s receipt of such certification in form and substance satisfactory to it and Administrative Agent, or (d) has become the subject of a Bankruptcy Event.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Disclosure Letter” means the disclosure letter, dated as of the date hereof, as amended or supplemented from time to time by Borrower with the written consent of the Administrative Agent and, if required by the Credit Documents, the Requisite Lenders (or as supplemented by Borrower pursuant to the terms of the Credit Documents), delivered by Borrower to the Administrative Agent for the benefit of the Lenders.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests and the payment in cash in lieu of the issuance of fractional shares of such Equity Interests), in whole or in part or (iii) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 181 days after the Latest Maturity Date then in effect; provided that Equity Interests will not constitute Disqualified Equity Interests solely because of provisions giving holders thereof the right to require repurchase or redemption upon an “asset sale” or “change of control” occurring prior to the date that is 181 days after the Latest Maturity Date then in effect if the payment upon such redemption or repurchase is contractually subordinated in right of payment to the Obligations.

“Documentation Agents” as defined in the preamble hereto.

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Eligible Assignee” means any Person other than a natural Person that is (i) a Lender, an Affiliate of any Lender or an Approved Fund, or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans in the ordinary course of business; provided, neither any Credit Party nor any Affiliate thereof shall be an Eligible Assignee.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was within the six years prior to the date of this Agreement sponsored, maintained or contributed to by, or required to be contributed by, Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates.

“Environmental Claim” means any notice of violation, claim, action, suit, proceeding, written demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person brought against the Borrower or any Restricted Subsidiary, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law by the Borrower or any of its Restricted Subsidiaries; (ii) in connection with the presence of any Hazardous Material on any real property owned or leased by the Borrower or any Restricted Subsidiary or any actual or alleged Hazardous Materials Activity of the Borrower or any of its Restricted Subsidiaries; or (iii) in connection with any actual or alleged damage, injury, threat or harm to public health or safety, natural resources or the environment caused by the Borrower or any of its Restricted Subsidiaries.

“Environmental Laws” means any and all applicable foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Approvals, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational or employee safety or health (as it relates to Hazardous Materials), industrial hygiene, or the protection of the environment, in any manner applicable to Borrower or any of its Restricted Subsidiaries or any Material Real Estate Assets.

“Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing; provided that Equity Interests shall not include any debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or Cash, including, without limitation, Convertible Notes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Borrower or any of its Restricted Subsidiaries shall continue to be considered an ERISA Affiliate of Borrower or any such Restricted Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Borrower or such Restricted Subsidiary and with respect to liabilities arising after such period for which Borrower or such Restricted Subsidiary could be liable under the Code or ERISA.

“ERISA Event” means any of the following: (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Code) or the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Borrower, any of its

Restricted Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates of material fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; or (ix) the imposition of a lien pursuant to Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code.

“Eurodollar Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

“Event of Default” means each of the conditions or events set forth in Section 9.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 8.12 and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Credit Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on (or measured by) net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.22(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(f), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means the Credit and Guaranty Agreement, dated as of June 26, 2012, by and among Borrower, the Guarantors party thereto, Morgan Stanley, as administrative agent and collateral agent, and the other parties thereto from time to time, as amended, supplemented or otherwise modified prior to the date hereof.

“Existing Letters of Credit” means the letters of credit identified on Schedule 1.01 hereto.

“Extending Lender” as defined in Section 2.25.

“Extension Effective Date” as defined in Section 2.25.

“Extension Request Date” as defined in Section 2.25.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates.

“Fair Market Value” means the sales price that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by a Financial Officer of Borrower or the Restricted Subsidiary with respect to sales prices not in excess of $25,000,000 or determined in good faith by the Board of Directors of Borrower or the Restricted Subsidiary with respect to sales prices equal to or in excess of $25,000,000, as applicable, which determination will be conclusive (unless otherwise provided in this Agreement).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.

“Financial Officer” of any Person means the chief financial officer, treasurer, assistant treasurer or vice president of finance or controller of such Person.

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Financial Officer of Borrower that such financial statements were prepared in accordance with GAAP and fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year end adjustments.

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Borrower and its Subsidiaries ending on the Sunday closest to December 31 of each calendar year.

“Fixed Charge Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the four Fiscal Quarter Period then ending to (ii) Consolidated Fixed Charges for such four Fiscal Quarter Period.

“Flood Hazard Property” as defined in Schedule 5.12.

“Foreign Subsidiary” means (i) any Domestic Subsidiary substantially all of whose assets consist of stock of Controlled Foreign Corporations, (ii) any Controlled Foreign Corporation and (iii) any Subsidiary of a Subsidiary described in clauses (i) or (ii) above.

“Funding Notice” means a notice substantially in the form of Exhibit A-1.

“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.02, United States generally accepted accounting principles in effect as of the date of determination thereof.

“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

“Governmental Approval” means any authorizations, consents, approvals, licenses, rulings, permits, certifications, exemptions, filings or registrations by or with a Governmental Authority required by applicable requirements of law to be obtained or held by Borrower or any of its Restricted Subsidiaries in connection with its business, the due execution, delivery and performance of the Credit Documents, the creation, perfection and enforcement of the Liens contemplated by the Collateral Documents and the other transactions contemplated hereby.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency, central bank or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantor” as defined in the Pledge and Security Agreement.

“Guaranteed Obligations” as defined in Section 8.01.

“Guarantor” means each wholly-owned Domestic Subsidiary of Borrower that is a Restricted Subsidiary (other than an Immaterial Subsidiary or a Foreign Subsidiary).

“Guaranty” means the guaranty of each Guarantor set forth in Article 8.

“Hazardous Materials” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Environmental Law.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“Hedging Agreement” means any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies, excluding any Bond Hedge or Warrant.

“Hedging Obligations” means obligations under or with respect to Hedging Agreements.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Historical Financial Statements” means, as of the Closing Date, (i) the audited financial statements of each of Borrower and its Subsidiaries and Spansion and its Subsidiaries, for the immediately preceding three Fiscal Years, consisting of balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Years, and (ii) the unaudited financial statements of each of Borrower and its Subsidiaries and Spansion and its Subsidiaries as of the most recent Fiscal Quarter ended after the date of the most recent applicable audited financial statements and at least ten days prior to the Closing Date, consisting of a balance sheet and the related consolidated statements of income, stockholders’ equity and cash flows for the three, six or nine month period, as applicable, ending on such date, and, in the case of clauses (i) and (ii), certified by the Financial Officer of Borrower or Spansion as the case may be, as fairly presenting, in all material respects, the financial condition of Borrower and its Subsidiaries or Spansion and its Subsidiaries, as applicable, as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject, in the case of clause (ii), to changes resulting from audit and normal year-end adjustments.

“Immaterial Subsidiary” means each Restricted Subsidiary of Borrower now existing or hereafter acquired or formed and each successor thereto, (a) which accounts for not more than (i) 3.0% of the consolidated gross revenues (after intercompany eliminations) of Borrower and its Subsidiaries or (ii) 3.0% of the net book value of the consolidated assets (after intercompany eliminations) of Borrower and its Subsidiaries, in each case, as of the last day of the most recently completed Fiscal Quarter as reflected on the financial statements for such quarter and (b) if the Restricted Subsidiaries that constitute Immaterial Subsidiaries pursuant to clause (a) above account for, in the aggregate, more than 10% of such consolidated gross revenues and more than 10% of the net book value of the consolidated assets, each as described in clause (a) above, then the term “Immaterial Subsidiary” shall not include each such Subsidiary (starting with the Subsidiary that accounts for the most consolidated gross revenues or consolidated assets and then in descending order) necessary to account for at least 90% of the consolidated gross revenues and 90% of the net book value of the consolidated assets, each as described in clause (a) above.

“Increased Amount Date” as defined in Section 2.23(a).

“Indebtedness” means, as applied to any Person, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business, deferred employee compensation arrangements in the ordinary course of business and earn-out obligations), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit or similar arrangements, (g) all guarantee obligations of such Person in respect of obligations of others of the kind referred to in clauses (a) through (f) above, (h) all obligations of the kind referred to in clauses (a) through (g) above secured by any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided, that the amount of such Indebtedness shall be limited to the lesser of such obligation and the value of the property subject to such Lien if such Person has not assumed or become liable for the payment of such obligation, and (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of Disqualified Equity Interests of such Person.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), out-of-pocket expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of one primary counsel (with exceptions for conflicts of interest) and one local counsel in each relevant jurisdiction) in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or out-of-pocket expenses incurred by Indemnitees in enforcing this indemnity, whether direct, indirect, special or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Credit Extensions, the syndication of the credit facilities provided for herein or the use or intended use of the proceeds thereof, any amendments, waivers or consents with respect to any provision of this Agreement or any of the other Credit Documents, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) any commitment letter, fee letter or engagement letter delivered by any Agent or any Lender to Borrower with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Borrower or any of its Restricted Subsidiaries.

“Indemnified Taxes” means (i) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (ii) to the extent not otherwise described in (i), Other Taxes.

“Indemnitee” as defined in Section 11.03(a).

“Insurance Loss Addback” means, with respect to any period, the amount of any loss incurred during such period for which there is insurance or indemnity coverage and for which a related insurance or indemnity recovery is not recorded in accordance with GAAP, but for which such insurance or indemnity recovery is reasonably expected to be received by a Credit Party in a subsequent period and within one year of the date of the underlying loss.

“Insurance Loss Deduction” means, with respect to any period, the amount of any Insurance Loss Addback included in determining Consolidated Adjusted EBITDA for a prior period in the event that either (i) any insurance or indemnity recovery related to such Insurance Loss Addback is actually and finally denied by the applicable insurer or indemnifying party during such period, or (ii) one year has elapsed from the date of the underlying loss without the receipt of an actual insurance or indemnity recovery.

“Intellectual Property” as defined in the Pledge and Security Agreement.

“Intellectual Property Security Agreements” as defined in the Pledge and Security Agreement.

“Intercompany Note” means a promissory note substantially in the form of Exhibit J evidencing certain Indebtedness owed among Credit Parties and their Restricted Subsidiaries.

“Interest Payment Date” means with respect to (i) any Loan that is a Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date and the final maturity date of such Loan; and (ii) any Loan that is a Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months “Interest Payment Date” shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

“Interest Period” means, in connection with a Eurodollar Rate Loan, an interest period of one, two, three or six months (or twelve months if agreed to by all affected Lenders), as selected by Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) and (d), of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond such Class’s Term Loan Maturity Date; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.

“Interest Rate Agreement” means any Hedging Agreement entered into for the purpose of hedging the interest rate exposure associated with Borrower’s and its Restricted Subsidiaries’ operations and not for speculative purposes.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“Investment” means (i) any purchase or other acquisition by Borrower or any of its Restricted Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Guarantor); (ii) any loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), extension of credit (by way of guaranty or otherwise) or capital contributions by Borrower or any of its Restricted Subsidiaries to any other Person (other than Borrower or any Guarantor).

“IP Subsidiary” means a Subsidiary of Borrower that (i) is a Guarantor under the Credit Documents, (ii) other than with respect to the Credit Documents and intercompany Indebtedness permitted under Section 6.01, has no other Indebtedness, and (iii) has Organizational Documents which limit the permitted activities of such IP Subsidiary to the ownership of Intellectual Property and activities necessary or incidental to the foregoing.

“IRS” means the United States Internal Revenue Service.

“Issuance Notice” means an Issuance Notice substantially in the form of Exhibit A-3.

“Issuing Bank” means Morgan Stanley Bank, N.A., as Issuing Bank hereunder, together with its permitted successors and assigns in such capacity; provided that, solely with respect to the Existing Letters of Credit issued by Silicon Valley Bank, Silicon Valley Bank shall be deemed to be an Issuing Bank (and each reference in this Agreement to “Issuing Bank” solely when made in respect of the Existing Letters of Credit issued by Silicon Valley Bank, shall be deemed to refer to Silicon Valley Bank).

“Japanese Receivables Subsidiary” means any Subsidiary of Borrower at any time holding a substantial portion of the accounts receivable owed by Japanese customers of Borrower and its Subsidiaries.

“Joinder Agreement” means an agreement substantially in the form of Exhibit K.

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any New Term Loan, any New Revolving Loan Commitment or any New Revolving Loan.

“Lender” means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement or a Joinder Agreement.

“Lender Counterparty” means each Lender, each Agent and each of their respective Affiliates counterparty to a Hedging Agreement (including any Person who is an Agent or a Lender (and any Affiliate thereof) at the time of entry into such Hedging Agreement but subsequently, after entering into a Hedging Agreement, ceases to be an Agent or a Lender (or an Affiliate thereof), as the case may be).

“Letter of Credit” means a standby letter of credit issued or to be issued by Issuing Bank pursuant to this Agreement in the form of Exhibit L-2 or in such other form as may be approved from time to time by Issuing Bank. Each Existing Letter of Credit shall be deemed to be “Letter of Credit” issued on the Closing Date for all purposes of the Credit Documents.

“Letter of Credit Sublimit” means the lesser of (i) $25,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.

“Letter of Credit Usage” means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Borrower.

“Lien” means any lien, mortgage, pledge, collateral assignment, security interest, hypothecation, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any capital lease) and any other security agreement or preferential arrangement in the nature of security of any kind or nature whatsoever.

“Loan” means a Term Loan, a Revolving Loan, a Swing Line Loan, a New Term Loan and a New Revolving Loan.

“Margin Stock” as defined in Regulation U of the Board of Governors as in effect from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business, financial condition, operation, performance or properties of Borrower and its Restricted Subsidiaries taken as a whole; or (ii) the rights and remedies of, the Collateral Agent, the Administrative Agent or any other Agent and any Lender or any Secured Party under any Credit Document, taken as a whole.

“Material Indebtedness” shall mean any Indebtedness (other than the Loans and Hedging Obligations) of Borrower or any of its Restricted Subsidiaries in an aggregate outstanding principal amount exceeding $50,000,000.

“Material Real Estate Asset” means any domestic fee owned Real Estate Asset having a fair market value in excess of $10,000,000.

“Moody’s” means Moody’s Investor Services, Inc.

“Morgan Stanley” means Morgan Stanley Senior Funding, Inc.

“Mortgage” means a mortgage, deed of trust or other similar instrument reasonably satisfactory to Collateral Agent.

“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“NAIC” means The National Association of Insurance Commissioners, and any successor thereto.

“Net Cash Proceeds” means, with respect to the incurrence or issuance of Indebtedness or Equity Interests, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith.

“New Lender” as defined in Section 2.25.

“New Revolving Loan Commitments” as defined in Section 2.23(a).

“New Revolving Loan Lender” as defined in Section 2.23(a).

“New Revolving Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Revolving Loans of such Lender.

“New Revolving Loans” as defined in Section 2.23(b).

“New Revolving Loan Maturity Date” means the date on which New Revolving Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

“New Term Loan Commitments” as defined in Section 2.23(a).

“New Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Term Loans of such Lender.

“New Term Loan Lender” as defined in Section 2.23(a).

“New Term Loan Maturity Date” means the date on which New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

“New Term Loans” as defined in Section 2.23(c).

“Non-Cash Consideration” means (a) any liabilities of Borrower or its Subsidiaries that are assumed by the transferee of assets and for which Borrower and its Subsidiaries have been validly released by the applicable creditors in writing, (b) promissory notes, (c) discounts to pricing for goods or services and (d) other properties or assets received in consideration for an Asset Sale.

“Non-Public Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

“Non-U.S. Lender” means a Lender that is not a U.S. Person.

“Note” means a Term Loan Note, a Revolving Loan Note or a Swing Line Note.

“Notice” means a Funding Notice, an Issuance Notice, or a Conversion/Continuation Notice.

“Obligations” means all obligations of every nature of each Credit Party, including obligations from time to time owed to Agents (including former Agents), Arranger, Lenders or any of them and Lender Counterparties or Treasury Services Providers, under any Credit Document, Secured Hedge Agreement or Secured Treasury Services Agreement, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Secured Hedge Agreements, fees, expenses, indemnification, overdrafts and related liabilities under Secured Treasury Services Agreements, or otherwise; provided that (i) the “Obligations” of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (ii) “Obligations” shall exclude obligations arising from any Bond Hedge or Warrant.

“Obligee Guarantor” as defined in Section 8.06.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Organizational Documents” means (i) with respect to any corporation or company, its certificate, memorandum or articles of incorporation, organization or association, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).

“Other Debt Securities” means unsecured Indebtedness and Convertible Notes.

“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.22(b)).

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant Register” as defined in Section 11.06(g).

“PATRIOT Act” as defined in Section 3.01.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Code or Section 302 of ERISA.

“Permitted Acquisition” means (i) any acquisition approved by the Requisite Lenders pursuant to Section 11.05 or (ii) any transaction or series of related transactions for the purpose of or resulting in the acquisition by Borrower or any of its wholly owned Restricted Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets or Equity Interests of, or a business line or unit or a division of, any Person; provided,

(i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Approvals;

(iii) in the case of the purchase or other acquisition of Equity Interests, Borrower shall have taken, or caused to be taken, promptly after the date such Person becomes a Subsidiary of Borrower, each of the actions set forth in Section 5.09 or Section 5.10, if and as applicable;

(iv) Borrower and its Restricted Subsidiaries shall be in compliance with the financial covenants set forth in Article 7 on a pro forma basis after giving effect to such acquisition as of the last day of the Test Period most recently ended (as determined in accordance with Section 1.02);

(v) Borrower shall have delivered to Administrative Agent (A) with respect to any transaction or series of related transactions involving Acquisition Consideration of more than $35,000,000, at least 3 Business Days prior to such proposed acquisition, (i) a Compliance Certificate evidencing compliance with the covenants set forth in Article 7 as required under clause (iv) above and (ii) notice of the aggregate consideration for such acquisition and any other information reasonably required to demonstrate compliance with the covenants set forth in Article 7 and (B) with respect to any transaction or series of related transactions involving Acquisition Consideration of more than $250,000,000 promptly upon request by Administrative Agent, (i) a copy of the acquisition agreement related to the proposed Permitted Acquisition (and any related documents reasonably requested by Administrative Agent) and (ii) to the extent available, quarterly and annual financial statements of the Person whose Equity Interests or assets are being acquired for the twelve month period immediately prior to such proposed Permitted Acquisition, including any audited financial statements that are available;

(vi) any Person or assets or division as acquired in accordance herewith shall be engaged in or related to a Permitted Business; and

(vii) the Board of Directors of the Person to be acquired shall have approved the consummation of such acquisition (which approval shall not have been withdrawn).

“Permitted Business” means any of the businesses in which Borrower and its Restricted Subsidiaries are engaged on the Closing Date, and any business reasonably related, incidental, complementary or ancillary thereto.

“Permitted License” as defined in Section 4.23(a).

“Permitted Liens” means each of the Liens permitted pursuant to Section 6.02.

“Permitted Refinancing” means, with respect to any Indebtedness, any modification, refinancing, refunding, renewal or extension thereof; provided that (i) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (ii) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (iii) to the extent such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable, taken as a whole, to the Lenders (as determined in good faith by the Board of Directors of Borrower) as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (iv) Indebtedness of a Restricted Subsidiary that is not a Borrower or Guarantor shall not be refinanced by Indebtedness of a Borrower or a Guarantor and (v) no person is an obligor under such modified, refinanced, refunded, renewed or extended Indebtedness that was not an obligor under such Indebtedness prior to such modification, refinancing, refunding, renewal or extension.

“Person” means and includes individuals, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Platform” as defined in Section 5.01(m).

“Pledge and Security Agreement” means the Amended and Restated Pledge and Security Agreement to be executed by Borrower and each Guarantor substantially in the form of Exhibit I, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Prime Rate” means the rate of interest per annum from time to time published in the “Money Rates” section of The Wall Street Journal as being the “Prime Lending Rate” or, if more than one rate is published as the “Prime Lending Rate”, then the highest of such rates (with each change in the Prime Rate to be effective as of the date of publication in The Wall Street Journal of a “Prime Lending Rate” that is different from that published on the preceding domestic Business Day); provided that in the event The Wall Street Journal shall, for any reason, fail or cease to publish the “Prime Lending Rate”, the Administrative Agent shall choose a reasonably comparable index or source to use as the basis for the Prime Rate.

“Principal Office” means, for each of Administrative Agent, Swing Line Lender and Issuing Bank, such Person’s “Principal Office” as set forth on Appendix B, or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate in writing to Borrower, Administrative Agent and each Lender.

“Projections” as defined in Section 4.08.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender by (b) the aggregate Revolving Exposure of all Lenders and (ii) with respect to all payments, computations and other matters relating to New Term Loan Commitments or New Term Loans of a particular Series, the percentage obtained by dividing (a) the New Term Loan Exposure of that Lender with respect to that Series by (b) the aggregate New Term Loan Exposure of all Lenders with respect to that Series. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Term Loan Exposure and the Revolving Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Term Loan Exposure and the aggregate Revolving Exposure of all Lenders.

“Public Lenders” means Lenders that do not wish to receive material non-public information with respect to Borrower, its Subsidiaries or their securities.

“Qualified ECP Guarantor” shall mean, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.

“Recipient” means, as applicable, (i) Administrative Agent, (ii) any Lender and (iii) Issuing Bank.

“Refinancing” as defined in the preamble hereto.

“Refunded Swing Line Loans” as defined in Section 2.03(b)(iv).

“Register” as defined in Section 2.07(a).

“Regulation D” means Regulation D of the Board of Governors, as in effect from time to time.

“Regulation FD” means Regulation FD as promulgated by the U.S. Securities and Exchange Commission under the Securities Act and Exchange Act as in effect from time to time.

“Reimbursement Date” as defined in Section 2.04(d).

“Related Assets” means, with respect to any receivables, any assets related thereto, including all collateral securing such receivables, all contracts and contract rights, purchase orders, leases, security interests, financing statements or other documentation in respect of such receivables, and all guarantees, indemnities, warranties or other documentation or other obligations in respect of any such receivable, all causes of actions and rights of demand or to sue on such receivable, any other assets which are customarily transferred, or in respect of which security interests are customarily granted in connection with transactions involving receivables, interest in goods or inventory represented by the receivables and all goods or inventory returned by or reclaimed, repossessed or recovered from, the account debtor and any collections or proceeds of the foregoing.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Requisite Lenders” means one or more Lenders having or holding Term Loan Exposure and/or Revolving Exposure and representing more than 50% of the sum of (i) the aggregate Term Loan Exposure of all Lenders and (ii) the aggregate Revolving Exposure of all Lenders.

“Restricted Party” means a Person that is (i) listed on, or owned or controlled by a Person listed on, a Sanctions List; (ii) located in or organized under the laws of a country or territory that is the subject of country- or territory-wide Sanctions, or a Person who is owned or controlled by, or acting on behalf of such a Person; or (iii) otherwise a subject of Sanctions.

“Restricted Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Restricted Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Restricted Subsidiaries now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding Equity Interests of Borrower or any of its Restricted Subsidiaries now or hereafter outstanding; (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance

(including in substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness and (v) any payments in respect of the repurchase, redemption, conversion, defeasance or other retirement for value of any Convertible Notes that constitute Subordinated Indebtedness. Notwithstanding the foregoing, and for the avoidance of doubt, (1) the conversion of, or payment for (including, without limitation, payments of principal and payments upon redemption or repurchase), or paying any interest with respect to, any Convertible Notes shall not constitute a Restricted Payment and (2) any payment with respect to, or early unwind or settlement of, any Bond Hedge or Warrant shall not constitute a Restricted Payment.

“Restricted Subsidiary” means at any time any Subsidiary of Borrower other than an Unrestricted Subsidiary.

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swing Line Loans hereunder and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A, in the applicable Assignment Agreement or in a Joinder Agreement, as applicable, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Closing Date is $450,000,000.

“Revolving Commitment Period” means the period from the Closing Date to but excluding the Revolving Commitment Termination Date.

“Revolving Commitment Termination Date” means (x) the earliest to occur of (i) March 12, 2020 (as such date may be extended for all or a portion of the Revolving Commitments pursuant to Section 2.25), (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.13(b), and (iii) the date of the termination of the Revolving Commitments pursuant to Section 9.01 or (y) the New Revolving Loan Maturity Date, as applicable.

“Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit), (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations by that Lender in any outstanding Swing Line Loans.

“Revolving Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.02(a) and/or a New Revolving Loan.

“Revolving Loan Note” means a promissory note in the form of Exhibit B-2, as it may be amended, restated, supplemented or otherwise modified from time to time.

“S&P” means Standard & Poor’s Financial Services, LLC.

“Sanctioned Country” means any country or region subject to a comprehensive sanctions program administered and regulated by OFAC. For the avoidance of doubt, as of the Closing Date, Sanctioned Countries are the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria.

“Sanctions” means any trade, economic or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by a Sanctions Authority.

“Sanctions Authority” means:

(a) the Security Council of the United Nations;

(b) the United States of America;

(c) the European Union;

(d) the UK; and

(e) the governments and official institutions or agencies of any of paragraphs (a) to (d) above, including OFAC, the U.S. Department of State, and Her Majesty’s Treasury.

“Sanctions List” means the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List and the Sectoral Sanctions Identification List maintained by OFAC, the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by Her Majesty’s Treasury, or any similar list maintained by, or public announcement of a Sanctions designation made by, a Sanctions Authority, each as amended, supplemented or substituted from time to time.

“SEC” means the United States Securities and Exchange Commission.

“Secured Hedge Agreement” means a Hedging Agreement among one or more Credit Parties and a Lender Counterparty.

“Secured Leverage Ratio” means, at any date, the ratio of (i) Consolidated Total Secured Debt as of such date to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on or most recently prior to such date.

“Secured Parties” has the meaning assigned to that term in the Pledge and Security Agreement.

“Secured Treasury Services Agreement” means a Treasury Services Agreement among one or more Credit Parties and a Treasury Services Provider.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness for borrowed money, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Supplement” has the meaning assigned to that term in the Pledge and Security Agreement.

“Series” means a series of Loans.

“Solvency Certificate” means a Solvency Certificate of a Financial Officer of Borrower substantially in the form of Exhibit G-2.

“Solvent” means, with respect to the Credit Parties, taken as a whole, that as of the date of determination, (i) the sum of debt (including contingent liabilities) of the Credit Parties, taken as a whole, does not exceed the present fair saleable value of the present assets of the Credit Parties, taken as a whole, (ii) the capital of the Credit Parties, taken as a whole, is not unreasonably small in relation to the business of the Credit Parties, taken as a whole, as contemplated on the Closing Date or with respect to any transaction contemplated to be undertaken after the Closing Date, as contemplated as of the Closing Date, and (iii) the Credit Parties have not incurred and do not intend to incur, or do not believe (nor should it reasonably believe) that they will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise). For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Spansion” means Spansion, Inc., a Delaware corporation.

“Spansion Capped Call Agreements” means the letter agreements in respect of call option transactions, dated August 20, 2012, entered into by Spansion and Spansion LLC with the counterparties thereto in connection with the issuance of the Spansion Notes.

“Spansion Merger” means the merger of Spansion Merger Sub with and into Spansion, with Spansion becoming a wholly-owned Domestic Subsidiary of the Borrower and a Guarantor.

“Spansion Merger Agreement” means the Agreement and Plan of Merger and Reorganization, dated December 1, 2014, among the Borrower, Spansion Merger Sub and the Spansion.

“Spansion Merger Closing Date” means the closing date of the Spansion Merger.

“Spansion Merger Sub” means Mustang Acquisition Corporation, a Delaware corporation and wholly-owned Subsidiary of the Borrower.

“Spansion Notes” means the 2.00% Exchangeable Senior Notes due 2020 issued by Spansion LLC.

“Specified Assets” has the meaning set forth in Schedule 1.01 to the Disclosure Letter.

“Specified Loan Party” means any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act.

“Subject Transaction” as defined in Section 1.02(b).

“Subordinated Indebtedness” means any unsecured Indebtedness of any Credit Party permitted under Section 6.01 that is by its terms subordinated in right of payment to the Obligations of such Credit Party on terms reasonably satisfactory to the Administrative Agent.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swing Line Exposure” means, at any time, the aggregate principal amount of all Swing Line Loans outstanding at such time. The Swing Line Exposure of any Lender at any time shall be its Applicable Percentage of the total Swing Line Exposure at such time.

“Swing Line Lender” means Morgan Stanley, in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

“Swing Line Loan” means a Loan made by Swing Line Lender to Borrower pursuant to Section 2.03.

“Swing Line Note” means a promissory note in the form of Exhibit B-3, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Swing Line Sublimit” means the lesser of (i) $25,000,000, and (ii) the aggregate unused amount of Revolving Commitments then in effect.

“Syndication Agents” as defined in the preamble hereto.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” means each New Term Loan of any Series.

“Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a New Term Loan, and “Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Term Loan Commitment, if any, is set forth in the applicable Assignment Agreement or in the applicable Joinder Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof or in the applicable Joinder Agreement.

“Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided, at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Loan Commitment.

“Term Loan Maturity Date” means the earlier of (i) the applicable New Term Loan Maturity Date and (ii) the date on which all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“Term Loan Note” means a promissory note in the form of Exhibit B-1, as it may be amended, restated, supplemented or otherwise modified from time to time.

A “Test Period” in effect at any time means the period of four consecutive Fiscal Quarters of Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each Fiscal Quarter or Fiscal Year were required to be delivered pursuant to Section 5.01(a) or 5.01(b).

“Title Policy” as defined in Schedule 5.12.

“Total Leverage Ratio” means, at any date, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on or most recently prior to such date.

“Total Utilization of Revolving Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate principal amount of all outstanding Swing Line Loans, and (iii) the Letter of Credit Usage.

“Transaction Costs” means the fees, costs and expenses payable by Borrower or any of Borrower’s Restricted Subsidiaries on or before the Closing Date in connection with the transactions contemplated by the Credit Documents.

“Treasury Services Agreement” means any agreement relating to treasury, depositary and cash management services or automated clearinghouse transfer of funds.

“Treasury Services Provider” means each Lender, each Agent and each of their respective Affiliates counterparty to a Treasury Services Agreement (including any Person who is an Agent or a Lender (and any Affiliate thereof) at the time of entry into such Treasury Services Agreement but subsequently, after entering into a Treasury Services Agreement, ceases to be an Agent or a Lender (or an Affiliate thereof), as the case may be).

“Type of Loan” means (i) with respect to either Term Loans or Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan and (ii) with respect to Swing Line Loans, a Base Rate Loan.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

“Unrestricted Subsidiary” means any Subsidiary of Borrower that at the time of determination has previously been designated, and continues to be, an Unrestricted Subsidiary in accordance with Section 5.13, and Deca Technologies, Inc., a Cayman corporation, and its Subsidiaries (unless designated as a Restricted Subsidiary in accordance with Section 5.13).

“U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Certificate” as defined in Section 2.20(f)(ii)(B)(3).

“Warrant” means (i) a call option or similar derivative instrument in respect of Borrower’s common stock sold by Borrower substantially concurrently with any purchase by the Borrower of a related Bond Hedge and having an initial strike or exercise price (howsoever defined) greater than the strike or exercise price (howsoever defined) of such Bond Hedge and (ii) a call option or similar derivative instrument sold by Spansion in connection with its purchase of the Spansion Capped Call Agreements.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.

“Weighted Average Yield” means with respect to any Loan or any other loan or other Indebtedness, on any date of determination, the weighted average yield to maturity, in each case, to be determined by the Administrative Agent consistent with generally accepted financial practice, after giving effect to interest rates and bases, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof as of the date of such determination.

“Withholding Agent” means any Credit Party and Administrative Agent.

Section 1.02. Accounting Terms; Certain Pro Forma Adjustments.

(a) Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Borrower notifies the Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Borrower that the Requisite Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. All terms of an accounting or financial nature (including, without limitation, the definitions of Capital Lease, Consolidated Interest Expense, Consolidated Total Debt, Consolidated Total Secured Debt and Indebtedness) shall be construed without giving effect to any changes to the current GAAP accounting model for leases of the type described in the FASB and IASB joint exposure draft published on August 17, 2010 entitled “Leases (Topic 840)” or otherwise arising out of the FASB project on lease accounting described in such exposure draft. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (a) any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of Borrower or any Restricted Subsidiary at “fair value”, as defined therein or (b) the Accounting Standards Codification “ASC” 470 20 65-1, or any successor thereto, requiring for the debt component of convertible debt securities to be accounted separately from the equity component.

(b) Certain Pro Forma Adjustments. With respect to any period during which the Spansion Merger, a Permitted Acquisition or an Asset Sale has occurred or a Subsidiary is designated as a Restricted Subsidiary or Unrestricted Subsidiary (each, a “Subject Transaction”), for purposes of determining compliance with the financial covenants set forth in

Article 7 and any calculation of the Total Leverage Ratio, the Secured Leverage Ratio or the Fixed Charge Coverage Ratio and, if applicable, for purposes of determining the Applicable Commitment Fee Percentage, Consolidated Adjusted EBITDA, Consolidated Total Debt, Consolidated Total Secured Debt and Consolidated Interest Expense shall be calculated with respect to such period on a pro forma basis (including (i) pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with GAAP and Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission and (ii) operating expense reductions and other operating improvements or synergies (including, without limitation, cost savings resulting from head count reduction, closure of facilities and similar restructuring charges) reasonably expected to result from such Subject Transactions taken or expected to be taken, provided that (A) such operating expense reductions, operating improvements or synergies are reasonably identifiable and factually supportable and expected to have a continuing impact, and (B) such actions have been taken or are to be taken within 12 months after the date of closing of the Subject Transaction, which pro forma adjustments shall be certified by a Financial Officer of Borrower) using the historical audited financial statements of any business so acquired or to be acquired, sold or to be sold or designated or to be designated and the consolidated financial statements of Borrower and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period); provided that (x) no amounts shall be added pursuant to these clauses (i) or (ii) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated Adjusted EBITDA for such period and (y) any increase to Consolidated Adjusted EBITDA as a result of costs savings and synergies shall be subject to the limitations set forth in the definition of Consolidated Adjusted EBITDA. If a transaction which is conditioned upon compliance on a pro forma basis with the covenants set forth in Article 7 is consummated prior to the first date on which such covenant is required to be satisfied, the levels required for such first date shall be deemed to apply for determining such compliance on a pro forma basis.

Section 1.03. Interpretation, Etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE 2

LOANS AND LETTERS OF CREDIT

Section 2.01. Term Loans. Each Lender party to a Joinder Agreement shall make a Term Loan in an amount, and subject to the terms and conditions, set forth in the applicable Joinder Agreement.

Section 2.02. Revolving Loans.

(a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to Borrower in an aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided, that after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.02(a) may be repaid and reborrowed during the Revolving Commitment Period. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date.

(b) Borrowing Mechanics for Revolving Loans.

(i) Except pursuant to 2.04(d), Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount, and Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

(ii) Subject to Section 2.24, whenever Borrower desires that Lenders make Revolving Loans, Borrower shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later than 1:00 p.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan, and at least one Business Day in advance of the proposed Credit Date in the case of a Revolving Loan that is a Base Rate Loan. Except as otherwise provided herein, a Funding Notice for a Revolving Loan that is a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith. Notwithstanding the foregoing, the Administrative Agent may agree to shorter time periods with respect to the Funding Notice to be delivered on the Closing Date.

(iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender’s Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such Funding Notice by 1:00 p.m. (New York City time)) not later than 3:00 p.m. (New York City time) on the same day as Administrative Agent’s receipt of such Funding Notice from Borrower.

(iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 2:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at the Principal Office of Administrative Agent. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Borrower at the Principal Office designated by Administrative Agent or such other account as may be designated in writing to Administrative Agent by Borrower.

Section 2.03. Swing Line Loans.

(a) Swing Line Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, Swing Line Lender may, from time to time in its discretion, agree to make Swing Line Loans to Borrower in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, that after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.03(a) may be repaid and reborrowed during the Revolving Commitment Period. Swing Line Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Commitments shall be paid in full no later than such date.

(b) Borrowing Mechanics for Swing Line Loans.

(i) Swing Line Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

(ii) Subject to Section 2.24, whenever Borrower desires that Swing Line Lender make a Swing Line Loan, Borrower shall deliver to Administrative Agent a Funding Notice no later than 1:00 p.m. (New York City time) on the proposed Credit Date.

(iii) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 3:00 p.m.(New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Borrower at Administrative Agent’s Principal Office, or to such other account as may be designated in writing to Administrative Agent by Borrower.

(iv) With respect to any Swing Line Loans which have not been voluntarily prepaid by Borrower pursuant to Section 2.13, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Borrower), no later than 1:00 p.m. (New York City time) at least one Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Borrower) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to Borrower on such Credit Date in an amount equal to the amount of such Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Borrower, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans to Borrower and shall be due under the Revolving Loan Note issued by Borrower to Swing Line Lender. Borrower hereby authorizes Administrative Agent and Swing Line Lender to charge Borrower’s accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders, including the Revolving Loans deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Borrower from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17.

(v) If for any reason Revolving Loans are not made pursuant to Section 2.03(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one Business Day’s notice from Swing Line Lender, each Lender holding a Revolving Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to Swing Line Lender the amount of such Lender’s participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

(vi) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender’s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are subject to the condition that Swing Line Lender had not received prior notice from Borrower or the Requisite Lenders that any of the conditions under Section 3.02 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were not satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default, (B) it does not in good faith believe that all conditions under Section 3.02 to the making of such Swing Line Loan have been satisfied or waived by the Requisite Lenders or (C) at a time when any Lender is a Defaulting Lender unless Swing Line Lender has entered into arrangements satisfactory to it and Borrower to eliminate Swing Line Lender’s risk with respect to the Defaulting Lender’s participation in such Swing Ling Loan, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the outstanding Swing Line Loans.

(c) Resignation and Removal of Swing Line Lender. Swing Line Lender may resign as Swing Line Lender upon 30 days prior written notice to Administrative Agent, Lenders and Borrower. Swing Line Lender may be replaced at any time by written agreement among Borrower, Administrative Agent and the successor Swing Line Lender. Administrative Agent shall notify the Lenders of any such replacement of Swing Line Lender. At the time any such replacement or resignation shall become effective, (i) Borrower shall prepay any outstanding Swing Line Loans made by the resigning or removed Swing Line Lender, (ii) upon such prepayment, the resigning or removed Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by the successor Swing Line Loan Lender, a new Swing Line Note to the successor Swing Line Lender, in the principal amount of the Swing Line Loan Sublimit then in effect and with other appropriate insertions. From and after the effective date of any such replacement or resignation, (x) any successor Swing Line Lender shall have all the rights and obligations of a Swing Line Lender under this Agreement with respect to Swing Line Loans made thereafter and (y) references herein to the term “Swing Line Lender” shall be deemed to refer to such successor or to any previous Swing Line Lender, or to such successor and all previous Swing Line Lenders, as the context shall require.

Section 2.04. Issuance of Letters of Credit and Purchase of Participations Therein.

(a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, Issuing Bank agrees to issue Letters of Credit (or amend, renew or extend an outstanding Letter of Credit) for the account of Borrower in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $250,000 or such lesser amount as is acceptable to Issuing Bank; (iii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect and (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) five days prior to the Revolving Commitment Termination Date and (2) the date which is one year from the date of issuance of such standby Letter of Credit. Subject to the foregoing, Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless Issuing Bank elects not to extend for any such additional period; provided, Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time Issuing Bank must elect to allow such extension; provided, further, if any Lender is a Defaulting Lender, Issuing Bank shall not be required to issue any Letter of Credit unless Issuing Bank has entered into arrangements satisfactory to it and Borrower to eliminate Issuing Bank’s risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the Letter of Credit Usage.

(b) Notice of Issuance. Subject to Section 2.24, whenever Borrower desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent an Issuance Notice and Application no later than 1:00 p.m. (New York City time) at least five Business Days in advance of the proposed date of issuance. Such Application shall be accompanied by documentary and other evidence of the proposed beneficiary’s identity as may reasonably be requested by Issuing Bank to enable Issuing Bank to verify the beneficiary’s identity or to comply with any applicable laws or regulations, including, without limitation, the PATRIOT Act. Upon satisfaction or waiver of the conditions set forth in Section 3.02, Issuing Bank shall issue the requested Letter of Credit only in accordance with Issuing Bank’s standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, Issuing Bank shall promptly notify Administrative Agent, and Administrative Agent shall promptly notify each Lender with a Revolving Commitment of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.04(e).

(c) Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to accept the documents delivered under such Letter of Credit which appear on their face to be in accordance with the terms and conditions of such Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary. As between Borrower and Issuing Bank, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not give rise to any liability on the part of Issuing Bank to Borrower. Notwithstanding anything to the contrary contained in this Section 2.04(c), Borrower shall retain any and all rights it may have against Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(d) Reimbursement by Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”) in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless Borrower shall have notified Administrative Agent and Issuing Bank prior to 1:00 p.m. (New York City time) on the date such drawing is honored that Borrower intends to reimburse Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders with Revolving Commitments to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.02, Lenders with Revolving Commitments shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrower shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.04(d) shall be deemed to relieve any Lender with a Revolving Commitment from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Borrower shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.04(d).

(e) Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Borrower shall fail for any reason to reimburse Issuing Bank as provided in Section 2.04(d), Issuing Bank shall promptly notify each Lender with a Revolving Commitment of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Pro Rata Share of the Revolving Commitments. Each Lender with a Revolving Commitment shall make available to Administrative Agent, for the account of Issuing Bank, an amount equal to its respective participation, in Dollars and in same day funds, no later than 12:00 p.m. (New York City time) on the first business day (under the laws of the jurisdiction in which the Principal Office of Administrative Agent is located) after the date notified by Issuing Bank. In the event that any Lender with a Revolving Commitment fails to make available to Administrative Agent on such business day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.04(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.04(e) shall be deemed to prejudice the right of any Lender with a Revolving Commitment to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section 2.04 in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.04(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.04(e) with respect to such honored drawing such Lender’s Pro Rata Share of all payments subsequently received by Issuing Bank from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.

(f) Obligations Absolute. The obligation of Borrower to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.04(d) and the obligations of Lenders under Section 2.04(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set off, defense or other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Restricted Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or any of its Restricted Subsidiaries; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing.

(g) Indemnification. Without duplication of any obligation of Borrower under Section 11.02 or 11.03, in addition to amounts payable as provided herein, Borrower hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages and losses, and all reasonable and documented costs, charges and out-of-pocket expenses (including reasonable fees, out-of-pocket expenses and disbursements of one primary counsel (with exceptions for conflicts of interest) and one local counsel in each relevant jurisdiction), which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

(h) Resignation and Removal of Issuing Bank. An Issuing Bank may resign as Issuing Bank upon 60 days prior written notice to Administrative Agent, Lenders and Borrower. An Issuing Bank may be replaced at any time by written agreement among Borrower, Administrative Agent, the replaced Issuing Bank (provided that no consent will be required if the replaced Issuing Bank has no Letters of Credit or Reimbursement Obligations with respect thereto outstanding) and the successor Issuing Bank. Administrative Agent shall notify the Lenders of any such replacement of such Issuing Bank. From and after the effective date of any such replacement or resignation, (i) any successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement or resignation of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto to the extent that Letters of Credit issued by it remain outstanding and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or resignation, but shall not be required to issue additional Letters of Credit.

(i) Cash Collateral. If any Event of Default shall occur and be continuing, on the Business Day that Borrower receives notice from Administrative Agent or the Requisite Lenders (or, if the maturity of the Loans has been accelerated, Lenders with Letter of Credit Usage representing greater than 50% of the total Letter of Credit Usage) demanding the deposit of cash collateral pursuant to this paragraph, Borrower shall deposit in an account with Administrative Agent, in the name of Administrative Agent and for the benefit of the Lenders, an amount in cash equal to 103% of Letter of Credit Usage as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to Borrower described in Section 9.01(f) or Section 9.01(g). Such deposit shall be held by Administrative Agent as collateral for the payment and performance of the obligations of Borrower under this Agreement. Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of Administrative Agent and at Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by Administrative Agent to reimburse Issuing Bank for any disbursements under Letters of Credit made by it and for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of Borrower for the Letter of Credit Usage at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with Letter of Credit Usage representing greater than 50% of the total Letter of Credit Usage), be applied to satisfy other obligations of Borrower under this Agreement. If Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to Borrower within five Business Days after all Events of Default have been cured or waived.

(j) Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 2.04, the provisions of this Section 2.04 shall apply.

Section 2.05. Pro Rata Shares; Availability of Funds.

(a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment or Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby.

(b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.05(b) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitments and Revolving Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 2.06. Use of Proceeds. The proceeds of the Revolving Loans, Swing Line Loans and Letters of Credit shall be applied by Borrower for working capital and general corporate purposes of Borrower and its Restricted Subsidiaries, including, without limitation, the refinancing of Indebtedness (including the Refinancing and the payment of related fees and expenses), Permitted Acquisitions and Restricted Payments permitted hereunder. The proceeds of the Term Loans shall be applied by Borrower as set forth in the applicable Joinder Agreement. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or could reasonably be expected to cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof or to violate the Exchange Act.

Section 2.07. Register; Lenders’ Books and Records; Notes.

(a) Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of, and principal amount of (and stated interest on) the Loans owing to, and drawings under Letters of Credit owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, Administrative Agent, Issuing Bank and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice; provided that the information contained in the Register which is shared with each Lender (other than the Administrative Agent and its Affiliates) shall be limited to the entries with respect to such Lender including the Commitment of, or principal amount of (and stated interested on) the Loans owing to such Lender. Administrative Agent shall record, or shall cause to be recorded, in the Register the Commitments and the Loans in accordance with the provisions of Section 11.06, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error. Borrower hereby designates Administrative Agent to serve as Borrower’s agent solely for purposes of maintaining the Register as provided in this Section 2.07, and Borrower hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its officers, directors, employees, agents, sub-agents and Affiliates shall constitute “Indemnitees” entitled to the benefits of Section 11.03.

(b) Notes. If so requested by any Lender by written notice to Borrower (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 11.06) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Term Loan, New Term Loan, Revolving Loan or Swing Line Loan, as the case may be.

Section 2.08. Interest on Loans.

(a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

(i) in the case of Term Loans, as set forth in the applicable Joinder Agreement;

(ii) in the case of Revolving Loans:

(A) if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

(B) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus the Applicable Margin; and

(iii) in the case of Swing Line Loans, at the Base Rate plus the Applicable Margin.

(b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as Base Rate Loans only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be; provided, until the date on which the Arrangers notify Borrower that the primary syndication of the Loans and Revolving Commitments has been completed, as determined by the Arrangers, any Term Loans shall be maintained as either (1) Eurodollar Rate Loans having an Interest Period of no longer than one month or (2) Base Rate Loans.

(c) In connection with Eurodollar Rate Loans there shall be no more than ten (10) Interest Periods outstanding at any time. In the event Borrower fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Borrower fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/ Continuation Notice, Borrower shall be deemed to have selected an Interest Period of one month. As soon as practicable after 1:00 p.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

(d) Interest payable pursuant to Section 2.08(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365 day or 366 day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360 day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Term Loan, the last Interest Payment Date with respect to such Term Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

(e) Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of the Loans, including final maturity of the Loans; provided, however, with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

(f) Borrower agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.

(g) Interest payable pursuant to Section 2.08(f) shall be computed on the basis of a 365/366 day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.08(f), Issuing Bank shall distribute to Administrative Agent, for the account of each Lender, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to Administrative Agent, for the account of each Lender which has paid all amounts payable by it under Section 2.04(e) with respect to such honored drawing such Lender’s Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrower.

Section 2.09. Conversion/Continuation.

(a) Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Borrower shall have the option:

(i) to convert at any time all or any part of any Term Loan or Revolving Loan equal to $1,000,000 and integral multiples of $500,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Borrower shall pay all amounts due under Section 2.18 in connection with any such conversion; or

(ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $500,000 in excess of that amount as a Eurodollar Rate Loan.

(b) Subject to Section 2.24, Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 1:00 p.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

Section 2.10. Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 9.01(a), (f) or (g) and, at the request of Requisite Lenders, any other Event of Default, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder, shall thereafter bear interest (including post petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans that are Revolving Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.10 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

Section 2.11. Fees.

(a) Subject to Section 2.21, Borrower agrees to pay to Lenders having Revolving Exposure:

(i) commitment fees equal to (A) the average of the daily difference between (1) the Revolving Commitments and (2) the aggregate principal amount of (x) all outstanding Revolving Loans (for the avoidance of doubt, excluding Swing Line Loans) plus (y) the Letter of Credit Usage, multiplied by (B) the Applicable Commitment Fee Percentage; and

(ii) letter of credit fees equal to (A) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans, multiplied by (B) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination).

All fees referred to in this Section 2.11(a) shall be paid to Administrative Agent at its Principal Office and upon receipt, Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

(b) Borrower agrees to pay directly to Issuing Bank, for its own account, the following fees:

(i) a fronting fee equal to 0.125%, per annum, multiplied by the average aggregate daily maximum amount available to be drawn under all Letters of Credit (determined as of the close of business on any date of determination); and

(ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

(c) All fees referred to in Section 2.11(a) and 2.11(b)(i) shall be calculated on the basis of a 360 day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the Revolving Commitment Period, commencing on the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date.

(d) Borrower agrees to pay on the Closing Date to each Lender with a Revolving Commitment on the Closing Date, as fee compensation for such Lender’s Revolving Commitment, a closing fee in an amount agreed in writing between Borrower and Administrative Agent, payable to such Lender from the proceeds of its Loan as and when funded on the Closing Date. Such closing fee will be in all respects fully earned, due and payable on the Closing Date and non-refundable and non-creditable thereafter.

(e) In addition to any of the foregoing fees, Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.

Section 2.12. Scheduled Payments/Commitment Reductions. The principal amounts of the Term Loans shall be repaid as set forth in the applicable Joinder Agreement.

Section 2.13. Voluntary Prepayments/Commitment Reductions.

(a) Voluntary Prepayments.

(i) Any time and from time to time:

(A) with respect to Base Rate Loans, Borrower may prepay any such Loans on any Business Day in whole or in part, in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount;

(B) with respect to Eurodollar Rate Loans, Borrower may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; and

(C) with respect to Swing Line Loans, Borrower may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000, and in integral multiples of $100,000 in excess of that amount.

(ii) All such prepayments shall be made:

(A) upon not less than one Business Day’s prior written or telephonic notice in the case of Base Rate Loans;

(B) upon not less than three Business Days’ prior written or telephonic notice in the case of Eurodollar Rate Loans; and

(C) upon written or telephonic notice on the date of prepayment, in the case of Swing Line Loans;

in each case given to Administrative Agent or Swing Line Lender, as the case may be, by 1:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed by delivery of written notice thereof to Administrative Agent (and Administrative Agent will promptly transmit such written notice for Term Loans or Revolving Loans, as the case may be, by telefacsimile or telephone to each applicable Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided, that such notice may state that it is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked or delayed by Borrower (by notice to Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such voluntary prepayment shall be applied as specified in Section 2.15(a).

(b) Voluntary Commitment Reductions.

(i) Borrower may, upon not less than three Business Days’ prior written or telephonic notice promptly confirmed by delivery of written notice thereof to Administrative Agent (which written notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Total Utilization of Revolving Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount.

(ii) Borrower’s notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in Borrower’s notice and shall reduce the Revolving

Commitment of each Lender proportionately to its Pro Rata Share thereof; provided, that such notice may state that it is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked or delayed by Borrower (by notice to Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

Section 2.14. Mandatory Prepayments.

(a) Term Loans. The Term Loans shall be prepaid in accordance with the term and conditions set forth in the applicable Joinder Agreement.

(b) Revolving Loans and Swing Line Loans. Borrower shall from time to time prepay first, the Swing Line Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect.

Section 2.15. Application of Prepayments/Reductions.

(a) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.13(a) shall be applied as specified by Borrower in the applicable notice of prepayment; provided, in the event Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

first, to repay outstanding Swing Line Loans to the full extent thereof;

second, to repay outstanding Revolving Loans to the full extent thereof; and

third, to prepay the Term Loans, if any, on a pro rata basis (in accordance with the respective outstanding principal amounts thereof); and further applied on a pro rata basis to reduce the scheduled remaining installments of principal of the Term Loans.

(b) Application of Mandatory Prepayments of Term Loans. Any amount required to be paid pursuant to Section 2.14(a) shall be applied as provided in the applicable Joinder Agreement.

(c) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 2.18(c).

Section 2.16. General Provisions Regarding Payments.

(a) All payments by Borrower of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 1:00 p.m. (New York City time) on the date due at the Principal Office of Administrative Agent for the account of Lenders; for purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

(b) Subject to the proviso in Section 2.08(e), all payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans) shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.

(c) Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including all fees payable with respect thereto, to the extent received by Administrative Agent.

(d) Notwithstanding the foregoing provisions hereof, if any Conversion/ Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

(e) Subject to the provisos set forth in the definition of “Interest Period” as they may apply to Revolving Loans, whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, with respect to Revolving Loans only, such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.

(f) Borrower shall make each payment required to be made by it hereunder or under any other Credit Document on or before the time expressly required hereunder or under such other Credit Document for such payment (or, if no such time is expressly required, prior to 1:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff, deduction or counterclaim. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.

(g) If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 9.01, all payments or proceeds received by Agents in respect of any of the Obligations, shall be applied in accordance with the application arrangements described in Section 7.3 of the Pledge and Security Agreement.

Section 2.17. Ratable Sharing.

(a) Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, consolidation, set off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.17 shall not be construed to apply to (i) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or any Joinder Agreement or (ii) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it.

(b) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.03(b), Section 2.04(d), Section 2.04(e), or Section 10.06, then Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by Administrative Agent for the account of such Lender for the benefit of Administrative Agent, Swing Line Lender or Issuing Bank to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by Administrative Agent in its discretion.

Section 2.18. Making or Maintaining Eurodollar Rate Loans.

(a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to,

Eurodollar Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

(b) Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by e-mail, telefacsimile or by telephone confirmed in writing) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). If Administrative Agent receives a notice from (x) any Lender pursuant to clause (i) of the preceding sentence or (y) a notice from Lenders constituting Requisite Lenders pursuant to clause (ii) of the preceding sentence, then (i) the obligation of the Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by each Affected Lender, (ii) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Lenders (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender) shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (iii) the Lenders’ (or in the case of any notice pursuant to clause (i) of the preceding sentence, such Lender’s) obligations to maintain their respective outstanding Eurodollar Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (iv) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrower shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving written or telephonic notice (promptly confirmed by delivery of written notice thereof) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender).

(c) Compensation for Breakage or Non Commencement of Interest Periods. Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid or payable by such Lender to Lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (A) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (B) if any prepayment or other principal payment of, or any conversion of, any of its Eurodollar Rate Loans (including in connection with the replacement of a Lender pursuant to Section 2.22) occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (C) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower.

(d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

(e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under Section 2.19.

Section 2.19. Increased Costs; Capital Adequacy.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurodollar Rate) or Issuing Bank;

(ii) impose on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

(iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then Borrower will pay to such Lender, Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof.

(d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.20. Taxes; Withholding, Etc.

(a) Withholding Taxes; Gross-Up. Any and all payments by or on account of any obligation of Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, unless such deduction or withholding is required by applicable law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to deduct or withhold Taxes, then such Withholding Agent may so deduct or withhold and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Taxes are Indemnified Taxes, then the amount payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional amounts payable under this Section) the applicable Recipient receives the amount it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of, any Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 2.20, such Credit Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.

(d) Indemnification by Borrower. The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts paid or payable under this Section 2.20) paid or payable by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case that are paid or payable by Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this paragraph (e).

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Credit Document shall deliver to Borrower and Administrative Agent, at the time or times required by law or reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation required by law or reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(f)(ii)(A), (B) and (D) below) shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, as long as Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), two (2) executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), whichever of the following is applicable:

(1) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, two (2) executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) two (2) executed copies of IRS Form W-8ECI;

(3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Certificate”) and (y) two (2) executed copies of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable; or

(4) to the extent a Non-U.S. Lender is not the beneficial owner, two (2) executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, IRS Form W-8BEN, a U.S. Tax Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner;

(C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to Borrower and Administrative Agent on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), two (2) executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent, at the time or times prescribed by applicable law and at such time or times reasonably requested by Borrower or Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including additional amounts paid pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.20(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.20(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.20(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(h) Issuing Bank. For purposes of Section 2.20(e) and (f), the term “Lender” includes any Issuing Bank.

(i) Survival. Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document.

Section 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.11(a);

(b) the Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Requisite Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 11.05); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of each Lender or each Lender affected thereby;

(c) if any Swing Line Exposure or Letter of Credit Usage exists at the time such Lender becomes a Defaulting Lender then:

(i) all or any part of the Swing Line Exposure and Letter of Credit Usage of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) the sum of all non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swing Line Exposure and Letter of Credit Usage does not exceed the total of all non-Defaulting Lenders’ Commitments, (y) the sum of any non-Defaulting Lender’s Revolving Exposure plus its Pro Rata Share of such Defaulting Lender’s Swing Line Exposure and Letter of Credit Usage does not exceed such non-Defaulting Lender’s Revolving Commitment and (z) the conditions set forth in Section 3.02 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, Borrower shall within one Business Day following notice by Administrative Agent (x) first, prepay such Swing Line Exposure and (y) second, cash collateralize, for the benefit of Issuing Bank, Borrower’s obligations corresponding only to such Defaulting Lender’s Letter of Credit Usage (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.04(i) for so long as such Letter of Credit Usage is outstanding;

(iii) if Borrower cash collateralizes any portion of such Defaulting Lender’s Letter of Credit Usage pursuant to clause (ii) above, Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.11(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage during the period such Defaulting Lender’s Letter of Credit Usage is cash collateralized;

(iv) if the Letter of Credit Usage of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.11(a)(i) and Section 2.11(a)(ii) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v) if all or any portion of such Defaulting Lender’s Letter of Credit Usage is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.11(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage shall be payable to Issuing Bank until and to the extent that such Letter of Credit Usage is reallocated and/or cash collateralized; and

(d) so long as such Lender is a Defaulting Lender, Swing Line Lender shall not be required to fund any Swing Line Loan and Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Letter of Credit Usage will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by Borrower in accordance with Section 2.21(c), and participating interests in any newly made Swing Line Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.21(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) Swing Line Lender or Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, Swing Line Lender shall not be required to fund any Swing Line Loan and Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless Swing Line Lender or Issuing Bank, as the case may be, shall have entered into arrangements with Borrower or such Lender, reasonably satisfactory to Swing Line Lender or Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that Administrative Agent, Borrower, Swing Line Lender and Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and Letter of Credit Usage of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swing Line Loans) as Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Section 2.22. Obligation to Mitigate; Removal or Replacement of a Lender.

(a) If any Lender (which term shall include Issuing Bank for purposes of this Section 2.22(a)) requests compensation under Section 2.18, Section 2.19, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.18, 2.19 or 2.20, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 2.22 (setting forth in reasonable detail the basis for such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

(b) If any Lender (which term shall include Issuing Banks for purposes of this Section 2.22(b)) requests compensation under Section 2.19, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.20, or if any Lender becomes a Defaulting Lender, an Affected Lender or a non-consenting Lender as described in Section 11.05(f), then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.06), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) Borrower shall have received the prior written consent of Administrative Agent (and if a Revolving Commitment is being assigned, Issuing Bank and Swing Line Lender), which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in drawings under Letters of Credit and Swing Line Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.19 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

Section 2.23. Incremental Facilities.

(a) Borrower may by written notice to Administrative Agent elect to request (A) prior to the Revolving Commitment Termination Date, an increase to the existing Revolving Commitments (any such increase, the “New Revolving Loan Commitments”) and/or (B) the establishment of one or more new term loan commitments (the “New Term Loan Commitments”), by an amount not in excess of $250,000,000 in the aggregate and not less than $10,000,000 individually (or such lesser amount which shall be approved by Administrative Agent). Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effective, and (B) the identity of each Lender or other Person that is an Eligible Assignee (each, a “New Revolving Loan Lender” or “New Term Loan Lender”, as applicable) to whom Borrower proposes any portion of such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the New Revolving Loan Commitments or New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Revolving Loan Commitment or a New Term Loan Commitment. Such New Revolving Loan Commitments or New Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) both before and after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, each of the conditions set forth in Section 3.02(iii) and (iv) shall be satisfied; (2) (i) Borrower and its Restricted Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Article 7 as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, and (ii) the pro forma Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be less than 2.50 to 1.00; (3) the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by Borrower, the New Revolving Loan Lender or New Term Loan Lender, as applicable, and Administrative

Agent, and each of which shall be recorded in the Register and each New Revolving Loan Lender and New Term Loan Lender shall be subject to the requirements set forth in Section 2.20(f); (4) (i) the Weighted Average Life to Maturity of all New Term Loans of any Series shall be no shorter than the Weighted Average Life to Maturity of the Terms Loans of any existing Series of Term Loans, (ii) the applicable New Term Loan Maturity Date of each Series shall be no shorter than the Term Loan Maturity Date of any existing Series of Term Loans or the Revolving Commitment Termination Date, (iii) the Weighted Average Yield and any amortization schedule applicable to the New Term Loans of each Series shall be determined by Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided, however, that in the event the Weighted Average Yield applicable to such New Term Loans is greater than the applicable Weighted Average Yield with respect to any existing Series of Term Loans plus 0.50% per annum, the interest rate with respect to any existing Series of Term Loan shall be automatically increased so as to cause the then applicable Weighted Average Yield on such existing Series of Term Loans to equal the Weighted Average Yield then applicable to the New Term Loans minus 0.50% and (iv) to the extent any Eurodollar floor or Base Rate floor is imposed on any Series of the New Term Loans, the highest of such Eurodollar floors or Base Rate floors shall be applied to any existing Series of Term Loans and (5) Borrower shall deliver, or cause to be delivered, any legal opinions or other documents reasonably requested by Administrative Agent in connection with such transaction. Each Joinder Agreement with a New Revolving Loan Lender not previously a Lender with a Revolving Commitment hereunder, shall be subject to the consent (not to be unreasonably withheld or delayed) of Issuing Bank and Swing Line Lender. Any New Term Loans made on an Increased Amount Date shall be designated a separate Series of New Term Loans for all purposes of this Agreement.

(b) On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Lenders with Revolving Exposure shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Revolving Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Loan Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolving Loan Commitments to the Revolving Commitments, (b) each New Revolving Loan Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder (a “New Revolving Loan”) shall be deemed, for all purposes, a Revolving Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto.

(c) On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender of any Series shall make a Loan to Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

(d) Administrative Agent shall notify Lenders promptly upon receipt of Borrower’s notice of each Increased Amount Date and in respect thereof (x) the New Revolving Loan Commitments and the New Revolving Loan Lenders or the Series of New Term Loan Commitments and the New Term Loan Lenders of such Series, as applicable, and (y) in the case of each notice to any Lender with Revolving Exposure, the respective interests in such Lender’s Revolving Loans, in each case subject to the assignments contemplated by this Section.

(e) Any New Revolving Loan Commitments shall be on terms and pursuant to documentation applicable to the Revolving Commitments (including the Revolving Commitment Termination Date) and any New Term Loan Commitments and New Term Loans shall be on terms and pursuant to the applicable Joinder Agreement; provided that, to the extent such terms are not consistent with the Term Loan Commitments and Term Loans of any existing Series (except as provided in clause (4) of Section 2.23(a)), such terms shall be reasonably satisfactory to Administrative Agent and Borrower.

(f) Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of Administrative Agent to effect the provision of this Section 2.23.

Section 2.24. Notices. Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the close of business on the date that the telephonic notice is given. In the event of a discrepancy between the telephone notice and the written Notice, the written Notice shall govern. In the case of any Notice that is irrevocable once given, if Borrower provides telephonic notice in lieu thereof, such telephone notice shall also be irrevocable once given. Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Borrower or for otherwise acting in good faith.

Section 2.25. Extensions of Revolving Commitment Termination Date. Notwithstanding anything to the contrary contained herein, after the first anniversary of the Closing Date and at least 45 days prior to the scheduled Revolving Commitment Termination Date then in effect, the Borrower may (but in no event more than once per year or twice during the term of this Agreement), by written notice to the Administrative Agent, request that the scheduled Revolving Commitment Termination Date then in effect be extended for a twelve-month period, effective as of a date selected by the Borrower (the “Extension Effective Date”); the Extension Effective Date shall be at least 45 days, but not more than 60 days, after the date such extension request is received by the Administrative Agent (the “Extension Request Date”). Upon receipt of the extension request, the Administrative Agent shall promptly notify each Lender thereof. If a Lender agrees, in its individual and sole discretion, to so extend its Revolving Commitment, as applicable (an “Extending Lender”), it shall deliver to the Administrative Agent a written notice of its agreement to do so no later than 15 days after the Extension Request Date (or such later date to which the Borrower and the Administrative Agent shall agree), and the

Administrative Agent shall promptly thereafter notify the Borrower of such Extending Lender’s agreement to extend its Revolving Commitment (and such agreement shall be irrevocable until the Extension Effective Date). The Revolving Commitment of any Lender that fails to accept or respond to the Borrower’s request for extension of the Revolving Commitment Termination Date (a “Declining Lender”) shall be terminated on the Revolving Commitment Termination Date then in effect for such Lender (without regard to any extension by other Lenders) and on such Revolving Commitment Termination Date the Borrower shall pay in full the unpaid principal amount of all Revolving Loans owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement. The Administrative Agent shall promptly notify each Extending Lender of the aggregate Revolving Commitments of the Declining Lenders. Each Extending Lender may offer to increase its respective Revolving Commitment by an amount not to exceed the aggregate amount of the Declining Lenders’ Revolving Commitments, and such Extending Lender shall deliver to the Administrative Agent a notice of its offer to so increase its Revolving Commitment no later than 30 days after the Extension Request Date (or such later date to which the Borrower and the Administrative Agent shall agree), and such offer shall be irrevocable until the Extension Effective Date. To the extent the aggregate amount of additional Revolving Commitments that the Extending Lenders offer pursuant to the preceding sentence exceeds the aggregate amount of the Declining Lenders’ Revolving Commitments, such additional Revolving Commitments shall be reduced on a pro rata basis. To the extent the aggregate amount of Revolving Commitments that the Extending Lenders have so offered to extend is less than the aggregate amount of Revolving Commitments that the Borrower has so requested to be extended, the Borrower shall have the right but not the obligation to require any Declining Lender to (and any such Declining Lender shall) assign in full its rights and obligations under this Agreement to one or more banks or other financial institutions (which may be, but need not be, one or more of the Extending Lenders) which at the time agree to, in the case of any such Person that is an Extending Lender, increase its Revolving Commitment and in the case of any other such Person (a “New Lender”) become a party to this Agreement; provided that (i) such assignment is otherwise in compliance with Section 11.06, (ii) such Declining Lender receives payment in full of the unpaid principal amount of all Revolving Loans owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement and (iii) any such assignment shall be effective on the date on or before such Extension Effective Date as may be specified by the Borrower and agreed to by the respective New Lenders and Extending Lenders, as the case may be, and the Administrative Agent. If, but only if, Extending Lenders and New Lenders, as the case may be, have agreed to provide Revolving Commitments in an aggregate amount greater than 50% of the aggregate amount of the Revolving Commitments outstanding immediately prior to such Extension Effective Date and the conditions precedent in clauses (iii) and (iv) of Section 3.02 are met, the Revolving Commitment Termination Date in effect with respect to such Extending Lenders and New Lenders shall be extended by twelve months.

ARTICLE 3

CONDITIONS PRECEDENT

Section 3.01. Closing Date. The obligation of each Lender or Issuing Bank, as applicable, to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 11.05, of the following conditions on or before the Closing Date:

(a) Credit Documents. Administrative Agent and Arrangers shall have received executed counterparts of each Credit Document from each applicable Credit Party.

(b) Organizational Documents; Incumbency. Administrative Agent and Arrangers shall have received, in respect of each Credit Party, (i) each Organizational Document of such Credit Party, and, to the extent applicable, certified as of the Closing Date or a recent date prior thereto by the appropriate Governmental Authority; (ii) signature and incumbency certificates of the officers of such Credit Party; (iii) resolutions of the Board of Directors or similar governing body of such Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation, organization or formation, each dated the Closing Date or a recent date prior thereto.

(c) Repayment of Indebtedness. Administrative Agent shall have received or shall concurrently receive satisfactory evidence that the Borrower and its Subsidiaries shall not have any Indebtedness or Disqualified Equity Interests outstanding other than pursuant to the Credit Documents or Indebtedness permitted pursuant to Section 6.01 hereof.

(d) Governmental Approvals and Consents. Each Credit Party shall have obtained all Governmental Approvals and all consents of other Persons, in each case that are necessary to consummate the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect.

(e) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the personal property Collateral, each Credit Party shall have delivered to Collateral Agent:

(i) evidence satisfactory to Collateral Agent of the compliance by each Credit Party of their obligations under the Pledge and Security Agreement and the other Collateral Documents (including their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(ii) a completed Collateral Questionnaire dated the Closing Date and executed by an Authorized Officer of each Credit Party, together with all attachments contemplated thereby; and

(iii) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including any intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.01(b)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.

(f) Spansion Merger. The Spansion Merger shall be consummated substantially concurrently with the effectiveness of this Agreement in compliance with law and in accordance with the Spansion Merger Agreement, in each case, in all material respects.

(g) Financial Statements; Projections. Administrative Agent and the Arrangers shall have received from Borrower (i) the Historical Financial Statements, (ii) pro forma consolidated balance sheets of Borrower and its Subsidiaries as at the Closing Date, and reflecting the consummation of the financings and the other transactions contemplated by the Credit Documents to occur on or prior to the Closing Date (including, without limitation, the Merger and the Refinancing), which pro forma financial statements shall be in form and substance reasonably satisfactory to Administrative Agent and Arranger, and (iii) the Projections.

(h) Evidence of Insurance. Collateral Agent shall have received a certificate from the applicable Credit Party’s insurance broker or other evidence reasonably satisfactory to it that all insurance required to be maintained pursuant to Section 5.05 is in full force and effect, together with endorsements naming Collateral Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.05.

(i) Opinions of Counsel to Credit Parties. Agents and Lenders and their respective counsel shall have received executed copies of the favorable written opinions of Wilson Sonsini Goodrich & Rosati, P.C., counsel for Credit Parties, as to such matters as Administrative Agent or Arrangers may reasonably request, dated the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders).

(j) Fees. Borrower shall have paid to each Agent and the Collateral Agent for their own account and for the account of the Lenders, as applicable, the fees payable on or before the Closing Date referred to in Section 2.11(d) and (e) and all expenses payable pursuant to Section 11.02 which have accrued to the Closing Date to the extent invoices therefor have been provided at least one Business Day prior to the Closing Date.

(k) Solvency Certificate. On the Closing Date, Administrative Agent and Arrangers shall have received a Solvency Certificate in form, scope and substance reasonably satisfactory to Administrative Agent and Arrangers, and demonstrating that the Borrower and its Restricted Subsidiaries, on a consolidated basis, are and will be Solvent.

(l) Closing Date Certificate. Borrower shall have delivered to Administrative Agent and Arrangers an executed Closing Date Certificate, together with all attachments thereto.

(m) No Litigation. There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or, to the knowledge of Borrower, threatened in writing in any court or before any arbitrator or Governmental Authority that, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n) Know Your Customer. At least five days prior to the Closing Date, the Lenders shall have received all documentation and other information reasonably requested by any Lender at least 10 days prior to the Closing Date that is required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56) (the “PATRIOT Act”).

Section 3.02. Conditions to Each Credit Extension. The obligation of each Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date, including the Closing Date, or the obligation of Issuing Bank to extend the maturity or increase the face amount of any Letter of Credit having a stated amount greater than $2,000,000 on the date of any such extension or increase, are subject to the satisfaction, or waiver in accordance with Section 11.05, of the following conditions precedent:

(i) Administrative Agent shall have received a fully executed and delivered Funding Notice or Issuance Notice and Application, as the case may be;

(ii) after making the Credit Extensions requested on such Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

(iii) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(iv) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default; and

(v) on or before the date of issuance of any Letter of Credit, Administrative Agent shall have received all other information required by the applicable Issuance Notice and Application.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

In order to induce Agents, Lenders and Issuing Bank to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants that:

Section 4.01. Organization; Requisite Power and Authority; Qualification. Each of Borrower and its Restricted Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.01 to the Disclosure Letter (as such Schedule may be updated from time to time by notice to the Administrative Agent subject to compliance with Section 5.09), (ii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (iii) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

Section 4.02. Equity Interests and Ownership. The Equity Interests of each of Borrower and its Restricted Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.02 to the Disclosure Letter, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which any Restricted Subsidiary of Borrower is a party requiring, and there is no membership interest or other Equity Interests of any Restricted Subsidiary of Borrower outstanding which upon conversion or exchange would require, the issuance by such Restricted Subsidiary of any additional membership interests or other Equity Interests of such Restricted Subsidiary or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of such Restricted Subsidiary. Schedule 4.02 to the Disclosure Letter correctly sets forth the ownership interest of each of Borrower’s Subsidiaries in its respective Subsidiaries as of the Closing Date and identifies each Subsidiary as either a Restricted Subsidiary or an Unrestricted Subsidiary as of the Closing Date.

Section 4.03. Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

Section 4.04. No Conflict. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not (i) violate (1) any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Restricted Subsidiaries, (2) any of the Organizational Documents of Borrower or any of its Restricted Subsidiaries, or (3) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Restricted Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Restricted Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Restricted Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (iv) require any approval not obtained on or before the Closing Date of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Restricted Subsidiaries, except, in the case of each of clauses (i) through (iv) above (other than clause (i)(2)), to the extent that such violation, conflict, Lien or failure to obtain approval or consent could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.05. Governmental Consents. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, except for (i) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date and (ii) those registrations, consents, approvals, notices or actions the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 4.06. Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.07. Historical Financial Statements. The Historical Financial Statements were prepared in conformity with GAAP and fairly present (prior to or on the Closing Date with respect to the Historical Financial Statements of Spansion, to the knowledge of the Borrower), in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnotes. As of the Closing Date, neither Borrower nor any of its Restricted Subsidiaries has any contingent liability or liability for Taxes, long term lease or unusual forward or long term commitment that (with respect to the Historical Financial Statements of Spansion, to the knowledge of the Borrower) is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower and any of its Restricted Subsidiaries taken as a whole.

Section 4.08. Projections. On and as of the Closing Date, the projections of Borrower and its Restricted Subsidiaries for the period of Fiscal Year 2014 through and including Fiscal Year 2017 (the “Projections”) are based on good faith estimates and assumptions believed by it to be reasonable at the time so furnished; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material.

Section 4.09. No Material Adverse Effect. Since December 28, 2014, no event, circumstance or change has occurred that has caused or could reasonably be expected to result in, either in any case or in the aggregate, a Material Adverse Effect.

Section 4.10. Adverse Proceedings, Etc. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Restricted Subsidiaries (i) is in violation of any applicable laws that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 4.11. Payments of Taxes. All federal and state income and other material tax returns of Borrower and its Restricted Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all other taxes of Borrower and its Restricted Subsidiaries and upon their respective properties, assets, income, businesses and franchises which were due and payable have been paid when due and payable except, in each case, taxes that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves or other appropriate provisions have been set aside in accordance with GAAP. There is no outstanding, pending, threatened in writing or, to the knowledge of Borrower or any of its Restricted Subsidiaries, proposed, tax audit, examination, investigation, assessment or other proceeding against Borrower or any of its Restricted Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect which is not being contested by Borrower or such Restricted Subsidiary in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves or other appropriate provisions have been set aside in accordance with GAAP. There are no Liens for taxes of Borrower or any of its Restricted Subsidiaries other than Liens described in Section 6.02(b).

Section 4.12. Properties.

(a) Title. Each of Borrower and its Restricted Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or tangible personal property), (iii) to the knowledge of Borrower, valid licensed rights in (in the case of licensed interests in intellectual property) and (iv) good title to (in the case of all other tangible personal property), all of their respective properties and assets, in each case except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and where the failure to have such title, interest, or right could not reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens, other than (i) Permitted Liens, (ii) Liens arising by operation of law and (iii) minor defects in title that do not materially interfere with the ability of Borrower and its Restricted Subsidiaries to conduct their businesses.

(b) Real Estate. As of the Closing Date, Schedule 4.12 to the Disclosure Letter contains a true, accurate and complete list of all Material Real Estate Assets.

Section 4.13. Environmental Matters. Except with respect to any matter that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Borrower or any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law (including any applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Borrower or any Restricted Subsidiary), (ii) has, to the knowledge of Borrower, become subject to any Environmental Claim, (iii) has received written notice of any Environmental Claim or (iv) has knowledge of any fact that could reasonably be expected to subject Borrower or any Restricted Subsidiary to any Environmental Claim.

Section 4.14. No Defaults. Neither Borrower nor any of its Restricted Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its material Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except in each case or in the aggregate, where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

Section 4.15. Governmental Regulation.

(a) All Governmental Approvals, other than the filings and recordations contemplated by the Collateral Documents, required to be obtained by Borrower or any of its Restricted Subsidiaries for the Permitted Business have been duly obtained, are validly issued, are in full force and effect, and are held in the name or extend to the benefit of Borrower or one of its Restricted Subsidiaries, except in each case where the failure to have so obtained, issued, to be in force and effect, or to be held in the name of, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) To the knowledge of Borrower, all Governmental Approvals that have been obtained by any Person other than Borrower or any of its Restricted Subsidiaries for the Permitted Business have been duly obtained, are validly issued, and are in full force and effect, except where the failure to have so obtained, issued or to be in force and effect, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) The Permitted Business in all material respects conforms to and complies with all applicable covenants, conditions, restrictions and reservations in all Governmental Approvals required for the Permitted Business and all regulations applicable thereto, except where the failure to conform or comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(d) Neither Borrower nor any of its Restricted Subsidiaries is subject to regulation under the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Borrower nor any of its Restricted Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

Section 4.16. Employee Matters. Neither Borrower nor any of its Restricted Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Borrower or any of its Restricted Subsidiaries, or to the knowledge of Borrower, threatened in writing against it before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Borrower or any of its Restricted Subsidiaries or to the knowledge of Borrower, threatened in writing against it, (ii) no strike or work stoppage in existence or threatened involving Borrower or any of its Restricted Subsidiaries, and (iii) to the knowledge of Borrower, no union representation question existing with respect to the employees of Borrower or any of its Restricted Subsidiaries and, to the knowledge of Borrower, no union organization activity that is taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

Section 4.17. Employee Benefit Plans. Borrower, each of its Restricted Subsidiaries and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have administered and operated each Employee Benefit Plan materially in accordance with its terms. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified and, to the knowledge of Borrower, nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status. No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or reasonably is expected to be incurred by Borrower, any of its Restricted Subsidiaries or any of their ERISA Affiliates that could reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Effect. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Borrower, any of its Restricted Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the aggregate current value of the assets of such Pension Plan. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Borrower, its Restricted Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is not reasonably likely to have a Material Adverse Effect. Borrower, each of its Restricted Subsidiaries and each of their ERISA Affiliates have complied (if and to the extent applicable) with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

Section 4.18. [Reserved].

Section 4.19. Solvency. Immediately after the transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, the Borrower and its Restricted Subsidiaries, taken as a whole, will be Solvent.

Section 4.20. Compliance with Statutes, Etc. Each of Borrower and its Restricted Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 4.21. Disclosure. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements furnished to any Agent or Lender by or on behalf of Borrower or any of its Restricted Subsidiaries for use in connection with the transactions contemplated hereby, when furnished and taken as a whole, contains any untrue statement of a material fact or omits to state a material fact (known to Borrower, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances in which the same were made; provided that (x) any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Borrower to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results and (y) on or prior to the Spansion Merger Closing Date, the representations and warranties in this Section 4.21 with respect to Spansion, its Subsidiaries and their business shall only be made to the knowledge of the Borrower.

Section 4.22. PATRIOT Act; FCPA; OFAC.

(a) To the extent applicable, each Credit Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act.

(b) No part of the proceeds of any Loans hereunder will be used, directly or indirectly, by Borrower or any of its Subsidiaries (i) to fund any operations, or finance any activities, by Borrower or any of its Subsidiaries in a Sanctioned Country, (ii) to finance any investment, or make any payments, by Borrower or any of its Subsidiaries to a Restricted Party or a Sanctioned

Country or (iii) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(c) Neither Borrower nor any of its Subsidiaries nor, to the knowledge of Borrower, any officer or director or any employee, agent, or other person acting on behalf of Borrower or any of its Subsidiaries, has during the past five years (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Borrower and its Subsidiaries (i) have conducted during the past five years and will continue to conduct their businesses operations in compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), the U.K. Bribery Act 2010, and all other applicable anti-corruption laws (collectively, the “Anti-Corruption Laws”); (ii) have instituted and maintained during the past five years and will continue to maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws.

(d) Borrower and its Subsidiaries (i) have conducted during the past five years and will continue to conduct their business operations in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, the PATRIOT Act, and the applicable anti-money laundering statutes, rules and regulations of jurisdictions where Borrower or its Subsidiaries conduct business (collectively, the “Anti-Money Laundering Laws”); (ii) have instituted and maintained during the past five years and will continue to maintain policies and procedures designed to promote and achieve compliance with applicable Anti-Money Laundering Laws; and (iii) will not, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund or facilitate any activities or business of any kind that would constitute or result in a violation of the Anti-Money Laundering Laws.

Section 4.23. Sanctioned Persons.

(a) Neither Borrower nor any of its Restricted Subsidiaries, nor, to the knowledge of Borrower, any directors, officers or employees of Borrower or any of its Restricted Subsidiaries is any of the following (each a “Blocked Person”): (i) is a Restricted Party or is engaging in or has engaged in any transaction or conduct that would result in it becoming a Restricted Party; (ii) is or has been subject to any claim, proceeding, formal notice or investigation with respect to Sanctions; (iii) is engaging or has engaged in the past five years in any transaction that evades or avoids, or has the purpose of evading or avoiding, or breaches or attempts to breach, directly or indirectly, any Sanctions applicable to it; or (iv) except pursuant to the valid license disclosed on Schedule 4.23 to the Disclosure Letter (such license, the “Permitted License”), has engaged in the past five years or is engaging, directly or indirectly, in any trade, business or other activities with or for the benefit of any Restricted Party.

(b) Neither Borrower nor any of its Restricted Subsidiaries nor any of their respective Affiliates: (i) is, or is owned or controlled by (A) an agency or instrumentality of, or an entity owned or controlled by, the government of a Sanctioned Country, (B) an entity located in a Sanctioned Country, or (C) an individual who is a citizen or resident of, or located in, a Sanctioned Country, in each case, to the extent that the agency, instrumentality, entity, or individual is subject to a sanctions program administered by OFAC; (ii) is located, incorporated, organized, or resident in a Sanctioned Country; or (iii) has any business affiliation or commercial dealings with or investments in any Sanctioned Country that breaches or attempts to breach, directly or indirectly, any Sanctions applicable to it.

Section 4.24. Federal Reserve Regulations.

(a) None of Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors, including Regulation T, U or X.

ARTICLE 5

AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and cancellation or expiration or cash collateralization of all Letters of Credit on terms reasonably satisfactory to Issuing Bank in an amount equal to 103% of Letter of Credit Usage as of such date, each Credit Party shall perform, and shall cause each of its Restricted Subsidiaries to perform, all covenants in this Article 5.

Section 5.01. Financial Statements and Other Reports. Borrower will deliver to Administrative Agent for delivery to the Lenders:

(a) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter in which the Closing Date occurs, the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto;

(b) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each Fiscal Year, commencing with the Fiscal Year in which the Closing Date occurs, (i) the consolidated balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail, together with a Financial Officer Certification with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing selected by Borrower, and reasonably satisfactory to Administrative Agent (which report and/or the accompanying financial statements shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards);

(c) Annual Plan. As soon as available, and in any event within 75 days after the beginning of each Fiscal Year, commencing with Fiscal Year 2016, an annual plan for Borrower and its Subsidiaries to include balance sheets, statements of income and cash flows for each Fiscal Quarter of such Fiscal Year prepared in detail and, in summary form and accompanied by a certificate of a Financial Officer of Borrower stating that such plan is based on reasonable estimates, information and assumptions at the time prepared;

(d) Compliance Certificate. Within 5 Business Days after each delivery of financial statements of Borrower and its Subsidiaries pursuant to Sections 5.01(a) and 5.01(b), a duly executed and completed Compliance Certificate;

(e) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements of Cypress, the consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to Section 5.01(a) or 5.01(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent;

(f) Notice of Default. Promptly upon any officer of Borrower obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Borrower with respect thereto; (ii) that any Person has given any notice to Borrower or any of its Restricted Subsidiaries or taken any other action with respect to any event or condition set forth in Section 9.01(e); or (iii) of the occurrence of any event or change that has caused or could reasonably be expected to cause, either individually or in the aggregate, a Material Adverse Effect, a certificate of an Authorized Officer specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto;

(g) Notice of Litigation. Promptly upon any officer of Borrower obtaining knowledge of any Adverse Proceeding or Environmental Claim not previously disclosed in writing by Borrower to Lenders that could be reasonably expected to have a Material Adverse Effect, written notice thereof together with such other information (excluding information subject to attorney-client privilege) as may be reasonably available to Borrower to enable Lenders and their counsel to evaluate such matters;

(h) ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event that has or is reasonably expected to result in liability to Borrower in excess of $50,000,000, a written notice specifying the nature thereof, what action Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) all notices received by Borrower, any of its Restricted Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning any such ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

(i) Insurance Report. Upon the annual renewal of the applicable insurance policy, a certificate from Borrower’s insurance broker(s) in form and substance reasonably satisfactory to Administrative Agent outlining all material insurance coverage under such policy maintained as of the date of such certificate by Borrower and its Restricted Subsidiaries;

(j) Information Regarding Collateral. Borrower will furnish to Collateral Agent information regarding Collateral required pursuant to the Collateral Documents;

(k) Annual Collateral Verification. Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.01(b), Borrower shall deliver to Collateral Agent a certificate of its Authorized Officer (i) either confirming that there has been no change in the information contained in the Pledge and Security Disclosure Letter since the Closing Date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes in the form of a Security Supplement delivered pursuant to Section 4.2 of the Pledge and Security Agreement and (ii) certifying that, to its knowledge, all Uniform Commercial Code financing statements (including fixtures filings, as applicable) and all supplemental intellectual property security agreements or other appropriate filings, recordings or registrations, have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified in the documents delivered pursuant to clause (i) above to the extent necessary to effect, protect and perfect the security interests under the Collateral Documents (except as noted therein with respect to any continuation statements to be filed within such period);

(l) Other Information. (i) Promptly upon their becoming available, copies of (A) all financial statements, reports, notices and proxy statements sent or made available generally by

Borrower to its security holders acting in such capacity or by any Restricted Subsidiary of Borrower to its security holders other than Borrower or another Restricted Subsidiary of Borrower and (B) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Borrower or any of its Restricted Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any other Governmental Authority and (ii) such other information and data with respect to Borrower or any of its Restricted Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender; and

(m) Certification of Public Information. Borrower and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to this Section 5.01 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that Borrower has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for such Public Lenders. Borrower agrees to clearly designate all information provided to Administrative Agent by or on behalf of Borrower which is suitable to make available to Public Lenders. If Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.01 contains Non-Public Information, Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to Borrower, its Restricted Subsidiaries and their securities.

Information required to be delivered pursuant to Section 5.01(a), Section 5.01(b), and Section 5.01(l)(i) shall be deemed to have been delivered if such information, or one or more annual, quarterly or other periodic reports containing such information, shall have been (i) posted on Borrower’s website or if Borrower shall have posted a link to such information on Borrower’s website or (ii) posted by Administrative Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov.

Section 5.02. Existence. Except as otherwise permitted under Section 6.07, each Credit Party will, and will cause each of its Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business, except to the extent the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided, that no Credit Party (other than Borrower with respect to existence) or any of its Restricted Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

Section 5.03. Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Restricted Subsidiaries to, (1) timely file all required federal and state income and other material tax returns, (2) pay all taxes shown to be due and payable on such tax returns and all other material taxes imposed upon it or upon its respective properties, assets, income, businesses and franchises before any penalty or fine accrues thereon, and (3) pay all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, that no such tax or claim need be paid if (i) in the case of a claim, it is not more than 30 days overdue or (ii) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, as long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such tax or claim.

Section 5.04. Maintenance of Properties. Each Credit Party will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Borrower and its Restricted Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, except where the failure to maintain such properties could not reasonably be expected to have a Material Adverse Effect.

Section 5.05. Insurance. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Borrower and its Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Borrower will maintain or cause to be maintained flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations or other requirements of any Governmental Authority. Except as otherwise agreed by Collateral Agent, each such policy of insurance shall (a) name Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear and (b) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Collateral Agent, that names Collateral Agent, on behalf of the Secured Parties, as the loss payee thereunder and provide for at least thirty days’ prior written notice to Collateral Agent of any material modification or cancellation of such policy.

Section 5.06. Books and Records; Inspections. Each Credit Party will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities sufficient to prepare financial statements in accordance with GAAP. Each Credit Party will, and will cause each of its Restricted Subsidiaries to, permit any authorized representatives of the Lenders designated by Administrative Agent to visit and inspect any of the properties of any Credit Party and any of its respective Restricted Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested; provided that unless an Event of Default has occurred and is continuing, such visitation and inspection rights may only be exercised by Administrative Agent once per calendar year.

Section 5.07. Compliance with Laws. Each Credit Party will comply, and shall cause each of its Restricted Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.08. Environmental.

(a) Environmental Disclosure. Borrower will reasonably and promptly deliver to Administrative Agent and the Lenders reasonably detailed written notice of the occurrence of any event, or the identification of any condition, that could reasonably be expected to result in an Environmental Claim that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and shall provide with reasonable promptness, documents and information from time to time that may be reasonably requested by Administrative Agent in relation to any such events or conditions.

(b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Restricted Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Restricted Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.09. Subsidiaries. In the event that any Person becomes a Domestic Subsidiary of Borrower (other than (x) an Immaterial Subsidiary but including a Domestic Subsidiary of Borrower that ceases to be an Immaterial Subsidiary, (y) any Foreign Subsidiary or (z) an Unrestricted Subsidiary), Borrower shall promptly (i) cause such Domestic Subsidiary that is a Restricted Subsidiary, if wholly-owned, to become a Guarantor hereunder by executing and delivering to Administrative Agent a Counterpart Agreement and a Grantor under the Pledge and Security Agreement by executing and delivering to Collateral Agent the joinder agreement required thereunder, and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates reasonably requested by Collateral Agent or required by the Collateral Documents. In the event that any Person becomes a Foreign Subsidiary of Borrower (other than (x) an Immaterial Subsidiary but including a Foreign Subsidiary of Borrower that ceases to be an Immaterial Subsidiary or (y) an Unrestricted Subsidiary), and the ownership interests of such Foreign Subsidiary are owned by any Credit Party, such Credit Party shall take all of the actions referred to in the Pledge and Security Agreement necessary to grant a perfected security interest in favor of Collateral Agent, for the benefit of Secured Parties, under the Pledge and Security Agreement in the Equity Interests of such Foreign Subsidiary (provided, that in no event shall voting Equity Interests of any such Foreign Subsidiary having more than 66% of the total combined voting power of all classes of voting Equity Interests be required to be so pledged). With respect to each such Restricted Subsidiary (other than an Immaterial Subsidiary but including a Subsidiary of Borrower that ceases to be an Immaterial Subsidiary), Borrower shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Restricted Subsidiary (or ceased to be an Immaterial Subsidiary) of Borrower, and (ii) all of the data required to be set forth in Schedules 4.01 and 4.02 to the Disclosure Letter with respect to all Restricted Subsidiaries of Borrower; and such written notice shall be deemed to supplement Schedules 4.01 and 4.02 to the Disclosure Letter for all purposes hereof.

Section 5.10. Additional Material Real Estate Assets. In the event that any Credit Party acquires a Material Real Estate Asset after the Closing Date or a Real Estate Asset owned on the Closing Date becomes a Material Real Estate Asset due to a material renovation of or addition to such Real Estate Assets and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party shall promptly take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, documents, instruments, agreements, opinions and certificates, with respect to each such Material Real Estate Asset identified in Schedule 5.12 of this Agreement.

Section 5.11. Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are (i) guaranteed by the Guarantors and (ii) are secured by (x) substantially all of the assets of Borrower and its Restricted Subsidiaries and (y) all of the outstanding Equity Interests of Borrower’s Subsidiaries (subject to limitations contained in the Credit Documents and the Collateral Documents, including with respect to Foreign Subsidiaries, Immaterial Subsidiaries and Unrestricted Subsidiaries). If at any time Collateral Agent receives a notice from a Lender or otherwise becomes aware that any mortgaged Material Real Estate Asset has become a Flood Hazard Property, Collateral Agent shall deliver such notice to Borrower and Borrower shall take all actions required as a result of such change as described on Schedule 5.12.

Section 5.12. Post-Closing Actions. Each Credit Party will take each of the actions set forth on Schedule 5.12 within the time periods set forth thereon (as they may be extended by Collateral Agent in its sole discretion). All provisions of this Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as otherwise provided in the Credit Documents); provided that (i) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 5.12 and (ii) all representations and warranties relating to the Collateral Documents shall be required to be true immediately after the actions required to be taken by this Section 5.12 have been taken (or were required to be taken). The acceptance of the benefits of the Loans shall constitute a covenant and agreement by Borrower to each of the

Lenders that the actions required pursuant to this Section 5.12 will be, or have been, taken within the relevant time periods referred to in this Section 5.12 and that, at such time, all representations and warranties contained in this Agreement and the other Credit Documents shall then be true and correct without any modification pursuant to this Section 5.12.

Section 5.13. Designation Of Restricted And Unrestricted Subsidiaries.

(a) The Board of Directors may designate any Subsidiary, including a newly acquired or created Subsidiary, to be an Unrestricted Subsidiary if it meets the following qualifications:

(i) such Subsidiary does not own any Equity Interest of Borrower or any Restricted Subsidiary;

(ii) Borrower would be permitted to make an Investment at the time of the designation in an amount equal to the aggregate Fair Market Value of all Investments of Borrower or its Restricted Subsidiaries in such Subsidiary;

(iii) any guarantee or other credit support thereof by Borrower or any Restricted Subsidiary is permitted under Section 6.01 or Section 6.06;

(iv) neither Borrower nor any Restricted Subsidiary has any obligation to subscribe for additional Equity Interests of such Subsidiary or to maintain or preserve its financial condition or cause it to achieve specified levels of operating results except to the extent permitted by Section 6.01 or Section 6.06;

(v) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing or would result from such designation;

(vi) immediately after giving effect to such designation, Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Article 7 for the Test Period then last ended (and, as a condition precedent to the effectiveness of any such designation, Borrower shall deliver to Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance); and

(vii) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any other Indebtedness of Borrower or a Restricted Subsidiary.

Once so designated, the Subsidiary will remain an Unrestricted Subsidiary, subject to subsection (b).

(b) (i) A Subsidiary previously designated as an Unrestricted Subsidiary which fails to meet the qualifications set forth in subsections (a)(i), (a)(iii), (a)(iv) or (a)(vii) of this Section 5.13 will be deemed to become at that time a Restricted Subsidiary, subject to the consequences set forth in subsection (d). (ii) The Board of Directors may designate an Unrestricted Subsidiary to be a Restricted Subsidiary if the designation would not cause an Event of Default.

(c) Upon a Restricted Subsidiary becoming an Unrestricted Subsidiary,

(i) all existing Investments of Borrower and the Restricted Subsidiaries therein (valued at Borrower’s proportional share of the Fair Market Value of its assets less liabilities) will be deemed made at that time;

(ii) all existing Equity Interest or Indebtedness of Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time, and all Liens on property of Borrower or a Restricted Subsidiary held by it will be deemed incurred at that time;

(iii) all existing transactions between it and Borrower or any Restricted Subsidiary will be deemed entered into at that time;

(iv) it is released at that time from the Guaranty and the Pledge and Security Agreement and all related security interests on its property shall be released;

(v) it will cease to be subject to the provisions of this Agreement as a Restricted Subsidiary.

(d) Upon an Unrestricted Subsidiary becoming, or being deemed to become, a Restricted Subsidiary pursuant to Section 5.13(b),

(i) all of its Indebtedness and Disqualified Equity Interests will be deemed incurred at that time for purposes of Section 6.01, but will not be considered the sale or issuance of Equity Interests for purposes of Section 6.08;

(ii) Investments therein previously charged under Section 6.06 will be credited thereunder;

(iii) it may be required to become a Guarantor pursuant to Section 5.09; and

(iv) it will thenceforward be subject to the provisions of this Agreement as a Restricted Subsidiary (and shall not subsequently be designated as an Unrestricted Subsidiary).

(e) Any designation by the Board of Directors of a Subsidiary as an Unrestricted Subsidiary after the Closing Date will be evidenced to Administrative Agent by promptly filing with Administrative Agent a copy of the resolutions of the Board of Directors giving effect to the designation and a certificate of an officer of Borrower certifying that the designation complied with the foregoing provisions.

ARTICLE 6

NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and cancellation or expiration or cash collateralization of all Letters of Credit in an amount equal to 103% of Letter of Credit Usage as of such date on terms reasonably satisfactory to Issuing Bank, such Credit Party shall perform, and shall cause each of its Restricted Subsidiaries to perform, all covenants in this Article 6.

Section 6.01. Indebtedness. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, create, incur or assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

(a) the Obligations;

(b) Indebtedness of any Restricted Subsidiary to Borrower or to any other Restricted Subsidiary, or of Borrower to any Restricted Subsidiary; provided that (i) all such Indebtedness owing to any Credit Party shall be evidenced by the Intercompany Note, (ii) all such Indebtedness owing by a Credit Party to any Restricted Subsidiary that is not a Guarantor shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the Intercompany Note and (iii) any such Indebtedness of any Restricted Subsidiary that is not a Guarantor owing to any Credit Party shall be subject to the limitations set forth in Section 6.06(d);

(c) Other Debt Securities that (i) mature after, and do not require any scheduled amortization or other scheduled payments of principal prior to, the date that is 181 days after the Latest Maturity Date at the time incurred (it being understood that such Other Debt Securities may have mandatory prepayment, repurchase or redemptions provisions satisfying the requirement of clause (ii) hereof), (ii) have terms and conditions (other than interest rate, redemption premiums and subordination terms), taken as a whole, that are not materially less favorable to Borrower (as determined in good faith by Borrower) than the terms and conditions customary at the time for Indebtedness of a similar nature and (iii) are not guaranteed by any Subsidiary that is not a Guarantor; provided that (1) both immediately prior and after giving effect to the incurrence thereof, (x) no Default or Event of Default shall exist or result there from and (y) Borrower will be in compliance with the Total Leverage Ratio on a pro forma basis as of the Test Period then last ended and (2) Borrower delivers a certificate of an Authorized Officer to Administrative Agent demonstrating compliance with the terms of this Section 6.01(c);

(d) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations (including in connection with workers’ compensation) or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto incurred in the ordinary course of business;

(e) Indebtedness in connection with cash management agreements, netting services, overdraft protections and otherwise in connection with deposit accounts;

(f) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Borrower and its Restricted Subsidiaries;

(g) guaranties by Borrower of Indebtedness of a Restricted Subsidiary or guaranties by a Restricted Subsidiary of Indebtedness of Borrower or another Restricted Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01; provided, that (i) if the Indebtedness that is being guarantied is unsecured and/or subordinated to the Obligations, the guaranty shall also be unsecured and/or subordinated to the Obligations and (ii) in the case of guaranties by a Credit Party of the obligations of a Restricted Subsidiary that is not a Guarantor, such guaranties shall be permitted by Section 6.06;

(h) Indebtedness described in Schedule 6.01 to the Disclosure Letter and any Permitted Refinancing thereof;

(i) Indebtedness of Borrower or its Restricted Subsidiaries with respect to Capital Leases, sale-lease back transactions and purchase money Indebtedness in an aggregate principal amount not to exceed at any time $100,000,000; provided that any such Indebtedness shall be secured only by the assets (including all accessions, attachments, improvements and the proceeds thereof) acquired in connection with the incurrence of such Indebtedness;

(j) (i) Indebtedness of a Person or Indebtedness attaching to assets of a Person that, in either case, becomes a Restricted Subsidiary or Indebtedness attaching to assets that are acquired by Borrower or any of its Restricted Subsidiaries, in each case after the Closing Date as the result of a Permitted Acquisition, in an aggregate principal amount not to exceed $400,000,000 at any one time outstanding; provided that (x) such Indebtedness existed at the time such Person became a Subsidiary or at the time such assets were acquired and, in each case, was not created in anticipation thereof and (y) such Indebtedness is not guaranteed in any respect by Borrower or any Restricted Subsidiary (other than by any such person that so becomes a Subsidiary or any guaranty that is otherwise permitted pursuant to this Section 6.01), and (ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in subclause (i) above; provided, that the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension;

(k) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties, surety bonds or performance bonds securing the performance of Borrower or any of its Restricted Subsidiaries pursuant to such agreements, in connection with permitted Investments or permitted asset sales;

(l) Indebtedness in an aggregate principal amount at any time outstanding not to exceed $25,000,000; and

(m) Indebtedness incurred by any Japanese Receivables Subsidiary in an aggregate principal amount at any time outstanding not to exceed $100,000,000 for all such Japanese Receivables Subsidiaries.

Section 6.02. Liens. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Borrower or any of its Restricted Subsidiaries, whether now owned or hereafter acquired, or any income, profits or royalties therefrom, except:

(a) Liens under the Collateral Documents in favor of Collateral Agent for the benefit of Secured Parties;

(b) statutory Liens for taxes (i) not yet due and payable or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which adequate reserves or other appropriate provisions have been made in accordance with GAAP;

(c) statutory Liens of landlords, banks (and rights of set off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code), in each case (i) incurred in the ordinary course of business, (ii) for amounts not yet overdue or (iii) for amounts that are overdue and that, in the case of any such amounts overdue for a period in excess of 30 days, are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

(d) Liens incurred in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other types of social security, retirement benefits, pensions or similar legislation or (ii) to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness);

(e) easements, rights of way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Restricted Subsidiaries;

(f) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder and other statutory or common law landlords’ liens under leases;

(g) Liens solely on any Cash or Cash Equivalent earnest money deposits made by Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property, consignment of goods and similar arrangements entered into in the ordinary course of business;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property;

(k) leases, subleases, licenses or sublicenses granted by Borrower or any of its Restricted Subsidiaries in the ordinary course of business and not materially interfering in any respect with the ordinary conduct of or materially detracting from the value of the business of Borrower and its Restricted Subsidiaries, taken as a whole;

(l) Liens described in Schedule 6.02 to the Disclosure Letter and modifications, replacements, renewals or extensions thereof, provided, that no such Lien is spread to cover any additional property (other than accessions, attachments, improvements and the proceeds thereof) after the Closing Date and the amount of the aggregate obligations, if any, secured by any such Lien are not increased;

(m) Liens securing Indebtedness permitted pursuant to Section 6.01(i); provided, any such Lien shall encumber only the assets (including all accessions, attachments, improvements and the proceeds thereof) acquired or financed with the proceeds of such Indebtedness;

(n) Liens securing Indebtedness permitted by Section 6.01(j) in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding; provided any such Lien shall encumber only those assets (including all accessions, attachments, improvements and the proceeds thereof) which secured such Indebtedness at the time such assets were acquired by Borrower or its Restricted Subsidiaries;

(o) attachment and judgment Liens, to the extent and for so long as the underlying judgments and decrees do not constitute an Event of Default pursuant to Section 9.01;

(p) customary encumbrances or restrictions (including put and call agreements) with respect to the Equity Interests of any Joint Venture in favor of the other parties to such Joint Venture;

(q) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection or (ii) in favor of a banking institution or other financial institution arising as a matter of law encumbering deposits or investment property (including the right of set-off) and which are within the general parameters customary in the banking, brokerage and financial industry;

(r) Liens on insurance proceeds securing the financed insurance premiums;

(s) Liens on specific items of inventory or other goods and the proceeds thereof securing obligations in respect of documentary letters of credit or bankers’ acceptances issued or created for the account of Borrower or any Restricted Subsidiary in the ordinary course of business to facilitate the purchase, shipment or storage of such inventory or other goods;

(t) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Credit Parties in the ordinary course of business;

(u) Liens approved by the Collateral Agent appearing on Schedule B to any Title Policy;

(v) other Liens on assets securing Indebtedness and other obligations in an aggregate amount (or, in the case of Indebtedness, aggregate principal amount) not to exceed $200,000,000 at any time outstanding;

(w) Liens on accounts receivable and Related Assets of any Japanese Receivables Subsidiary securing Indebtedness permitted by Section 6.01(m); and

(x) customary Liens granted in favor of a trustee pursuant to an indenture relating to Indebtedness not prohibited under this Agreement to the extent such Liens (i) only secure customary compensation, indemnification and reimbursement obligations owing to such trustee under such indenture and (ii) are limited to the cash held by such trustee (excluding cash held in trust for the payment of such Indebtedness).

Section 6.03. No Further Negative Pledges. No Credit Party nor any of its Restricted Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations, except with respect to (a) restrictions identified on Schedule 6.03 to the Disclosure Letter, (b) this Agreement and the other Credit Documents, (c) any agreements governing any purchase money Liens or Capital Lease obligations otherwise permitted hereby, if the prohibition or limitation therein is only effective against the assets (including all accessions, attachments, improvements and the proceeds thereof) financed thereby, (d) agreements for the benefit of the holders of Liens described in Section 6.02(n) and applicable solely to the property subject to such Lien, (e) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Credit Documents on any Collateral securing the Obligations and that does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Credit Party to secure the Obligations, (f) covenants in any Indebtedness permitted pursuant to Section 6.01(c) to the extent such restrictions or conditions are no more restrictive than the restrictions and conditions in the Credit Documents or, in the case of Indebtedness of any Restricted Subsidiary that is not a Credit Party, are imposed solely on Restricted Subsidiaries that are not Credit Parties, (g) any prohibition or limitation that (i) exists pursuant to applicable law, (ii) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.08 pending the consummation of such sale solely with respect to such property being disposed of, (iii) restricts subletting or assignment of any lease governing a leasehold interest of Borrower or a Restricted Subsidiary, (iv) exists in any agreement in effect at the time such Restricted Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary, or (v) is imposed by any amendments or refinancings that are otherwise permitted by the Credit Documents of the contracts, instruments or obligations referred to in clauses (a), (c), (e), (f) or (g)(iv); provided that such amendments and refinancings are, taken as a whole, no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing (as determined in good faith by Borrower), (h) customary provisions in Joint Venture agreements and other similar agreements applicable to Joint Ventures and applicable solely to such Joint Venture entered into in the ordinary course of business, and (i) customary restrictions and prohibitions contained in agreements entered into in connection with Indebtedness permitted under Section 6.01(m); provided that such restrictions and prohibitions relate solely to the accounts receivable and Related Assets that are the subject of such Indebtedness.

Section 6.04. Restricted Payments. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, declare, order, pay any sum for, or set apart assets for a sinking or other analogous fund for, any Restricted Payment (other than in connection with a Permitted Refinancing therefor) except that:

(a) any Restricted Subsidiary of Borrower may declare and pay dividends or make other distributions to (i) its equity holders on a ratable basis, (ii) Borrower or (iii) Guarantors;

(b) Borrower may make Restricted Payments with proceeds from substantially concurrent issuances of Equity Interests;

(c) Borrower may make regularly scheduled payments of interest in respect of any Subordinated Indebtedness in accordance with the terms of, and only to the extent required by, and subject to any subordination provisions contained in the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued;

(d) Borrower may enter into and purchase its Equity Interests pursuant to any accelerated stock repurchase agreement, forward contract or other similar agreement and perform its obligations thereunder, provided that such repurchase of its Equity Interests is otherwise permitted under clause (b), clause (f) or clause (g) of this Section 6.04 (for the avoidance of doubt, the amount of all Restricted Payments made to purchase Equity Interests pursuant to this clause (d) shall be determined based upon the net cash payments made after settlement of all payments and obligations pursuant to the terms of such accelerated stock repurchase agreement, forward contract or other similar agreement);

(e) Borrower may purchase Bond Hedges in connection with the issuance of Convertible Notes permitted by Section 6.01 and Borrower and its Subsidiaries may exercise their respective rights and perform their respective obligations under any Bond Hedges or Warrants;

(f) so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower and its Restricted Subsidiaries may make other Restricted Payments in an aggregate amount for all such Restricted Payments under this clause (f) and all Investments under Section 6.06(o) not to exceed $150,000,000 during the term of this Agreement;

(g) so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may make Restricted Payments if, at the time of the making of such Restricted Payment, the Secured Leverage Ratio for the Test Period then last ended (determined on a pro forma basis after giving effect to such Restricted Payment) is less than (x) 2.50 to 1.00 if such Restricted Payment is made prior to the last day of the second Fiscal Quarter of 2017 and (y) 2.00 to 1.00 if such Restricted Payment is made thereafter;

(h) Borrower may make Restricted Payments (i) pursuant to and in accordance with stock option plans or other compensation benefit plans, including the retention of Equity Interests in payment of withholding taxes in connection with equity-based compensation plans or (ii) consisting of distribution of rights pursuant to stockholder rights plans or redemptions of such rights; provided that such redemption is in accordance with the terms of such stockholder rights plans; provided, further, that the aggregate amount of Restricted Payments made pursuant to this clause (h) shall not exceed $25,000,000 during any Fiscal Year and $50,000,000 during the term of this Agreement; and

(i) Borrower may make Restricted Payments consisting of the repurchase of, or cash payments in lieu of, fractional shares of its Securities arising out of stock dividends, splits or combinations, business combinations or conversions of convertible Securities.

Section 6.05. Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Restricted Subsidiary’s Equity Interests owned by Borrower or any other Subsidiary of Borrower that is a direct or indirect parent company of such Restricted Subsidiary, (b) repay or prepay any Indebtedness owed by such Restricted Subsidiary to Borrower or any other Subsidiary of Borrower that is a direct or indirect parent company of such Restricted Subsidiary, (c) make loans or advances to Borrower or any other Subsidiary of Borrower that is a direct or indirect parent company of such Restricted Subsidiary, or (d) transfer, lease or license any of its property or assets to Borrower or any other Subsidiary of Borrower that is a direct or indirect parent company of such Restricted Subsidiary, other than (in the case of each of the foregoing clauses (a) through (d)): (i) any restrictions existing under the Credit Documents, (ii) any encumbrance or restriction pursuant to applicable law or an agreement in effect at or entered into on the Closing Date, (iii) any encumbrance or restriction with respect to a Restricted Subsidiary or any of its Restricted Subsidiaries pursuant to an agreement relating to any Indebtedness incurred by such Restricted Subsidiary prior to the date on which it became a Restricted Subsidiary (other than Indebtedness incurred as consideration in, in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary) and outstanding on such date, which encumbrance or restriction is not applicable to Borrower or any other Restricted Subsidiary or the properties or assets of Borrower or any other Restricted Subsidiary, (iv) any encumbrance or restriction pursuant to an agreement effecting a refinancing of Indebtedness incurred pursuant to an agreement referred to in clause (i), (ii) or (iii) of this covenant or this clause (iv) or contained in any amendment to an agreement referred to in clause (i), (ii) or (iii) of this covenant or this clause (iv); provided, however, that the encumbrances and restrictions contained in any such refinancing agreement or amendment are not materially less favorable taken as a whole, as determined by Borrower in good faith, to the Lenders than the encumbrances and restrictions contained in such predecessor agreement, (v) with respect to clause (d), any encumbrance or restriction (A) that restricts the subletting, assignment or transfer of any property, asset or contractual rights thereto and is contained in any lease, license or other contract entered into in the ordinary course of business or (B) contained in security agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements, (vi) any restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement that has been entered into in connection with the disposition of all or substantially all of the Equity Interests or all or any portion of the assets of such Restricted Subsidiary, (vii) restrictions in the transfers of assets encumbered by a Lien permitted by Section 6.02, (viii) any encumbrance or restriction arising under or in connection with any agreement or instrument relating to any Indebtedness permitted by Section 6.01 if (A) either (x) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in the terms of such agreement or instrument or (y) Borrower in good faith determines that such encumbrance or restriction will not cause Borrower not to have the funds necessary to pay the Obligations when due and (B) the encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by Borrower), (ix) any encumbrance or restriction arising under or in connection with any agreement or instrument governing Equity Interests of any Person other than a wholly owned Subsidiary that is acquired after the Closing Date, (x) customary restrictions and conditions contained in any agreement relating to the disposition of any property permitted by Section 6.08 pending the consummation of such disposition, (xi) customary provisions in Joint Venture agreements and other similar agreements applicable to Joint Ventures, (xii) any encumbrances or restrictions applicable solely to a Restricted Subsidiary that is not a Credit Party and contained in any credit facility extended to any Restricted Subsidiary that is not a Credit Party, (xiii) customary provisions in partnership agreements, limited liability company organizational governance documents and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person and (xiv) customary net worth provisions or similar financial maintenance provisions contained in real property leases entered into by a Restricted Subsidiary, so long as Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of Borrower and its Restricted Subsidiaries to meet their ongoing obligations under the Credit Documents.

Section 6.06. Investments. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, make or own any Investment in any other Person, including any Joint Venture, except:

(a) Investments in Cash and Cash Equivalents, or any Investments that were Cash Equivalents when made;

(b) Investments owned as of the Closing Date in any Subsidiary and Investments made after the Closing Date in Borrower and any wholly owned Restricted Subsidiary of Borrower;

(c) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Borrower and its Restricted Subsidiaries;

(d) intercompany loans to the extent permitted under Section 6.01(b) and other Investments in Restricted Subsidiaries which are not Guarantors; provided that such Investments by the Credit Parties (including through intercompany loans) in Restricted Subsidiaries that are not Guarantors shall not exceed at any time an aggregate amount of $75,000,000;

(e) loans and advances to employees of Borrower and its Restricted Subsidiaries made in the ordinary course of business in an aggregate principal amount at any time outstanding not to exceed $10,000,000;

(f) Permitted Acquisitions; provided that the sum of the aggregate amount of cash Acquisition Consideration paid for all Permitted Acquisitions pursuant to which the Person whose Equity Interests are acquired does not become a Guarantor shall not exceed $750,000,000 for all periods after the Closing Date;

(g) Investments described in Schedule 6.06 to the Disclosure Letter (including commitments to make Investments as described therein);

(h) Hedging Obligations permitted under Section 6.14, any Bond Hedge entered into in connection with Convertible Notes permitted to be issued by Section 6.01, the Spansion Capped Call Agreements and any accelerated stock repurchase agreement, forward contract or other similar agreement that is permitted pursuant to Section 6.04(d);

(i) short term trade receivables in the ordinary course of business;

(j) non-cash consideration received in any disposition permitted by Section 6.08;

(k) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

(l) intercompany Investments by any Restricted Subsidiary that is not a Credit Party in any other Restricted Subsidiary that is not a Credit Party;

(m) lease, utility and other similar deposits in the ordinary course of business;

(n) Investments made with Net Cash Proceeds from cash equity contributions to, or issuances of new cash Equity Interests (other than Disqualified Equity Interests) of, Borrower made after the Closing Date and that have not been applied for any other purpose;

(o) so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may make other Investments in an aggregate amount for all such Investments under this clause (o) and all Restricted Payments under Section 6.04(f) not to exceed $150,000,000 during the term of this Agreement;

(p) Investments of any Person that becomes a Restricted Subsidiary after the date hereof; provided that (i) such Investments exist at the time that such Person becomes a Restricted Subsidiary and (ii) such Investments were not made in anticipation of such Person becoming a Restricted Subsidiary;

(q) so long as no Event of Default has occurred and is continuing or would result therefrom, Borrower may make Investments if, at the time of the making of such Investment, the Secured Leverage Ratio for the Test Period then last ended (determined on a pro forma basis after giving effect to such Investment) is less than (x) 2.50 to 1.00 if such Investment is made prior to the last day of the second Fiscal Quarter of 2017 and (y) 2.00 to 1.00 if such Investment is made thereafter;

(r) the Spansion Merger; and

(s) guaranties permitted by Section 6.01.

For purposes of covenant compliance with this Section 6.06, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less any amount paid, repaid, returned, distributed or otherwise received in cash in respect of such Investment. Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Payment not otherwise permitted under the terms of Section 6.04.

Section 6.07. Fundamental Changes; Acquisitions. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, consummate any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and capital expenditures in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

(a) (i) any Restricted Subsidiary of Borrower may be merged with or into Borrower or any Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any Guarantor; provided, in the case of such a merger, Borrower or such Guarantor or a Person that becomes a Guarantor, as applicable shall be the continuing or surviving Person, (ii) any Foreign Subsidiary of Borrower may be merged with or into any Foreign Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Foreign Subsidiary, and (iii) any Restricted Subsidiary that is not a Guarantor may be merged with or into any other Restricted Subsidiary that is not a Guarantor or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Restricted Subsidiary that is not a Guarantor;

(b) Permitted Acquisitions and other Investments permitted by Section 6.06;

(c) any Restricted Subsidiary may merge into or consolidate with any Person in order to consummate a disposition made in compliance with Section 6.08;

(d) any Immaterial Subsidiary may dissolve, liquidate or wind up its affairs at any time; and

(e) the Spansion Merger.

Section 6.08. Disposition of Assets. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, convey, sell, lease, enter into a sale and leaseback arrangement or license, exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, except (a) sales and other dispositions of assets that do not constitute Asset Sales and (b) Asset Sales; provided that, in the case of clause (b), (i) the consideration received for such assets shall be in an amount at least equal to the Fair Market Value thereof, and (ii) no less than 75% thereof shall be paid in Cash or Cash Equivalents; provided further that, in the case of clause (b), up to 50% of the consideration received in connection with any sale of Specified Assets may be paid in Non-Cash Consideration.

Section 6.09. Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower on terms that are materially less favorable, taken as a whole, to Borrower or that Restricted Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction with a Person that is not an Affiliate; provided, however, that the foregoing restriction shall not apply to (a) any transaction between Borrower and any Restricted Subsidiary in the ordinary course of business or any Restricted Subsidiary and any other Restricted Subsidiary in the ordinary course of business; (b) customary fees and indemnifications paid to members of the Board of Directors of Borrower and its Restricted Subsidiaries; (c) compensation arrangements for officers and other employees of Borrower and its Restricted Subsidiaries entered into in the ordinary course of business; (d) Restricted Payments may be made to the extent permitted by Section 6.04; (e) any transaction with an Affiliate where the only consideration paid is Equity Interests of Borrower (other than Disqualified Equity Interests); (f) transactions described in Schedule 6.09 to the Disclosure Letter; (g) transactions that are otherwise expressly permitted by this Agreement; and (h) the consummation of the Spansion Merger.

Section 6.10. Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, engage in any business other than a Permitted Business.

Section 6.11. Amendments or Waivers of Organizational Documents. No Credit Party shall nor shall it permit any of its Restricted Subsidiaries to, agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organizational Documents after the Closing Date, in each case in a manner that is materially adverse to the Lenders, without in each case obtaining the prior written consent of Requisite Lenders to such amendment, restatement, supplement or other modification or waiver.

Section 6.12. Amendments or Waivers of with Respect to Certain Indebtedness. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, if the effect of such amendment or change is to (i) increase the interest rate on such Subordinated Indebtedness, (ii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon, (iii) change any event of default (other than to eliminate any such event of default or increase any grace period related thereto (it being understood that any change to the covenants that otherwise complies with this Section 6.12 shall not be deemed to be an amendment to the events of default thereto)), (iv) change the redemption, prepayment or defeasance provisions thereof in any manner that would be materially adverse to any Credit Party or Lenders, (v) change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or (vi) if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be materially adverse to any Credit Party or Lenders.

Section 6.13. Fiscal Year. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, change its Fiscal Year end; provided that any Restricted Subsidiary may change its Fiscal Year end to coincide with Borrower’s Fiscal Year end.

Section 6.14. Hedging Agreements. No Credit Party shall, nor shall it permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, except (a) Hedging Agreements entered into to hedge or mitigate risks to which Borrower or any Restricted Subsidiary has actual exposure (other than in respect of Equity Interests or Indebtedness of any Restricted Subsidiary) and (b) Hedging Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of Borrower or any Restricted Subsidiary, which, in any case, are not entered into for speculative purposes.

ARTICLE 7

FINANCIAL COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and cancellation or expiration or cash collateralization of all Letters of Credit in an amount equal to 103% of Letter of Credit Usage as of such date on terms reasonably satisfactory to Issuing Bank, such Credit Party shall perform, and shall cause each of its Restricted Subsidiaries to perform, the covenants in this Article 7.

Section 7.01. Fixed Charge Coverage Ratio. Borrower shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 29, 2015, to be less than 1.00:1.00.

Section 7.02. Total Leverage Ratio. Borrower shall not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter set forth below to exceed the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Leverage Ratio
First Fiscal Quarter 2015	3.50 to 1.00
Second Fiscal Quarter 2015	3.50 to 1.00
Third Fiscal Quarter 2015	3.50 to 1.00
Fourth Fiscal Quarter 2015	3.50 to 1.00
First Fiscal Quarter 2016	3.50 to 1.00
Second Fiscal Quarter 2016	3.50 to 1.00
Third Fiscal Quarter 2016	3.50 to 1.00
Fourth Fiscal Quarter 2016	3.50 to 1.00
First Fiscal Quarter 2017 and thereafter	3.00 to 1.00

ARTICLE 8

GUARANTY

Section 8.01. Guaranty of the Obligations. Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”).

Section 8.02. Payment by Guarantors. Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

Section 8.03. Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

(a) this Guaranty is a guaranty of payment when due and not of collectability and this Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

(b) Administrative Agent may enforce this Guaranty during the continuation of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default;

(c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

(d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(e) any Beneficiary, upon such terms as it deems appropriate under the relevant Credit Document, Secured Hedge Agreement or Secured Treasury Services Agreement, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Secured Hedge Agreement or Secured Treasury Services Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any other Credit Party or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents, any Secured Hedge Agreements or any Secured Treasury Services Agreements; and

(f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made, Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements and the cancellation or expiration or cash collateralization of all Letters of Credit in an amount equal to 103% of Letter of Credit Usage at such time on terms reasonably satisfactory to Issuing Bank)), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents, any Secured Hedge Agreements, any Secured Treasury Services Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Secured Hedge Agreements, any of the Secured Treasury Services Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Secured Hedge Agreement, such Secured Treasury Services Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents, any of the Secured Hedge Agreements, any of the Secured Treasury Services Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of Borrower or any of its Restricted Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor under this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal or state law.

Section 8.04. Waivers by Guarantors. Each Guarantor hereby waives to the extent permitted by applicable law, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of any Credit Party or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith, gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto, and (v) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Secured Hedge Agreements, Secured Treasury Services Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 8.03 and any right to consent to any thereof; and (f) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

Section 8.05. Guarantors’ Rights of Subrogation, Contribution, Etc. Until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled or cash collateralized in an amount equal to 103% of Letter of Credit Usage at such time on terms reasonably satisfactory to Issuing Bank, each Guarantor hereby waives to the extent permitted by applicable law any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been paid in full (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled or cash collateralized in an amount equal to 103% of Letter of Credit Usage at such time on terms reasonably satisfactory to Issuing Bank, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) shall not have been paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

Section 8.06. Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

Section 8.07. Continual Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled or cash collateralized in an amount equal to 103% of Letter of Credit Usage at such time. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

Section 8.08. Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

Section 8.09. Financial Condition of Borrower. Any Credit Extension may be made to Borrower or continued from time to time and any Secured Hedge Agreement or any Secured Treasury Services Agreement may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Secured Hedge Agreement or Secured Treasury Services Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of

Borrower and its ability to perform its obligations under the Credit Documents, the Secured Hedge Agreements and the Secured Treasury Services Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

Section 8.10. Bankruptcy, Etc.

(a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Guarantor or by any defense which Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

Section 8.11. Discharge of Guaranty Upon Sale of Guarantor. If all of the Equity Interests of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale or disposition.

Section 8.12. Excluded Swap Obligations. Each Credit Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of the security interest hereunder and under the Credit Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guaranty and the other Credit Documents in respect of such Swap Obligation (but, in each case, only up to such Qualified ECP Guarantor’s maximum liability hereunder). The obligations and undertakings of each Qualified ECP Guarantor under this Section 8.12 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements) and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled or cash collateralized in an amount equal to 103% of Letter of Credit Usage at such time on terms reasonably satisfactory to Issuing Bank. Each Qualified ECP Guarantor intends this Section 8.12 to constitute, and this Section 8.12 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE 9

EVENTS OF DEFAULT

Section 9.01. Events of Default. If any one or more of the following conditions or events shall occur:

(a) Failure to Make Payments When Due. Failure by Borrower to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) any interest on any Loan or any fee or any other amount due hereunder within three Business Days after the date due; or

(b) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.06, Section 5.01(f)(i), Section 5.02 (solely with respect to Borrower), Section 5.12, Article 6 or Article 7; or

(c) Breach of Representations, Etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Restricted Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

(d) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other clause of this Section 9.01, and such default shall not have been remedied or waived within 30 days after the receipt by Borrower of notice from Administrative Agent or any Lender of such default; or

(e) Default in Other Agreements. Any Credit Party shall (i) fail to pay any principal or interest (or, in the case of any Hedging Agreement, any termination payment or other payment obligation), regardless of amount, due in respect of any Indebtedness (other than the Obligations) or Hedging Obligations, when and as the same shall become due and payable beyond any applicable grace period or (ii) after giving effect to any grace period, fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness or such Hedging Obligations, as the case may be, if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee or other representative on its or their behalf (or, in the case of any Hedge Agreement, the applicable counterparty) (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness or such Hedging Obligations, as the case may be, to become due prior to its stated maturity or become subject to a mandatory offer purchase by the obligor (or, in the case of any Hedging Agreement, to cause the termination thereof); provided that it shall not constitute an Event of Default pursuant to this clause (e) unless the aggregate amount of all such Indebtedness and Hedging Obligations referred to in clauses (i) and (ii) without duplication, then exceeds $50,000,000 (provided that, in the case of Hedging Obligations, the amount counted for this purpose shall be the amount payable by any Credit Party if such Hedging Obligations were terminated at such time); or

(f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries), and any such event described in this clause (f) shall continue for 60 days without having been dismissed, bonded or discharged; or

(g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) shall make any general assignment for the benefit of creditors; or (ii) Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Borrower or any of its Restricted Subsidiaries (other than Immaterial Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 9.01(f); or

(h) Judgments and Attachments. Any (i) money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $50,000,000 (to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower or any of its Restricted Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 consecutive days or (ii) any non-monetary judgment, writ or warrant of attachment or similar process shall be entered or filed against Borrower or any of its Restricted Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 consecutive days and such non-monetary judgment, writ, warrant of attachment or similar process could reasonably be expected to have a Material Adverse Effect; or

(i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party (other than as permitted under Section 6.07) and such order shall remain undischarged or unstayed for a period in excess of 60 days; or

(j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events which individually or in the aggregate results in or could reasonably be expected to result in liability of Borrower, or any of its ERISA Affiliates in excess of $50,000,000 during the term hereof; or (ii) there exists any fact or circumstance that results in the imposition of a Lien or security interest pursuant to Section 430(k) of the Code or ERISA or a violation of Section 436 of the Code; or

(k) Change of Control. A Change of Control shall occur; or

(l) Guaranties, Collateral Documents and Other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any material portion of the Collateral purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party or shall contest in writing the validity or perfection of any Lien in any material portion of the Collateral purported to be covered by the Collateral Documents;

THEN, (1) upon the occurrence of any Event of Default described in Section 9.01(f) or 9.01(g), automatically, and (2) upon the occurrence and during the continuance of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower by Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments and the obligation of Issuing Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) any amounts required to be deposited in respect of Letters of Credit pursuant to Section 2.04(i), and (III) all other Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements and Secured Treasury Services Agreements); provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.03(b)(v) or Section 2.04(e); (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents; and (D) Administrative Agent shall direct Borrower to pay (and Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Sections 9.01(f) or 9.01(g) to pay) to Administrative Agent such additional amounts of cash as reasonable requested by Issuing Bank, to be held as security for Borrower’s reimbursement Obligations in respect of Letters of Credit then outstanding as set forth in Section 2.04(i).

ARTICLE 10

AGENTS

Section 10.01. Appointment of Agents. Morgan Stanley is hereby appointed (and Morgan Stanley hereby accepts such appointment) Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and each Lender (including in its capacities as a potential counterparty under a Secured Hedge Agreement or Secured Treasury Services Agreement), Secured Party and Issuing Bank hereby authorizes Morgan Stanley (and Morgan Stanley hereby accepts such appointment) to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Article 10 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Restricted Subsidiaries.

Section 10.02. Powers and Duties.

(a) No Agent shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (ii) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing as directed by the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.05), and (iii) except as expressly set forth herein, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Requisite Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 11.05) or in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Agent by Borrower or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.

(b) Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 10.03. General Immunity.

(a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

(b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.05) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 11.05).

(c) Delegation of Duties. Each of Administrative Agent and Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by Administrative Agent or Collateral Agent, as applicable. Administrative Agent and Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 10.03 and of Section 10.06 shall apply to any Affiliates of each Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent, Collateral Agent, Syndication Agents or Documentation Agents, as applicable. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 10.03 and of Section 10.06 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Administrative Agent or Collateral Agent, as applicable, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Credit Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent or Collateral Agent, as applicable, and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent. The Arrangers, Documentation Agents and Syndication Agents shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

Section 10.04. Agents Entitled to Act as Lender. Each bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Section 10.05. Lenders’ Representations, Warranties and Acknowledgment.

(a) Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement, an Assignment Agreement or a Joinder Agreement and funding its Revolving Loans on the Closing Date or by the funding of any New Term Loans or New Revolving Loans, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date or as of the date of funding of such New Term Loans or New Revolving Loans.

Section 10.06. Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent and Issuing Bank, to the extent that such Agent or Issuing Bank shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent or Issuing Bank in exercising its powers, rights and remedies or performing its duties hereunder or under the other

Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s or Issuing Bank’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Agent or Issuing Bank for any purpose shall, in the opinion of such Agent or Issuing Bank, be insufficient or become impaired, such Agent or Issuing Bank may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent or Issuing Bank against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent or Issuing Bank against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

Section 10.07. Successor Administrative Agent, Collateral Agent, Swing Line Lender, Syndication Agents and Documentation Agents.

(a) Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower. Administrative Agent shall have the right to appoint a financial institution to act as Administrative Agent and/or Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower and the Requisite Lenders, and Administrative Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation, (ii) the acceptance of such successor Administrative Agent by Borrower and the Requisite Lenders or (iii) such other date, if any, agreed to by Borrower and the Requisite Lenders. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, Requisite Lenders shall have the right, in consultation with Borrower, to appoint a successor Administrative Agent. If neither Requisite Lenders nor Administrative Agent have appointed a successor Administrative Agent, Requisite Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent. If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Requisite Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person remove such Person as Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Requisite Lenders), then such removal shall nonetheless become effective in accordance with such notice and the Requisite Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent. Notwithstanding anything to the contrary in this Section 10.07, until a successor Administrative Agent is so appointed by Requisite Lenders or Administrative Agent, as applicable, any collateral security held by Administrative Agent in its role as Collateral Agent on behalf of the Lenders or Issuing Bank under any of the Credit Documents shall continue to be held by the retiring or removed Collateral Agent as nominee until such time as a successor Collateral Agent is appointed. Any successor Administrative Agent shall be a bank with an office in the United States or an Affiliate of any such bank with an office in the United States. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (x) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (y) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. Except as provided above, any resignation or removal of Morgan Stanley or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Morgan Stanley or its successor as Collateral Agent. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any successor Administrative Agent appointed pursuant to this Section 10.07 shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder.

(b) In addition to the foregoing, Collateral Agent may resign at any time by giving prior written notice thereof to Lenders and the Grantors. Administrative Agent shall have the right to appoint a financial institution as Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower and the Requisite Lenders and Collateral Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation, (ii) the acceptance of such successor Collateral Agent by Borrower and the Requisite Lenders or (iii) such other date, if any, agreed to by the Requisite Lenders and Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days’ notice to Administrative Agent and in consultation with Borrower, to appoint a successor Collateral Agent. If the Person serving as Collateral Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Requisite Lenders may, to the extent permitted by applicable law, by notice in writing to Borrower and such Person remove such Person as Collateral Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Requisite Lenders), then such removal shall nonetheless become effective in accordance with such notice. Until a successor Collateral Agent is so appointed by the Requisite Lenders or Administrative Agent, as applicable, any collateral security held by Collateral Agent on behalf of the Lenders or Issuing Bank under any of the Credit Documents shall continue to be held by the retiring or removed Collateral Agent as nominee until such time as a successor Collateral Agent is appointed. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement and the Collateral Documents, and the retiring or removed Collateral Agent under this Agreement shall promptly (x) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder or under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement and the Collateral Documents, and (y) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Collateral Documents, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Collateral Documents. After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement and the Collateral Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or the Collateral Documents while it was the Collateral Agent hereunder.

(c) Any resignation or removal of Morgan Stanley or its successor as Administrative Agent pursuant to this Section 10.07 shall also constitute the resignation or removal of Morgan Stanley or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (i) Borrower shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by successor Administrative Agent and Swing Line Loan Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Loan Sublimit then in effect and with other appropriate insertions.

(d) Any Syndication Agent may resign at any time by giving prior written notice thereof to Lenders and the Grantors, whereupon all the rights, powers, privileges and duties of the resigning Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, Administrative Agent, without any further act by such Syndication Agent, the Administrative Agent or any Lender.

(e) Any Documentation Agent may resign at any time by giving prior written notice thereof to Lenders and the Grantors, whereupon all the rights, powers, privileges and duties of the resigning Documentation Agent hereunder shall automatically be assumed by, and inure to the benefit of, Administrative Agent, without any further act by such Documentation Agent, Administrative Agent or any Lender.

Section 10.08. Collateral Documents and Guaranty.

(a) Agents under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Collateral Documents; provided that neither Administrative Agent nor Collateral Agent shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Obligations with respect to any Secured Hedge Agreement or Secured Treasury Services Agreement. Subject to Section 11.05, without further written consent or authorization from any Secured Party, Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.05) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 8.11 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 11.05) have otherwise consented.

(b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.

(c) Rights under Secured Hedge Agreements. No Secured Hedge Agreement will create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Credit Documents except as expressly provided in Section 11.05(c)(v) of this Agreement and Section 7.3 of the Pledge and Security Agreement. By accepting the benefits of the Collateral, such Lender Counterparty shall be deemed to have appointed Collateral Agent as its agent and agreed to be bound by the Credit Documents as a Secured Party, subject to the limitations set forth in this clause (c).

(d) Rights under Secured Treasury Services Agreements. No Secured Treasury Services Agreement will create (or be deemed to create) in favor of any Treasury Services Provider that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Credit Documents except as expressly provided in Section 11.05(c)(v) of this Agreement and Section 7.3 of the Pledge and Security Agreement. By accepting the benefits of the Collateral, such Treasury Services Provider shall be deemed to have appointed Collateral Agent as its agent and agreed to be bound by the Credit Documents as a Secured Party, subject to the limitations set forth in this clause (d).

(e) Release of Collateral and Guarantee; Termination of Credit Documents. Notwithstanding anything to the contrary contained herein or any other Credit Document, when all Obligations (other than obligations in respect of any Secured Hedge Agreement or Secured Treasury Services Agreement and contingent indemnification obligations for which no claim has been made) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding (or the outstanding Letters of Credit have been cash collateralized in an amount equal to 103% of all Letter of Credit Usage at such time in a manner satisfactory to the applicable Issuing Bank), upon request of Borrower, Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any Affiliate of any Lender that is a party to any Secured Hedge Agreement or Secured Treasury Services Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all Guaranteed Obligations provided for in any Credit Document, whether or not on the date of such release there may be outstanding Obligations in respect of Secured Hedge Agreements or Secured Treasury Services Agreements. Any such release of Guaranteed Obligations shall be deemed subject to the provision that such Guaranteed Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

ARTICLE 11

MISCELLANEOUS

Section 11.01. Notices.

(a) Notices Generally. Any notice or other communication herein required or permitted to be given to a Credit Party, Collateral Agent, Administrative Agent, Swing Line Lender or Issuing Bank shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Except as otherwise set forth in Section 2.24 or paragraph (b) below, each notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent as applicable; provided further, any such notice or other communication shall at the request of Administrative Agent be provided to any sub-agent appointed pursuant to Section 10.03(c) hereto as designated by Administrative Agent from time to time.

(b) Electronic Communications.

(i) Notices and other communications to any Agent, Swing Line Lender and Issuing Bank hereunder may be delivered or furnished by electronic communication

(including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by Administrative Agent; provided that the foregoing shall not apply to notices to any Agent, any Lender, Swing Line Lender or any applicable Issuing Bank pursuant to Article 2 if such Person has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(ii) Each Credit Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct or gross negligence of Administrative Agent, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(iii) The Platform and any Approved Electronic Communications are provided “as is” and “as available”. None of the Agents nor any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the Approved Electronic Communications or the Platform and each expressly disclaims liability for errors or omissions in the Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent Affiliates in connection with the Platform or the Approved Electronic Communications.

(iv) Each Credit Party, each Lender, each Issuing Bank and each Agent agrees that Administrative Agent may, but shall not be obligated to, store any Approved Electronic Communications on the Platform in accordance with Administrative Agent’s customary document retention procedures and policies.

(v) Any notice of Default or Event of Default may be provided by telephone if confirmed promptly thereafter by delivery of written notice thereof.

(c) Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non-Public Information with respect to Borrower, its Subsidiaries or their securities for purposes of United States federal or state securities laws. In the event that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither Borrower nor Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Credit Documents.

Section 11.02. Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay or reimburse promptly (i) all the reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent, Collateral Agent and the Arrangers in connection with the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto (including, without limitation, the reasonable and documented fees, expenses and disbursements of one primary counsel (with exceptions for conflicts of interest) and one local counsel in each relevant jurisdiction); (ii) all other reasonable and documented out-of-pocket costs and expenses incurred by each Agent and Issuing Bank in connection with the syndication of the Loans and Commitments and the transactions contemplated by the Credit Documents and any consents, amendments, waivers or other modifications thereto; (iii) all the reasonable and documented out-of-pocket costs and expenses of Collateral Agent in connection with creating, perfecting, recording, maintaining and preserving Liens in favor of Collateral Agent, for the benefit of Secured Parties, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable and documented fees, out-of-pocket expenses and disbursements of one primary counsel (with exceptions for conflicts of interest) and one local counsel in each relevant jurisdiction; and (iv) all costs and expenses, including reasonable and documented fees of one primary counsel (with exceptions for conflicts of interest) and one local counsel in each relevant jurisdiction and costs of settlement, incurred by any Agent, Issuing Bank and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale, lease or license of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings.

Section 11.03. Indemnity.

(a) In addition to the payment of expenses pursuant to Section 11.02, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Agent, Issuing Bank and Lender and their respective Affiliates and each of their respective officers, partners, members, directors, trustees, advisors, employees, agents and sub-agents (each, an “Indemnitee”), from and against any and all Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of such Indemnitee, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 11.03 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b) To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against each Credit Party or each Indemnitee on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each party hereto hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, provided that nothing contained in this sentence shall limit the indemnity of the Credit Parties set forth in this Section 11.03.

(c) Each Credit Party also agrees that no Indemnitee will have any liability to any Credit Party or any person asserting claims on behalf of or in right of any Credit Party or any other person in connection with or as a result of this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, in each case, except in the case of any Credit Party to the extent that any losses, claims, damages, liabilities or expenses incurred by such Credit Party or its Affiliates, shareholders, partners or other equity holders have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Lender, Issuing Bank, Agent, Arranger or their respective Affiliates, directors, employees, attorneys, agents or sub-agents in performing its obligations under this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein. In no event will any Indemnitee have any liability for any indirect, consequential, special or punitive damages in connection with or as a result of activities related to this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein.

(d) No Indemnitee shall be responsible or liable for damages arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission unless such damages are found by a final, non-appealable judgment by a court of competent jurisdiction to arise from the bad faith, gross negligence or willful misconduct of such Indemnitee.

(e) This Section 11.03 shall not apply to any Taxes, which shall be governed solely by Section 2.20, other than Taxes that represent losses, claims or damages arising from any non-Tax claim.

Section 11.04. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default each Lender and Issuing Bank is hereby authorized by each Credit Party at any time or from time to time, without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender or Issuing Bank to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender or Issuing Bank hereunder, the Letters of Credit and participations therein and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto, the Letters of Credit and participations therein or with any other Credit Document, irrespective of whether or not (i) such Lender or Issuing Bank shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Article 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured.

Section 11.05. Amendments and Waivers.

(a) Requisite Lenders’ Consent. Subject to the additional requirements of Sections 11.05(b) and 11.05(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement or any other Credit Document (i) to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or Issuing Bank, (ii) as provided in clause (d) or (e) of this Section 11.05 or (iii) to provide for any amendments as may be necessary or appropriate, in the opinion of Administrative Agent, to effect the provisions of Section 2.23.

Notwithstanding the foregoing, no amendment, modification, termination or waiver of any provision of Section 4.23 or the definition of “Blocked Person,” “Permitted License,” “Restricted Party,” “Sanctioned Country,” “Sanctions,” “Sanctions Authority,” or “Sanctions List” shall be effective without the written concurrence of the Requisite Lenders and the Administrative Agent.

(b) Affected Lenders’ Consent. Without the written consent of each Lender that would be directly affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

(i) extend the scheduled final maturity of any Loan or Note;

(ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

(iii) extend the stated expiration date of any Letter of Credit beyond the Revolving Commitment Termination Date;

(iv) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or any fee or any premium payable hereunder;

(v) extend the time for payment of any such interest or fees;

(vi) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit;

(vii) amend, modify, terminate or waive any provision of Section 2.13(b)(ii) (with respect to the reduction of the Revolving Commitments of each Lender proportionately to its Pro Rata Share), this Section 11.05(b), Section 11.05(c) or any other provision of this Agreement that expressly provides that the consent of all Lenders is required;

(viii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of “Requisite Lenders” or “Pro Rata Share” on substantially the same basis as the Term Loan Commitments, the Term Loans, the Revolving Commitments and the Revolving Loans are included on the Closing Date; provided, further that if such amendment affects only Lenders under the Term Loan or Lenders under the Revolving Loan, then with the consent of Lenders in the relevant Class;

(ix) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly permitted in the Credit Documents or subordinate the Obligations to any other obligations; or

(x) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document except as expressly permitted by Sections 6.07 and 6.08;

provided that for the avoidance of doubt, all Lenders shall be deemed directly affected thereby with respect to any amendment described in clauses (vii), (viii) (excluding the provisos thereof), (ix) and (x).

(c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

(i) increase any Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Revolving Commitment of any Lender;

(ii) amend, modify, terminate or waive any provision hereof relating to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender;

(iii) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.15 or Section 7.3 of the Pledge and Security Agreement without the consent of Lenders holding more than 50% of the aggregate Term Loan Exposure of all Lenders or Revolving Exposure of all Lenders, as applicable, of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered;

(iv) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.04(e) without the written consent of Administrative Agent and of Issuing Bank;

(v) amend, modify or waive this Agreement or the Pledge and Security Agreement so as to alter the ratable treatment of Obligations arising under the Credit Documents and Obligations arising under Secured Hedge Agreements or the definition of “Lender Counterparty,” “Secured Hedge Agreement,” “Obligations,” or “Secured Obligations” (as defined in any applicable Collateral Document) in each case in a manner adverse to any Lender Counterparty with Obligations then outstanding without the written consent of any such Lender Counterparty;

(vi) amend, modify or waive this Agreement or the Pledge and Security Agreement so as to alter the ratable treatment of Obligations arising under the Credit Documents and Obligations arising under Secured Treasury Services Agreements or the definition of “Treasury Services Provider,” “Secured Treasury Services Agreement,” “Obligations,” or “Secured Obligations” (as defined in any applicable Collateral Document) in each case in a manner adverse to any Treasury Services Provider with Obligations then outstanding without the written consent of any such Treasury Services Provider;

(vii) amend, modify, terminate or waive any provision of Article 10 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent;

(viii) amend, modify, terminate or waive any provision of Section 5.05, 5.10 or 5.11 or clause (iv) of Section 1(A) of Schedule 5.12 hereto with respect to the documentation and other requirements applicable to a Flood Hazard Property under applicable law without the written consent of each Lender directly affected thereby; or

(ix) amend, modify or waive any provision in Section 3.02 or waive any Default or Event of Default (or amend any Credit Document to effectively waive any Default or Event of Default) if the effect of such amendment, modification or waiver is that the Lenders with a Revolving Commitment shall be required to fund Revolving Loans when such Lenders would otherwise not be required to do so without the consent of Lenders holding at least a majority of the outstanding Revolving Commitments.

(d) Execution of Amendments, Etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.05 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

(e) Collateral. Without the consent of any other person, the applicable Credit Party or Credit Parties and Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment or waiver of any Credit Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interest therein comply with applicable law or to effect the release of any Collateral upon disposition thereof by the applicable Party or Parties to the extent the disposition thereof is not prohibited by the Credit Documents.

(f) Replacement of Non-Consenting Lenders. If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Credit Document that requires the consent of each Lender or each Lender directly affected thereby and that has been approved by the Requisite Lenders, Borrower may replace such non-consenting Lender in accordance with Section 2.22(b); provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by Borrower to be made pursuant to this paragraph).

Section 11.06. Successors and Assigns; Participations.

(a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. Except as permitted by Section 6.07, no Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of Administrative Agent and all Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders and other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Register. Borrower, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until recorded in the

Register following receipt of a fully executed Assignment Agreement effecting the assignment or transfer thereof, together with the required forms and certificates regarding tax matters and any fees payable in connection with such assignment, in each case, as provided in Section 11.06(d). Each assignment shall be recorded in the Register promptly following receipt by Administrative Agent of the fully executed Assignment Agreement and all other necessary documents and approvals, prompt notice thereof shall be provided to Borrower and a copy of such Assignment Agreement shall be maintained, as applicable. The date of such recordation of a transfer shall be referred to herein as the “Assignment Effective Date.” Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

(c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including all or a portion of its Commitment or Loans owing to it or other Obligations (provided, however, that pro rata assignments shall not be required and each assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any applicable Loan and any related Commitments):

(i) to any Person meeting the criteria of clause (i) of the definition of the term of “Eligible Assignee” upon the giving of notice to Borrower and Administrative Agent and, in the case of assignments of Revolving Loans or Revolving Commitments to any such Person (except in the case of assignments made by or to Morgan Stanley), consented to by each of Issuing Bank and Swing Line Lender (such consent not to be unreasonably withheld or delayed); and

(ii) to any Person meeting the criteria of clause (ii) of the definition of the term of “Eligible Assignee” consented to by each of Borrower, Administrative Agent and, in the case of assignments of Revolving Loans or Revolving Commitments to any such Person, Issuing Bank and Swing Line Lender (such consent not to be (x) unreasonably withheld or delayed or (y) in the case of Borrower, required at any time an Event of Default shall have occurred and then be continuing); provided, further that each such assignment pursuant to this Section 11.06(c)(ii) shall be in an aggregate amount of not less than (I) $5,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Revolving Commitments and Revolving Loans of the assigning Lender) with respect to the assignment of the Revolving Commitments and Revolving Loans and (II) $1,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Term Loan of the assigning Lender) with respect to the assignment of Term Loans.

(d) Mechanics. Assignments and assumptions of Loans and Commitments by Lenders shall be effected by manual execution and delivery to Administrative Agent of an Assignment Agreement. Assignments made pursuant to the foregoing provision shall be effective as of the Assignment Effective Date. In connection with all assignments there shall be delivered to Administrative Agent such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment

Agreement may be required to deliver pursuant to Section 2.20(f), together with payment to Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to Morgan Stanley or any Affiliate thereof or (z) in the case of an Assignee which is already a Lender or is an Affiliate or an Approved Fund of a Lender or a Person under common management with a Lender).

(e) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date or as of the Assignment Effective Date that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 11.06, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

(f) Effect of Assignment. Subject to the terms and conditions of this Section 11.06, as of the “Assignment Effective Date” (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent of its interest in the Loans and Commitments as reflected in the Register and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned to the assignee, relinquish its rights (other than any rights which survive the termination hereof under Section 11.08) and be released from its obligations hereunder (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto on the Assignment Effective Date; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); (iii) the Commitments shall be modified to reflect any Commitment of such assignee and any Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrower shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(g) Participations.

(i) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Borrower, any of its Subsidiaries or any of its Affiliates) in all or any part of its Commitments, Loans or in any other Obligation. Each Lender that sells a participation pursuant to this Section 11.06(g) shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it records the names and addresses of each participant and the principal amounts (and stated interest, if applicable) of each participant’s interest in the Commitments, Loans or in any other Obligation (each, a “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation with respect to the Loan, Commitment or Obligation, as the case may be, for all purposes of this Agreement, notwithstanding any notice to the contrary; provided, that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitment, Loan, other Obligation or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(ii) The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except that the participation agreement may provide that such holder’s consent is required for the Lender to approve any amendment, modification or waiver that would (A) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (B) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (C) release all or substantially all of the Collateral under the Collateral Documents or all or substantially all of the Guarantors from the Guaranty (in each case, except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating.

(iii) Borrower agrees that each participant shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 (subject to the requirements and limitations therein, including the requirements under Section 2.20(f), it being understood that the documentation required under Section 2.20(f) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraphs (c) and (d) of this Section; provided that such participant (A) agrees to be subject to the provisions of Sections 2.19 and 2.22 as if such participant were a Lender and had acquired its interest by assignment pursuant to paragraphs (c) and (d) of this Section and (B) shall not be entitled to receive any greater payments under Sections 2.19 and 2.20, with respect to any participation, than its participating Lender would have been entitled to receive. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 11.04 as though it were a Lender, provided such participant agrees to be subject to Section 2.17 as though it were a Lender. Each Lender that sells a participation agrees, at Borrower’s request and expense, to use reasonable efforts to cooperate with Borrower to effectuate the provisions of Section 2.22 with respect to any participant.

(h) Certain Other Assignments and Participations. In addition to any other assignment or participation permitted pursuant to this Section 11.06 any Lender may assign, pledge and/or grant a security interest in all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors and any operating circular issued by such Federal Reserve Bank; provided, that no Lender, as between Borrower and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge; provided further, that no such pledge or assignment shall substitute the applicable Federal Reserve Bank, pledgee or trustee for such Lender as a party hereto.

Section 11.07. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

Section 11.08. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 11.02, 11.03 and 11.04 and the agreements of Lenders set forth in Section 2.17, 10.03(b) and 10.06 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination hereof.

Section 11.09. No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Secured Hedge Agreements or Secured Treasury Services Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

Section 11.10. Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent, Issuing Bank or Lenders (or to Administrative Agent, on behalf of Lenders or Issuing Bank), or any Agent, Issuing Bank or Lender enforces any security interests or exercises any right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

Section 11.11. Severability. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11.12. Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

Section 11.13. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 11.14. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 11.15. CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY

OTHER CREDIT DOCUMENTS, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY A LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 11.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

Section 11.16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS

IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 11.17. Confidentiality. Each Agent (which term shall for the purposes of this Section 11.17 include the Arrangers), and each Lender (which term shall for the purposes of this Section 11.17 include Issuing Bank) shall hold all non-public information regarding Borrower and its Subsidiaries and their businesses identified as such by Borrower and obtained by such Agent or such Lender pursuant to the requirements hereof in accordance with such Agent’s and such Lender’s customary procedures for handling confidential information of such nature, it being understood and agreed by Borrower that, in any event, Administrative Agent may disclose such information to the Lenders and each Agent and each Lender may make (i) disclosures of such information to Affiliates of such Lender or Agent and to their respective agents and advisors (and to other Persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 11.17) on a need-to-know basis who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential, (ii) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to Borrower and its obligations (provided, such assignees, transferees, participants, counterparties and advisors are advised of and agree to be bound by either the provisions of this Section 11.17 or other provisions at least as restrictive as this Section 11.17), (iii) disclosures in connection with the exercise of any remedies hereunder or under any other Credit Document, (iv) disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal or judicial process; provided, unless prohibited by applicable law, rule or regulation or court order, each Lender and each Agent shall make reasonable efforts to notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information, (v) disclosures of information that becomes publicly available (other than by reason of disclosure by the Lenders or Agents in breach of this Section 11.17) or that is received from an unaffiliated third party that is not subject to a confidentiality agreement with Borrower and (vi) disclosures made with the consent of Borrower. In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar services providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Credit Documents. Notwithstanding anything to the contrary set forth herein, each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective Affiliates, and their and their respective Affiliates’ directors and employees to comply with applicable securities laws. For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective Affiliates.

Section 11.18. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower.

Section 11.19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 11.20. Effectiveness; Entire Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof.

Section 11.21. PATRIOT Act. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each

Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify such Credit Party in accordance with the PATRIOT Act.

Section 11.22. Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11.23. No Fiduciary Duty. Each Agent, each Arranger, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Credit Parties, their stockholders and/or their Affiliates. Each Credit Party agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Credit Party, its stockholders or its Affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Credit Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Credit Party, its stockholders or its Affiliates on other matters) or any other obligation to any Credit Party except the obligations expressly set forth in the Credit Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Credit Party, its management, stockholders, creditors or any other Person. Each Credit Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, in connection with such transaction or the process leading thereto.

Section 11.24. No Novation. The terms and conditions of the Existing Credit Agreement and the Schedules and Exhibits attached thereto are amended as set forth in, and restated in their entirety and superseded by, this Agreement and the revised, amended or amended and restated Schedules and Exhibits attached hereto. Nothing in this Agreement shall be deemed to be a novation of any of the Obligations as defined in the Existing Credit Agreement. Notwithstanding any provision of this Agreement or any other Credit Document or instrument executed in connection herewith, the execution and delivery of this Agreement and the incurrence of Obligations hereunder shall be in substitution for, but not in payment of, the Obligations owed by the Credit Parties under the Existing Credit Agreement. From and after the date hereof, each reference to the “Agreement”, “Credit Agreement” or other reference originally applicable to the Existing Credit Agreement contained in any Credit Document shall be a reference to this Agreement, as amended, supplemented, restated or otherwise modified from time to time.

[Remainder of page intentionally left blank]

APPENDIX A

TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Morgan Stanley Bank, N.A.	$70,000,000	15.56%
Barclays Bank PLC	$70,000,000	15.56%
Bank of America, N.A.	$70,000,000	15.56%
Fifth Third Bank	$65,000,000	14.44%
East West Bank	$50,000,000	11.11%
Silicon Valley Bank	$50,000,000	11.11%
SunTrust Bank	$50,000,000	11.11%
Credit Suisse AG, Cayman Islands Branch	$25,000,000	5.55%
Total	$450,000,000	100%

Appendix A-1

APPENDIX B

TO AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

Notice Addresses

CYPRESS SEMICONDUCTOR CORPORATION

198 Champion Ct.

San Jose, CA 95134

Attention: Neil Weiss, Senior Vice President and Treasurer

Facsimile: (408) 943-2796

E-mail: nhw@cypress.com

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent, Collateral Agent

and Swing Line Lender

Administrative Agent’s and Swing Line Lender’s Principal Office:

1 New York Plaza

New York, New York 10004

Tel: 917-260-0588

Fax: 212-507-6680

E-mail: Address: agency.borrowers@morganstanley.com

Collateral Agent’s Principal Office:

1300 Thames Street

Thames Street Wharf

4th Floor

Baltimore, MD 21231

Email: docs4loans@ms.com

Attention: Steven Delany

MORGAN STANLEY BANK, N.A.,

as Issuing Bank

Issuing Bank’s Principal Office:

1300 Thames Street

Thames Street Wharf

4th Floor

Baltimore, MD 21231

Tel: 443-627-4555:

Fax: 212-510-5070

Appendix B-1

Schedule 1.01

1. Letter of Credit number SVBSP000861 in the face amount of €500,000.00 for the benefit of Deutsche Bank AG issued by Silicon Valley Bank.

2. Letter of Credit number 2013021300 in the face amount of $150,000.00 for the benefit of Zurich American Insurance Co. issued by Morgan Stanley Bank, N.A.

Schedule 5.12

1. Closing Date Real Estate Assets. Each applicable Credit Party shall deliver to Collateral Agent the following with respect to the Material Real Estate Assets listed in Schedule 4.12 of the Disclosure Letter (each, a “Closing Date Mortgaged Property”):

A.	As to each Closing Date Mortgaged Property owned by Spansion LLC:

(i) fully executed and notarized Mortgages, in proper form for recording in all appropriate places in all applicable jurisdictions;

(ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which such Closing Date Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;

(iii) (A) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by one or more title companies reasonably satisfactory to Collateral Agent with respect to each such Closing Date Mortgaged Property (each, a “Title Policy”), in amounts not less than the fair market value of each such Closing Date Mortgaged Property, each in form and substance reasonably satisfactory to Collateral Agent and (B) evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Closing Date Mortgaged Property in the appropriate real estate records;

(iv) flood certifications with respect to all Closing Date Mortgaged Properties and evidence of flood insurance with respect to each Closing Date Mortgaged Property that is located in a community that participates in the National Flood Insurance Program and is located in a Special Flood Hazard Area (Zone A or V) identified by the Federal Emergency Management Agency (a “Flood Hazard Property”), in each case in compliance with any applicable regulations or other requirements of any Governmental Authority, in form and substance satisfactory to Collateral Agent; and

(v) ALTA surveys of all Closing Date Mortgaged Properties, certified to Collateral Agent and dated not earlier than thirty days prior to the Closing Date.

B.	As to each Closing Date Mortgaged Property owned by either Borrower or Cypress Semiconductor (Minnesota) Inc. (the “Existing Mortgaged Property”):

(i) fully executed and notarized amendments to the existing Mortgages securing the Existing Mortgaged Property pursuant to the Existing Credit Agreement reasonably satisfactory to Collateral Agent (the “Mortgage Amendments”), in proper form for recording in all appropriate places in all applicable jurisdictions;

(ii) Mortgage modification endorsement ALTA 11-06 (or such similar mortgage modification endorsement reasonably satisfactory to Collateral Agent) to the existing ALTA mortgagee title insurance policies insuring Collateral Agent with respect to each Existing Mortgaged Property (each, a “Title Policy Update”), and evidence satisfactory to Collateral Agent that such Credit Party has paid to the title company or to the appropriate governmental authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of each Title Policy Update and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage Amendments for each Existing Mortgaged Property in the appropriate real estate records; and

(iii) flood certifications with respect to all Existing Mortgaged Properties and evidence of flood insurance with respect to each Existing Mortgaged Property that is located in a community that participates in the National Flood Insurance Program and is located in a Special Flood Hazard Area (Zone A or V) identified by the Federal Emergency Management Agency (a “Flood Hazard Property”), in each case in compliance with any applicable regulations or other requirements of any Governmental Authority, in form and substance satisfactory to Collateral Agent.

Each such action described above shall be completed within 90 days following the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion).

2. Additional Material Real Estate Assets. The requirements set forth in Paragraph 1.A above in this Schedule 5.12 shall also apply to any additional Material Real Estate Asset that is required to be mortgaged after the Closing Date pursuant to Section 5.10. Such actions to be completed within ninety (90) days (or such longer period as the Collateral Agent may agree in its sole discretion) after the acquisition of, or completion of the renovation or addition to, the Real Estate Asset, as applicable.

3. Additional Flood Hazard Properties. If at any time Collateral Agent receives a notice from a Lender or a Credit Party or the Collateral Agent otherwise becomes aware that any mortgaged Material Real Estate Asset has become a Flood Hazard Property, Borrower shall promply provide Collateral Agent with evidence of flood insurance with respect to such Material Real Estate Asset in compliance with any applicable regulations or other requirements of any Governmental Authority and reasonably satisfactory to Collateral Agent.

4. Deposit Account Control Agreements. To the extent not previously delivered, each applicable Credit Party shall deliver to Collateral Agent fully executed Deposit Account Control Agreements (as defined in the Pledge and Security Agreement) for each of the accounts listed on Schedule 3.6 to the Pledge and Security Disclosure Letter (other than the Excluded Deposit Accounts) (each as defined in the Pledge and Security Agreement) under the heading “Deposit Accounts”.

Each such action described above shall be completed within 60 days following the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion).

5. Control Account Agreements. To the extent not previously delivered, each applicable Credit Party shall deliver to Collateral Agent fully executed Control Account Agreements (as defined in the Pledge and Security Agreement) for each of the accounts listed on Schedule 3.6 to the Pledge and Security Disclosure Letter (other than Excluded Control Accounts) (as defined in the Pledge and Security Agreement) under the heading “Securities Accounts”.

Each such action described above shall be completed within 60 days following the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion).

6. Spansion Inc. Stock Certificate and Stock Power. Borrower shall deliver to Collateral Agent an original stock certificate representing 100% of the shares of Spansion Inc. (which certificate shall identify Spansion Inc. as the issuer and Borrower as the holder), together with a stock power duly executed in blank or other instrument of transfer reasonably satisfactory to the Collateral Agent.

Each such action described above shall be completed within 10 Business Days following the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion).

7. Intercompany Note. Borrower shall deliver to Collateral Agent an original Intercompany Note, together with endorsements executed in blank reasonably satisfactory to the Collateral Agent.

Each such action described above shall be completed within 10 Business Days following the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion).

8. Insurance. To the extent not covered by certificates and endorsements that have been delivered in accordance with the Agreement, Collateral Agent shall have received a certificate from the applicable Credit Party’s insurance broker or other evidence reasonably satisfactory to it that all insurance required to be maintained pursuant to Section 5.05 is in full force and effect, together with endorsements naming Collateral Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.05.

Each such action described above shall be completed no later than April 30, 2015 (or such longer period as the Collateral Agent may agree in its sole discretion).

ANNEX IV

EXHIBITS TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A-1 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

FUNDING NOTICE

Reference is made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

Pursuant to Section [2.01][2.02][2.03] of the Credit Agreement, Borrower desires that Lenders make the following Loans to Borrower in accordance with the applicable terms and conditions of the Credit Agreement on [            ] (the “Credit Date”):

Term Loans

☐	Base Rate Loans:	$[ , , ]

☐	Eurodollar Rate Loans, with an initial Interest Period of month(s):	$[ , , ]

Revolving Loans

☐	Base Rate Loans:	$[ , , ]

☐	Eurodollar Rate Loans, with an initial Interest Period of month(s):	$[ , , ]

Swing Line Loans:		$[ , , ]

EXHIBIT A-1-1

Borrower hereby certifies that:

(i)	after making the Credit Extensions requested on the Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

(ii)	as of the Credit Date, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(iii)	as of the Credit Date, no event has occurred and is continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default.

[Remainder of page intentionally left blank]

EXHIBIT A-1-2

Date: [                    ]

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT A-1-3

EXHIBIT A-2 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

CONVERSION/CONTINUATION NOTICE

Reference is made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

Pursuant to Section 2.09 of the Credit Agreement, Borrower desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [                    ]:

1.	Term Loans:

$[ , , ]	Eurodollar Rate Loans to be continued with Interest Period of [ ] month(s)

$[ , , ]	Base Rate Loans to be converted to Eurodollar Rate Loans with Interest Period of [ ] month(s)

$[ , , ]	Eurodollar Rate Loans to be converted to Base Rate Loans

2.	Revolving Loans:

$[ , , ]	Eurodollar Rate Loans to be continued with Interest Period of [ ] month(s)

$[ , , ]	Base Rate Loans to be converted to Eurodollar Rate Loans with Interest Period of [ ] month(s)

$[ , , ]	Eurodollar Rate Loans to be converted to Base Rate Loans

Borrower hereby certifies that as of the date hereof, no Default or Event of Default has occurred and is continuing.

[Remainder of page intentionally left blank]

EXHIBIT A-2-1

Date: [                    ]

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT A-2-2

EXHIBIT A-3 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

ISSUANCE NOTICE

Reference is made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

Pursuant to Section 2.04 of the Credit Agreement, Borrower desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [            ] (the “Credit Date”) in an aggregate face amount of $[    ,    ,    ].

Attached hereto for each such Letter of Credit are the following:

(a) the stated amount of such Letter of Credit;

(b) the name and address of the beneficiary;

(c) the expiration date; and

(d) either (i) the verbatim text of such proposed Letter of Credit, or (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require Issuing Bank to make payment under such Letter of Credit.

Borrower hereby certifies that:

(i)	after issuing such Letter of Credit requested on the Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

EXHIBIT A-3-1

(ii)	as of the Credit Date, the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(iii)	as of the Credit Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default; and

(iv)	on or before the Credit Date, Administrative Agent has received all other information required by this Issuance Notice and the applicable Application.

[Remainder of page intentionally left blank]

EXHIBIT A-3-2

Date: [                    ]

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT A-3-3

EXHIBIT B-1 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

TERM LOAN NOTE

$[ , , ] [ ], 2015	[New York, New York]

FOR VALUE RECEIVED, CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns the principal amount of [DOLLARS] ($[    ,    ,    ]) in the installments referred to below.

Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

Borrower shall make scheduled principal payments on this Note as set forth in Section 2.12 of the Credit Agreement.

This Note is one of the “Term Loan Notes” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Borrower, each Agent, Collateral Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the

EXHIBIT B-1-1

failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment (if any) and to prepayment at the option of Borrower, each as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.06 OF THE CREDIT AGREEMENT.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

EXHIBIT B-1-2

Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

[Remainder of page intentionally left blank]

EXHIBIT B-1-3

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT B-1-4

TRANSACTIONS ON

TERM LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT B-1-5

EXHIBIT B-2 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

REVOLVING LOAN NOTE

$[ , , ] [ ], 2015	[New York, New York]

FOR VALUE RECEIVED, CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), promises to pay [NAME OF LENDER] (“Payee”) or its registered assigns, on or before [                    ], the lesser of (a) [DOLLARS] ($[    ,    ,    ]) and (b) the unpaid principal amount of all advances made by Payee to Borrower as Revolving Loans under the Credit Agreement referred to below.

Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

This Note is one of the “Revolving Loan Notes” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Borrower, each Agent, Collateral Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

EXHIBIT B-2-1

This Note is subject to mandatory prepayment and to prepayment at the option of Borrower, each as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.06 OF THE CREDIT AGREEMENT.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

EXHIBIT B-2-2

[Remainder of page intentionally left blank]

EXHIBIT B-2-3

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT B-2-4

TRANSACTIONS ON

REVOLVING LOAN NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT B-2-5

EXHIBIT B-3 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SWING LINE NOTE

$[ , , ] [ ], 2012	New York, New York

FOR VALUE RECEIVED, CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), promises to pay to Morgan Stanley Senior Funding, Inc., in its capacity as Swing Line Lender (“Payee”), on or before [                    ], the lesser of (a) [            ] Dollars ($[    ,    ,    ]) and (b) the unpaid principal amount of all advances made by Payee to Borrower as Swing Line Loans under the Credit Agreement referred to below.

Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

This Note is a “Swing Line Note” and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Borrower, each Agent, Collateral Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments

EXHIBIT B-3-1

previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrower hereunder with respect to payments of principal of or interest on this Note.

This Note is subject to mandatory prepayment and to prepayment at the option of Borrower, each as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.06 OF THE CREDIT AGREEMENT.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWER AND PAYEE HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

EXHIBIT B-3-2

Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

[Remainder of page intentionally left blank]

EXHIBIT B-3-3

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT B-3-4

TRANSACTIONS ON

SWING LINE NOTE

Date	Amount of Loan Made This Date	Amount of Principal Paid This Date	Outstanding Principal Balance This Date	Notation Made By

EXHIBIT B-3-5

EXHIBIT C TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

COMPLIANCE CERTIFICATE

[            ], 20[    ]

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.	I am the [title of a Financial Officer] of CYPRESS SEMICONDUCTOR CORPORATION (“Borrower”).

2.	I have reviewed the terms of that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Borrower and its Restricted Subsidiaries during the accounting period covered by the financial statements attached hereto as Annex A.

3.	The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event.

The foregoing certifications, together with the computations set forth in Annex B hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered on the date first above written pursuant to Section 5.01(d) of the Credit Agreement. The undersigned is making these certifications in his/her capacity as an officer of the Borrower and not in any individual capacity.

[Remainder of page intentionally left blank]

EXHIBIT C-1

IN WITNESS WHEREOF, the undersigned has hereunto set his/her name as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION

Name:
Title:	[Financial Officer]

EXHIBIT C-2

ANNEX A TO

COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS

EXHIBIT C-A-1

ANNEX B TO

COMPLIANCE CERTIFICATE

FOR THE FISCAL [QUARTER] [YEAR] ENDING [            ].

The information described herein is as of [             ], 20[    ].

1.	Fixed Charge Coverage Ratio: (a)/(b) =

	(a)	Consolidated Adjusted EBITDA for the four Fiscal Quarter Period then ending:	$[ , , ]

	(b)	Consolidated Fixed Charges for such four Fiscal Quarter Period:	$[ , , ]

		Actual:	. :1.00
		Required:	≥ 1.00:1.00

2.	Total Leverage Ratio: (a)/(b) =

	(a)	Consolidated Total Debt:	$[ , , ]

	(b)	Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on or most recently prior to such date:	$[ , , ]

		Actual:	. :1.00
		Required:	≤ [ . ][1]:1.00

3.	Consolidated Adjusted EBITDA: (a) + (b) – (c) =		$[ , , ]

	(a)	Consolidated Net Income determined for such period:	$[ , , ]

[1]	For each of the Fiscal Quarters in the years 2015 and 2016: 3.50 to 1.00; for the First Fiscal Quarter 2017 and each Fiscal Quarter thereafter: 3.00 to 1.00.

EXHIBIT C-B-1

(b)	in each case, only to the extent deducted in determining such Consolidated Net Income for such period (and in each case determined on a consolidated basis for Borrower and its Restricted Subsidiaries in accordance with GAAP) the sum of the following amounts for such period:	$[ , , ]

	(i) Consolidated Interest Expense, including, amortization of debt discount, debt issuance costs, commissions, discounts and other fees and charges associated with Indebtedness (including commitment and administrative fees and charges with respect to Indebtedness), plus expenses associated with the amortization of any debt discount or equity component of Convertible Notes:	$[ , , ]

	(ii) provision for taxes based on income, profits or capital, including federal, foreign and state income, franchise, and similar taxes based on income, profits or capital paid or accrued during such period (including in respect of repatriated funds):	$[ , , ]

	(iii) depreciation and amortization:	$[ , , ]

	(iv) losses (or minus any gains) realized upon the sale or other disposition of any asset that is not sold or disposed of in the ordinary course of business and any loss (or minus any gain) realized upon the sale or other disposition of any Equity Interest of any Person:	$[ , , ]

	(v) unusual, extraordinary or non-recurring, charges, expenses or losses:	$[ , , ]

	(vi) any losses from an early extinguishment of indebtedness:	$[ , , ]

(vii) all other non-cash charges, non-cash expenses or non-cash losses in such period (excluding any such
	item that is non-cash during such period but the subject of a cash payment in a prior or future period):	$[ , , ]

EXHIBIT C-B-2

(viii) non-cash compensation expenses from equity based compensation, including, without limitation, stock, options to purchase stock and stock appreciation rights issued to the management, employees or board members of Borrower:	$[ , , ]

(ix) any unrealized losses (or minus any unrealized gains) in respect of Hedge Agreements:	$[ , , ]

(x) transaction fees, costs and expenses related to (A) any issuance of Securities, (B) any disposition of divisions, lines of business (including the Securities of any Subsidiary and any Asset Sale), (C) any Permitted Acquisition, (D) any recapitalization or the incurrence, amendment, modification or repayment of Indebtedness and (E) the Spansion Merger (in each case of clauses (A) through (E), whether or not successful), including, without limitation all Transaction Costs:	$[ , , ]

(xi) restructuring and integration costs (which for the avoidance of doubt, shall include retention, severance, systems establishment costs, contract termination costs, including future lease commitments, and costs to consolidate facilities and relocate employees); provided that such amounts (other than any such restructuring and integration costs arising from the sale or disposition of the Specified Assets or the Spansion Merger) shall not exceed 7.5% of Consolidated Adjusted EBITDA for such period (before giving effect to such adjustment):	$[ , , ]

(xii) to the extent actually reimbursed, expenses incurred to the extent covered by indemnification provisions in any agreement in connection with any Permitted Acquisition or the Spansion Merger:	$[ , , ]

(xiii) operating expense reductions and other operating improvements or synergies reasonably expected to result from any acquisitions, divestitures, restructuring, cost savings initiatives and other similar initiatives taken after the Closing Date, provided that (i) such operating expense reductions, operating improvements or synergies are reasonably identifiable and factually supportable and (ii) such actions have been taken or are to be taken (in the good faith determinations by the Borrower

EXHIBIT C-B-3

		and evidenced by a certificate of a Financial Officer of the Borrower) within 12 months after such transaction or initiative is consummated or commenced; provided further that such amounts (other than any such restructuring and integration costs arising from the sale or disposition of the Specified Assets or the Spansion Merger) shall not exceed 7.5% of Consolidated Adjusted EBITDA for such period (before giving effect to such adjustment):	$[ , , ]

		(xiv) Insurance Loss Addbacks:	$[ , , ]

	(c)	The sum of (i) and (ii) below:	$[ , , ]

		(i) all non-cash items increasing Consolidated Net Income (excluding any such item that is non-cash during such period but the subject of a cash payment in a prior or future period):	$[ , , ]

		(ii) any Insurance Loss Deduction:	$[ , , ]

4.	Consolidated Net Income[2]: (a) - (b) =		$[ , , ]

	(a)	the aggregate net income (or loss) of Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in conformity with GAAP:	$[ , , ]

	(b)	the sum (without duplication) of (i) through (v) below:	$[ , , ]

		(i) the net income (or loss) of any Person that is not a wholly-owned Restricted Subsidiary, except to the extent that cash in an amount equal to any such income has actually been received by Borrower or (subject to clause (ii) below) any of its Restricted Subsidiaries:	$[ , , ]

[2]	In calculating the aggregate net income (or loss) of Borrower and its Restricted Subsidiaries on a consolidated basis, non-wholly owned Restricted Subsidiaries of Borrower will be treated as if accounted for under the equity method of accounting.

EXHIBIT C-B-4

		(ii) the net income (or loss) of any Restricted Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income would not have been permitted for the relevant period by charter or by any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary:	$[ , , ]

		(iii) any gains (or losses) attributable to Asset Sales:	$[ , , ]

		(iv) any unusual, extraordinary or non recurring gains (but not losses):	$[ , , ]

		(v) the cumulative effect of a change in accounting principles:	$[ , , ]

5.	Consolidated Interest Expense: (a) - (b) =		$[ , , ]

	(a)	total interest expense (including the interest component of Capital Leases determined in accordance with GAAP and capitalized interest) of Borrower and its Restricted Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit, and giving effect to any net payments under Interest Rate Agreements:	$[ , , ]

	(b)	the sum of (i) and (ii) below:	$[ , , ]

		(i) any amount not payable in Cash during the applicable period (including any such amounts attributable to original issue discount):	$[ , , ]

		(ii) any one time financing fees, including, without limitation, any amounts referred to in Section 2.11(d) or (e) of the Credit Agreement payable on or before the Closing Date:	$[ , , ]

EXHIBIT C-B-5

6.	Consolidated Fixed Charges: (a) + (b) + (c) + (d) + (e) =		$[ , , ][3]

	(a)	Consolidated Interest Expense for such period:	$[ , , ]

	(b)	scheduled amortization payments made during such period on account of principal of Indebtedness of the Borrower or any of its Restricted Subsidiaries (including scheduled amortization principal payments in respect of any Term Loans but excluding the Revolving Loans):	$[ , , ]

	(c)	income taxes paid in cash during such period:	$[ , , ]

	(d)	Consolidated Capital Expenditures paid in cash during such period (excluding the principal amount of Indebtedness incurred during such period to finance such expenditures, but including any repayments of such Indebtedness incurred during such period:	$[ , , ]

	(e)	Restricted Payments consisting of dividends or distributions to holders of Borrower’s common stock paid in cash during such period:	$[ , , ]

7.	Consolidated Capital Expenditures: (a) - (b) =		$[ , , ]

	(a)	the aggregate of all expenditures of Borrower and its Restricted Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items, reflected in the consolidated statement of cash flows of Borrower and its Restricted Subsidiaries:	$[ , , ]

	(b)	the sum of (i) through (v) below:	$[ , , ]

[3]	The sum should be calculated without duplication.

EXHIBIT C-B-6

		(i) any expenditures for the Spansion Merger and for Permitted Acquisitions permitted under Section 6.06 of the Credit Agreement:	$[ , , ]

		(ii) any expenditures to the extent financed with the proceeds of Asset Sales that are not applied to prepay Indebtedness:	$[ , , ]

		(iii) any expenditures made in connection with the replacement, substitution, restoration or repair of assets, to the extent financed with (x) insurance or warranty proceeds paid on account of the loss of or damage to the assets being replaced, restored or repaired or (y) awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced:	$[ , , ]

		(iv) the purchase price of equipment purchased during such period to the extent the consideration therefor consists of any combination of (A) used or surplus equipment traded in at the time of such purchase and (B) the proceeds of substantially concurrent sale of used or surplus equipment:	$[ , , ]

		(v) any expenditures in connection with restructuring and integration initiatives undertaken in respect of the Spansion Merger:	$[ , , ]

8.	Total Utilization of Revolving Commitments: (a) + (b) + (c) =		$[ , , ]

	(a)	the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied):	$[ , , ]

	(b)	the aggregate principal amount of all outstanding Swing Line Loans:	$[ , , ]

	(c)	the Letter of Credit Usage:	$[ , , ]

EXHIBIT C-B-7

EXHIBIT D TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

[Reserved]

EXHIBIT D-1

EXHIBIT E TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein (including in Annex 1 attached hereto) shall have the meanings given to them in the Credit Agreement identified below (as it may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters or credit and swingline loans) (the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee: a Lender/an	[and is a Lender/an affiliate of Approved Fund1]

3.	Borrower:	Cypress Semiconductor Corporation

4.	Administrative Agent:	Morgan Stanley Senior Funding, Inc., as the administrative agent under the Credit Agreement

[1]	Select if applicable

EXHIBIT E-1

5.	Credit Agreement:	Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015, by and among Cypress Semiconductor Corporation, a Delaware corporation, the guarantors from time to time party thereto, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank

6.	Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[3]
	$	$		%
	$	$		%
	$	$		%

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

7.	Notice and Wire Instructions:

	[NAME OF ASSIGNOR]	[NAME OF ASSIGNEE]

	Notices:	Notices:

	Attention:		Attention:
	Telecopier:		Telecopier:

[2]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Loan Commitment”, “Term Loan Commitment”, etc.)
[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

EXHIBIT E-2

with a copy to:	with a copy to:

Attention:	Attention:
Telecopier:	Telecopier:

Wire Instructions:	Wire Instructions:

EXHIBIT E-3

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

EXHIBIT E-4

Consented to:

[MORGAN STANLEY BANK, N.A., as Issuing Bank

By:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Swing Line Lender

By:
Title:	][4]

[MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Title:	][5]

[4]	To be added only if the Assigned Interest is a Revolving Loan or a Revolving Commitment.
[5]	To be added only if the consent of the Administrative Agent is required by Section 11.06 of the Credit Agreement.

EXHIBIT E-5

[CYPRESS SEMICONDUCTOR CORPORATION

By:
Title:	][6]

[6]	To be added only if the consent of the Borrower is required by Section 11.06 of the Credit Agreement.

EXHIBIT E-6

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1.	Representations and Warranties.

1.1	Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents, or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2	Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

EXHIBIT E-7

2.	Payments. All payments with respect to the Assigned Interests shall be made on the Effective Date as follows:

2.1	From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.

3.	General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment and the rights and obligations of the parties hereunder (including, without limitation, any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York.

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EXHIBIT E-8

EXHIBIT F TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

U.S. TAX CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank. Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT F-1

U.S TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT F-2

U.S TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank. Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT F-3-1

U.S TAX CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank. Capitalized terms used herein that are not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Credit Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrower and Administrative Agent and (2) the undersigned shall have at all times furnished Borrower and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20[ ]

EXHIBIT F-4-1

EXHIBIT G-1 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

CLOSING DATE CERTIFICATE

[            ], 2015

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1. I am the [                    ] of Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”).

2. I have reviewed the terms of Article 3 of the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank, and the definitions and provisions contained in such Credit Agreement relating thereto, and in my opinion I have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

3. Based upon my review and examination described in paragraph 2 above, I certify, on behalf of Borrower and not in my individual capacity, that as of the date hereof:

(i)	each Credit Party has obtained all Governmental Approvals and all consents of other Persons, in each case that are necessary to consummate the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect;

(ii)	there does not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or, to the knowledge of Borrower, threatened in writing in any court or before any arbitrator or Governmental Authority that, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

EXHIBIT G-1-1

(iii)	the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and

(iv)	no event has occurred and is continuing or would result from the consummation of any applicable Credit Extension that would constitute an Event of Default or a Default.

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EXHIBIT G-1-2

IN WITNESS WHEREOF, the undersigned has hereunto set his/her name as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION

Name:
Title:

EXHIBIT G-1-3

EXHIBIT G-2 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SOLVENCY CERTIFICATE

[            ], 2015

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1. I am the [title of a Financial Officer] of Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”).

2. Reference is made to that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

3. I have reviewed the Credit Agreement and other Credit Documents and the contents of this Solvency Certificate and, in connection herewith, have reviewed such other documentation and information and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4. Based upon my review and examination described in paragraph 3 above, I certify in my capacity as an officer of Borrower and not in any individual capacity that as of the date hereof, after giving effect to the transactions contemplated by the Credit Agreement and the other Credit Documents and the incurrence of all Indebtedness and Obligations being incurred in connection therewith, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are and will be Solvent.

[Remainder of page intentionally left blank]

EXHIBIT G-2-1

IN WITNESS WHEREOF, the undersigned has hereunto set his/her name as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION

Name:
Title:	[Financial Officer]

EXHIBIT G-2-2

EXHIBIT H TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated [                    ] (this “Counterpart Agreement”) is delivered pursuant to that certain Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Cypress Semiconductor Corporation, a Delaware corporation (“Borrower”), the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), Morgan Stanley Senior Funding, Inc., as administrative agent (together with its permitted successors in such capacity, “Administrative Agent”) and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

Section 1. Pursuant to Section 5.09 of the Credit Agreement, the undersigned hereby:

(a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c) agrees to irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Article 8 of the Credit Agreement.

EXHIBIT H-1

Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 11.01 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Counterpart Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS COUNTERPART AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

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EXHIBIT H-2

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]

Name:
Title:	[Authorized Officer]

Address for Notices:

Attention:
Telecopier

with a copy to:

Attention:
Telecopier

ACKNOWLEDGED AND ACCEPTED,

as of the date above first written:

MORGAN STANLEY SENIOR FUNDING, INC. as Administrative Agent

By:
Name:
Title:

EXHIBIT H-3

EXHIBIT I TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

PLEDGE AND SECURITY AGREEMENT

[Attached separately]

EXHIBIT I-1

EXHIBIT J TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

INTERCOMPANY NOTE

Dated: [            ]

FOR VALUE RECEIVED, each undersigned entity (collectively, the “Group Members” and each, a “Group Member”) that is a party to this intercompany promissory note (this “Promissory Note”) as a Payor (as defined below) promises to pay to the order of such other Group Member that makes loans to such Group Member (each Group Member which borrows money pursuant to this Promissory Note is referred to herein as a “Payor” and each Group Member which makes loans and advances pursuant to this Promissory Note is referred to herein as a “Payee”), on demand, in lawful money of the United States of America, in immediately available funds and at the appropriate office of the Payee, the aggregate unpaid principal amount of all loans and advances heretofore and hereafter made by such Payee to such Payor and any other Indebtedness for borrowed money now or hereafter owing by such Payor to such Payee as shown either on Schedule A attached hereto (and any continuation thereof) or in the books and records of such Payee. The failure to show any such Indebtedness or any error in showing such Indebtedness shall not affect the obligations of any Payor hereunder. Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among Cypress Semiconductor Corporation, a Delaware corporation, the guarantors from time to time party thereto, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent (together with its permitted successors in such capacity, “Collateral Agent”), the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank.

The unpaid principal amount hereof from time to time outstanding shall bear interest at a rate equal to the rate as may be agreed upon in writing from time to time by the Payor and the Payee. Interest shall be due and payable at such times and subject to such terms, including applicable interest rates, as may be agreed upon in writing from time to time by the Payor and the relevant Payee. The Payor, and any endorser of this Promissory Note hereby, waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

EXHIBIT J-1

This Promissory Note has been pledged by each Payee that is a Credit Party to the Collateral Agent, for the benefit of the Secured Parties, as security for such Payee’s obligations, if any, under the Credit Documents to which such Payee is a party. Each Payor acknowledges and agrees that the Collateral Agent and the other Secured Parties may exercise all the rights of each Payee that is a Credit Party under this Promissory Note and will not be subject to any abatement, reduction, recoupment, defense, setoff or counterclaim available to such Payor.

Each Payee agrees that any and all claims of such Payee against the Payor or any endorser of this Promissory Note, or against any of their respective properties, shall be subordinate and subject in right of payment to the Obligations until all of the Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements) have been paid in full in immediately available funds or have been cancelled, expired or cash collateralized and all Commitments have been terminated and no Letters of Credit are outstanding; provided, that the Payor may make payments to the applicable Payee so long as no Event of Default shall have occurred and be continuing; and provided, further, that all loans and advances made by a Payee pursuant to this Promissory Note shall be received by the Payor subject to the provisions of the Credit Documents. Notwithstanding any right of any Payee to ask, demand, sue for, take or receive any payment from the Payor, all rights and Liens of such Payee, whether now or hereafter arising and howsoever existing, in any property of the Payor (whether constituting part of the security or collateral given to any Secured Party to secure payment of all or any part of the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Secured Parties in such property. Except as expressly permitted by the Credit Documents, the Payees shall have no right to possession of any such property or to foreclose upon, or exercise any other remedy in respect of, any such property, whether by judicial action or otherwise, until all of the Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements) have been paid in full in immediately available funds or have been cancelled, expired or cash collateralized and all Commitments have been terminated and no Letters of Credit are outstanding.

EXHIBIT J-2

Except as expressly permitted by the Credit Documents, if all or any part of the property of the Payor, or the proceeds thereof, is subject to any distribution, division or application to the creditors of the Payor, whether partial or complete, voluntary or involuntary, by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other similar action or proceeding, or if the business of the Payor is dissolved or if all or substantially all of the property of the Payor is sold, then, and in any such event:

(a)	Any payment or distribution of any kind or character, whether in cash or other property which shall be payable or deliverable upon or with respect to any indebtedness of the Payor to any Payee (“Payor Indebtedness”) shall be paid or delivered directly to the Collateral Agent for application to any of the Obligations, due or to become due, until all of the Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements) have been paid in full in immediately available funds or have been cancelled, expired or cash collateralized and all Commitments have been terminated and no Letters of Credit are outstanding;

(b)	Each Payee irrevocably authorizes, empowers and appoints the Collateral Agent as such Payee’s attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of such Payee such proofs of claim and take such other action, in the Collateral Agent’s own name or in the name of such Payee or otherwise, as the Collateral Agent may deem necessary or advisable for the enforcement of this Promissory Note; and

(c)	Each Payee agrees to execute, verify, deliver and file any such proofs of claim in respect of the Payor Indebtedness reasonably requested by the Collateral Agent. The Collateral Agent may vote such proofs of claim in any such proceeding (and the Payee shall to be entitled to withdraw such vote), receive and collect any and all dividends or other payments or disbursements made on Payor Indebtedness in whatever form the same may be paid or issued and apply the same on account of any of the Obligations in accordance with the Credit Agreement.

Upon the occurrence and during the continuation of any Event of Default, should any payment, distribution, security or other investment property or instrument or any proceeds thereof be received by any Payee upon or with respect to Payor Indebtedness owing to such Payee prior to such time as the Obligations (other than contingent indemnification obligations for which no claim has been made and Obligations under or in respect of Secured Hedge Agreements) have been performed and paid in full in cash in immediately available funds and all commitments to extend credit under any Credit Document have expired or been terminated, such Payee shall receive and hold the same in trust, as trustee, for the benefit of the Secured Parties, and shall forthwith deliver the same to the Collateral Agent, for the benefit of the Secured Parties, in precisely the form received (except for the endorsement or assignment of such Payee where necessary or advisable in the

EXHIBIT J-3

Collateral Agent’s judgment), for application to any of the Obligations in accordance with the Credit Agreement and, until so delivered, the same shall be segregated from the other assets of such Payee and held in trust by such Payee as the property of the Collateral Agent, for the benefit of the Secured Parties. If such Payee fails to make any such endorsement or assignment to the Collateral Agent, the Collateral Agent or any of its officers, employees or representatives are hereby irrevocably authorized to make the same.

The Secured Parties shall be third party beneficiaries of the subordination provisions contained herein and shall be entitled to enforce such subordination provisions.

THIS PROMISSORY NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PROMISSORY NOTE (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

This Promissory Note may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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EXHIBIT J-4

IN WITNESS WHEREOF, the undersigned Payors have caused this Promissory Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

[PAYORS]

By:
Name:
Title:

EXHIBIT J-5

Schedule A to

Intercompany Note

TRANSACTIONS UNDER

INTERCOMPANY NOTE

Date	Name of Payee	Amount of Advance This Date	Amount of Principal Paid This Date	Outstanding Principal Balance from Payor to Payee This Date	Notation Made By

EXHIBIT J-6

Schedule B to

Intercompany Note

ENDORSEMENT

FOR VALUE RECEIVED, each of the undersigned does hereby sell, assign and transfer to                                          all of its right, title and interest in and to the Intercompany Note, dated                      (amended, amended and restated, supplemented, restated, replaced, refinanced or otherwise modified from time to time, the “Promissory Note”), made by the Payors signatory thereto, and payable to the undersigned. This endorsement is intended to be attached to the Promissory Note and, when so attached, shall constitute an endorsement thereof.

Dated:

[PAYEES – CREDIT PARTIES ONLY]

By:
Name:
Title:

EXHIBIT J-7

EXHIBIT K TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of [                 , 20    ] (this “Agreement”), by and among Cypress Semiconductor Corporation (“Borrower”), [NEW REVOLVING/TERM LOAN LENDERS] (each a “Lender” and collectively the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and as collateral agent, the other Agents from time to time party thereto and Morgan Stanley Bank, N.A., as Issuing Bank; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may request an increase to the existing Revolving Loan Commitments and/or request New Term Loan Commitments by entering into one or more Joinder Agreements with the New Revolving Loan Lenders and/or New Term Loan Lenders, as applicable.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents

EXHIBIT K-1

and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Lender hereby agrees to make its Commitment on the following terms and conditions1:

1.	Applicable Margin. The Applicable Margin for each Series [ ] New Term Loan shall mean, as of any date of determination, [ ]% per annum

2.	Principal Payments. Borrower shall make principal payments on the Series [ ] New Term Loans in installments on the dates and in the amounts set forth below:

(A) Payment Date	(B) Scheduled Repayment of Series [ ] New Term Loans
$
$
$
$
$
$
$
$
$
$
$
$
$
$

TOTAL	$

[1]	Insert completed items 1-7 as applicable, with respect to New Term Loans with such modifications as may be agreed to by the parties hereto to the extent consistent with Section 2.23 of the Credit Agreement.

EXHIBIT K-2

3.	Voluntary and Mandatory Prepayments. Scheduled installments of principal of the [Series [ ]] New Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the [Series [ ]] New Term Loans in accordance with Sections 2.12 and 2.14 of the Credit Agreement respectively.

4.	Prepayment Fees. Borrower agrees to pay to each [New Term Loan Lender] the following prepayment fees, if any: [ ].

[Insert other additional prepayment provisions with respect to New Term Loans]

5.	Other Fees. Borrower agrees to pay each [New Term Loan Lender] [New Revolving Lender] its Pro Rata Share of an aggregate fee equal to [ , ] on [ , ].

6.	Proposed Borrowing. This Agreement represents Borrower’s request to borrow [Series [ ] New Term Loans] from New Term Loan Lender as follows (the “Proposed Borrowing”):

a.	Business Day of Proposed Borrowing: ,

EXHIBIT K-3

b.	Amount of Proposed Borrowing[2]: $

c.	Interest rate option:	☐	a.	Base Rate Loan(s)

		☐	b.	Eurodollar Rate Loans with an initial Interest Period of month(s)

7.	[New Lenders. Each [New Term Loan Lender] [New Revolving Loan Lender] acknowledges and agrees that upon its execution of this Agreement [and the making of [New Term Loans] Series New Term Loans] that such [New Term Loan Lender] [New Revolving Loan Lender] shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.][3]

8.	Credit Agreement Governs. Except as set forth in this Agreement, [New Revolving Loans] [Series [ ] New Term Loans] shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

9.	Borrower’s Certifications. By its execution of this Agreement, Borrower hereby certifies that:

i.	both before and after giving effect to the Proposed Borrowing, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

ii.	the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that,

[2]	Pursuant to Credit Agreement Section 2.23(a), such amount may not be in excess of $250,000,000 in the aggregate and may not be less than $10,000,000 individually (or such lesser amount which shall be approved by Administrative Agent).
[3]	Insert bracketed language if the lending institution is not already a Lender.

EXHIBIT K-4

in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

iii.	no event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default;

iv.	Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article 7 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement after giving effect to the [New Revolving Loan Commitments] [New Term Loan Commitments]; and

v.	the pro forma Total Leverage Ratio as of the last day of the most recently ended Fiscal Quarter or Fiscal Year for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement after giving effect to the [New Revolving Loan Commitments] [New Term Loan Commitments] is less than 2.50 to 1.00.

10.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that Borrower shall deliver or cause to be delivered the following legal opinions and other documents, each as reasonably requested by Administrative Agent in connection with this Agreement: [ ].

11.	Eligible Assignee. By its execution of this Agreement, each [New Term Loan Lender] [New Revolving Loan Lender] represents and warrants that it is an Eligible Assignee.

12.	Notice. For purposes of the Credit Agreement, the initial notice address of each [New Term Loan Lender] [New Revolving Loan Lender] shall be as set forth below its signature below.

13.

Use of Proceeds. The proceeds of the [[Series [    ]] New Term Loans] [New Revolving Loans] shall be applied by Borrower for working capital and general corporate purposes of Borrower and its Restricted Subsidiaries, including Permitted Acquisitions and Restricted Payments permitted by the Credit Agreement. No portion of the proceeds of any Credit Extension shall

EXHIBIT K-5

be used in any manner that causes or could reasonably be expected to cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof or to violate the Exchange Act.

14.	Non-US Lenders. For each [New Revolving Loan Lender] [New Term Loan Lender] that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such [New Revolving Loan Lender] [New Term Loan Lender] may be required to deliver to Administrative Agent pursuant to subsection 2.20 of the Credit Agreement.

15.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the [Series [ ] New Term Loans] [New Revolving Loans] made by [New Term Loan Lenders] [New Revolving Loan Lenders] in the Register.

16.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

17.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

18.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

EXHIBIT K-6

19.	CONSENT TO JURISDICTION. THE TERMS AND PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

20.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

21.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

EXHIBIT K-7

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of [            ,         ].

[NAME OF LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

CYPRESS SEMICONDUCTOR CORPORATION

By:
Name:
Title:	[Authorized Officer]

EXHIBIT K-8

[Consented to by:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent and

Swing Line Lender

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.,

as Issuing Bank

By:
Name:
Title:	]

EXHIBIT K-9

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
[ ]	[New Term Loan Commitment] [New Revolving Loan Commitment]	$

Total:		$

EXHIBIT K-10

EXHIBIT L-1 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

Form of Application and Agreement for Irrevocable Standby Letter of Credit

TO: Morgan Stanley Bank, N.A. (“Bank”)

Fax: 212-507-5010

Phone: 443-627-4555

NOTE: To properly complete this document the “TAB” key must be used to navigate to and from all form fields.

Please type applications to ensure legibility and accuracy. Handwritten applications will not be accepted.

We reserve the right to return applications for clarification.

Date: mm/dd/yyyy
The undersigned Applicant hereby requests Bank to issue an Irrevocable Standby Letter of Credit (the “Credit”) substantially as set forth below. In issuing the Credit, Bank is expressly authorized to make such changes from the terms herein below set forth as it, in its sole discretion, may deem advisable.

Applicant (Full Name & Address):	Advising Bank (Designate name & address only if desired):
Cypress Semiconductor Corporation 198 Champion Court San Jose, California 95134
Beneficiary (Full Name & Address):	Amount in Figures: (All Credits must be in US $)

Contact: Telephone: Fax:	Amount in Words: Expiration Date: mm/dd/yyyy

Y ☐ or N ☐	Allow for partial draws on this Letter of Credit.

Y ☐ or N ☐

Expiry date to be automatically extendable “evergreen” every one year, with a 60 days notification for non-extension (i.e.: 60 days), with a final expiry date of mm/dd/yyyy. Please note expiration date cannot exceed one year; if no expiration date is specified it will be one year from issuance.

Y ☐ or N ☐	Allow this Letter of Credit to be transferrable.

Credit to be available for payment against Beneficiary’s draft(s) at sight drawn on Bank or its correspondent at Bank’s option accompanied by the following documents:

☐	A statement, issued on the letterhead of the Beneficiary, purportedly signed by an authorized individual, stating that (please state below wording to appear on the statement):

☐	Issue substantially in form of attached specimen.

EXHIBIT L-1-1

APPLICANT WARRANTS THAT NO TRANSACTION INVOLVED IN THIS

APPLICATION, IF ANY, IS IN VIOLATION OF U.S. TREASURY FOREIGN

ASSETS CONTROL REGULATIONS OR ANY APPLICABLE LAW.

Each Applicant signing below affirms that it has fully read and agrees to this Application and to Applicant’s letter of credit reimbursement agreement attached which is referred to as the “Continuing Letter of Credit Agreement.” In consideration of the Bank’s issuance of the Credit, the Applicant agrees to be bound by the Agreement set forth in this and in the attached Continuing Letter of Credit Agreement on the following pages (even if the following pages are not attached to the Application) delivered to the Bank. Documents may be forwarded to the Bank by the Beneficiary, or the negotiating bank, in one mail. Bank may forward documents to Applicant if specified above, in one mail. Applicant understands and agrees that this Credit will be subject to the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, Publication 600 or any subsequent version currently in effect and in use by Bank (“UCP”) or to the International Standby Practices of the International Chamber of Commerce, Publication 590 or any subsequent version currently in effect and in use by Bank (“ISP98”), at Bank’s discretion.

Name of Applicant: Cypress Semiconductor Corporation
Address: 198 Champion Court San Jose, California 95134
Customer Contact:	Email Address:
Authorized Signature (Title):	Authorized Signature (Title):
Phone Number: ( ) -

BANK USE ONLY
Approved (Authorized Signature): X			Date:
Approved (Print name and title):	City:	Phone #: ( ) -	Employee Email
We have interpreted this Standby Letter of Credit as a ☐ Financial obligation or a ☐ Performance obligation.
Other (please explain): For any questions regarding this transaction, please contact: ☐ Approver ☐ Applicant Directly ☐ Other Specify:

EXHIBIT L-1-2

EXHIBIT L-2 TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

FORM OF LETTER OF CREDIT

[Issue Date]

ISSUING BANK

Morgan Stanley Bank, N.A.

1300 Thames Street

Thames Street Wharf

4th Floor

Baltimore, MD 21231

Attention: Letter of Credit Department

Telephone: (443) 627-4555

Fax: (212) 507-5010

BENEFICIARY

Attention:
Telephone:
Fax:

Date of Expiration: [                    ] Expiration Date not to exceed one year

REF: IRREVOCABLE STANDBY LETTER OF CREDIT NO. [            ]

This Irrevocable Standby Letter of Credit (the “Letter of Credit”) is hereby issued in favor of [                    ] with a business address of [                    ] (hereinafter called “you” or the “Beneficiary”) for the account of Cypress Semiconductor Corporation with a business address of 198 Champion Court, San Jose, California 95134 (hereinafter called the “Applicant”) for an amount not to exceed in the aggregate USD[        ] (U.S. $        .    ) (the “Stated Amount”). This Letter of Credit is effective immediately and will expire on [                    ] (the “Expiration Date”). Expiration Date not to exceed one year.

We hereby engage with you that demands for payment made by presentation of the following document(s):

(a) Demand for payment of an amount available under this Letter of Credit in the form of Attachment A completed and signed by Beneficiary and (b) this Letter of Credit (including any amendments);

presented under and in compliance with the terms of this Letter of Credit will be duly honored if received by us on a Business Day at or before 3:00 p.m., New York time, on or before the

EXHIBIT L-2-1

Expiration Date specified above, at the specified address above (or such other office which may be designated by us in a written notice delivered to you at the above address), by physical or overnight delivery. If a demand for payment is made by you hereunder at or prior to 1:00 pm, New York City time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, on the third (3rd) Business Day following the date of receipt of such demand for payment; and if a demand is made by you hereunder after 1:00 pm, New York City time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, on the fourth (4th) Business Day following the date of receipt of such demand for payment. As used herein, the term “Business Day” means a day on which we are open in the State of New York to conduct our letter of credit business and on which banks are not authorized or required by law or executive order to close in the State of Maryland. Notwithstanding any provision to the contrary in ISP 98 (as hereinafter defined), if the Date of Expiration is not a Business Day then such date shall be automatically extended to the next succeeding date that is a Business Day.

Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by Beneficiary in the applicable drawing request and accompanying payment instructions. By paying to you or your account an amount demanded we make no representation as to the correctness of the amount demanded or the purpose therefore.

Partial payments or demands for payments are/are not permitted.

Upon the earlier to occur of (a) payment to you or to your account of the Stated Amount pursuant to your demand or (b) the expiration of this Letter of Credit, we shall be fully discharged of our obligations to you.

We may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

This Letter of Credit is not transferable and neither this Letter of Credit nor any rights under it may be assigned by Beneficiary.

This Letter of Credit sets forth in full terms of our undertaking and such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference any document or instrument.

All inquiries regarding this Letter of Credit and all correspondence and requests for drawings under this Letter of Credit should be directed to the Letter of Credit Department at the phone number or address referenced above, as applicable.

EXHIBIT L-2-2

To the extent not inconsistent with the express terms hereof, this Letter of Credit is subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 (the “ISP 98”). This Letter of Credit shall be deemed to be a contract made under the law of the State of New York and shall, as to matters not governed by ISP 98, be governed by and construed in accordance with the law of such State without regard to any conflicts of law provisions.

Yours faithfully,

MORGAN STANLEY BANK, N.A.

By:
Name:
Title:

EXHIBIT L-2-3

ATTACHMENT A (Demand for Sight Payment)

            ,

ISSUING BANK

Morgan Stanley Bank, N.A.

1300 Thames Street

Thames Street Wharf

4th Floor

Baltimore, MD 21231

Telephone: (443) 627-4555

Fax: (212) 507-5010

Attention: Letter of Credit Department

Re:	Morgan Stanley Bank, N.A. Irrevocable Standby Letter of Credit No. (Ref. No. [ ]) (“Letter of Credit”)

The undersigned Beneficiary demands payment of USD         AND     /100 DOLLARS (U.S. $        .    ) under the Letter of Credit.

Beneficiary represents, warrants, certifies and promises that Applicant is in default under that certain                     , dated             , 20     (the “Agreement”), between Applicant and Beneficiary, Beneficiary is entitled in accordance with the terms and conditions of the Agreement to draw the amount requested hereunder, the amount of this drawing remains due and owing under such Agreement, and any applicable notice periods and grace periods pertaining to such payment under the Agreement have expired.

Beneficiary further represents, warrants, certifies and promises that the proceeds from this demand under the Letter of Credit will be used to satisfy Applicant’s obligations under such Agreement to Beneficiary.

Payment should be made to the account and pursuant to the wire transfer instructions attached hereto.

This demand is made as of the date hereof.

Yours faithfully,

By:
Name:
Title:

Attachments: Beneficiary’s Wiring Instructions

EXHIBIT L-2-4

ANNEX V

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

EXECUTION VERSION

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

dated March 12, 2015

by and among

CYPRESS SEMICONDUCTOR CORPORATION

The GRANTORS Referred to Herein

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Collateral Agent

i

EXHIBITS

EXHIBIT A	FORM OF CONTROL ACCOUNT AGREEMENT
EXHIBIT B	FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT
EXHIBIT C	FORM OF SECURITY SUPPLEMENT
EXHIBIT D	FORM OF JOINDER AGREEMENT
EXHIBIT E	FINANCING STATEMENTS
EXHIBIT F-1	FORM OF PATENT SECURITY AGREEMENT
EXHIBIT F-2	FORM OF TRADEMARK SECURITY AGREEMENT
EXHIBIT F-3	FORM OF COPYRIGHT SECURITY AGREEMENT

ii

This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of March 12, 2015 (as further amended and/or restated, supplemented, or otherwise modified from time to time, this “Agreement”), among CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Borrower”), each of the other entities that are signatories hereto as a “Grantor” (collectively, with the Borrower and any Additional Grantors (as defined herein), the “Grantors”, and each a “Grantor”) and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties (herein in such capacity, the “Collateral Agent”).

RECITALS

1.	The BORROWER, the GUARANTORS (as defined therein), the LENDERS from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), the other AGENTS (as defined therein) party thereto, MORGAN STANLEY BANK, N.A., as Issuing Bank, and the COLLATERAL AGENT have entered into an Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

2.	The Credit Agreement requires each Grantor to deliver a duly executed copy of this Agreement as a condition precedent to the initial extensions of credit thereunder.

In consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, each Grantor and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective permitted successors, assigns and novatees), hereby agree as follows:

SECTION 1

DEFINITIONS; RULES OF INTERPRETATION

Section 1.1	Definition of Terms Used Herein

Unless the context otherwise requires, all capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement.

Section 1.2	UCC

Terms used herein that are defined in the UCC but not defined herein have the meanings given to them in the UCC (and if defined in more than one Article of the UCC, shall have the meaning given in Article 8 or 9 thereof), including the following which are capitalized herein:

Account Debtor

Account

Certificate of Title

Certificated Security

Chattel Paper

Commercial Tort Claim

Commodity Account

Commodity Contract

Commodity Intermediary

Deposit Account

Document

Electronic Chattel Paper

Equipment

Fixtures

General Intangible

Goods

Instrument

Inventory

Investment Property

Jurisdiction of Organization

Letter-of-Credit Right

Money

Payment Intangible

Proceeds

Record

Securities Account

Securities Intermediary

Security

Security Entitlement

Supporting Obligation

Tangible Chattel Paper

Uncertificated Security

Section 1.3	General Definitions In this Agreement:

“Accounts Receivable” means (a) all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account,

2

Chattel Paper, Instrument, General Intangible or Investment Property, together with all right, title and interest, if any, in any goods or other property giving rise to such right to payment, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, Liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired, and all Collateral Support and Supporting Obligations related to the foregoing and (b) rights to receive amounts payable under the following:

(i)	any and all rights to license products retained by any Grantor;

(ii)	all sales, leases or licenses of any other goods or products or the rendering of any other services and all collateral security and guaranties of any kind given by any person with respect to any of the foregoing;

(iii)	any and all tax refunds and tax refund claims; and

(iv)	all money, reserves and property relating to any of the foregoing whether now or at any time hereafter in the possession or under the control of any Grantor or any agent or custodian for any Grantor.

“Additional Grantor” has the meaning assigned to such term in Section 5.2.

“Agreement” has the meaning assigned to such term in the Preamble.

“Cash Collateral Account” means any Deposit Account or Securities Account established by the Collateral Agent in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided herein.

“Collateral” has the meaning assigned to such term in Section 2.1, subject to the limitations set forth in Section 2.2.

“Collateral Agent” has the meaning assigned to such term in the Preamble.

“Collateral Support” means all property (real or personal) collaterally assigned, hypothecated or otherwise securing any Collateral and includes any security agreement or other agreement granting a Lien in such real or personal property.

“Contracts” means all contracts, leases and other agreements entered into by any Grantor.

3

“Control Account” means a Securities Account or a Commodity Account maintained by any Grantor with a Securities Intermediary or Commodity Intermediary which account is the subject of an effective Control Account Agreement, and includes all financial assets held therein and all certificates and Instruments, if any, representing or evidencing such Control Account.

“Control Account Agreement” means a control account agreement substantially in the form of Exhibit A to this Agreement (with such changes as may be agreed to by the Collateral Agent in its sole discretion) or in another form approved by the Collateral Agent in its sole discretion (such approval not to be unreasonably withheld or delayed), executed by any Grantor and the Collateral Agent and acknowledged and agreed to by the relevant Securities Intermediary or Commodity Intermediary.

“Copyright Licenses” means any and all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether a Grantor is licensee or licensor thereunder) and all renewals and extensions thereof and all rights of any Grantor under any such agreements, including without limitation the agreements referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” means (i) all United States and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, protected designs within the meaning of 17 U.S.C. § 1301 et seq. and community designs), and all mask works fixed in semiconductor chip products (as defined in 17 U.S.C. § 901(a)(1)), whether statutory or common law, whether registered or unregistered and whether published or unpublished, as well as all moral rights, reversionary interests, and termination rights, now or hereafter in force throughout the world, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter (if any) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for past, present and future infringements, dilutions, misappropriations, or other violations of any of the foregoing, and (iv) all Proceeds of the foregoing, including, without limitation, licenses, royalties, fees, income, payments, claims, damages and proceeds of suit, and (v) all other rights and privileges of any kind accruing thereunder or pertaining thereto throughout the world.

“Credit Agreement” has the meaning assigned to such term in the Recitals.

“Deposit Account Control Agreement” means a deposit account control agreement substantially in the form of Exhibit B to this Agreement (with such changes as may be agreed to by the Collateral Agent in its sole discretion) or in another form approved by the Collateral Agent (such approval not to be unreasonably withheld or delayed), executed by any Grantor and the Collateral Agent and acknowledged and agreed to by the relevant depositary institution.

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“Dividends” means, in relation to any Stock, all present and future: (a) dividends and distributions of any kind and any other sum received or receivable in respect of such Stock, (b) rights, shares, money or other assets accruing or offered by way of redemption, substitution, exchange, bonus, option, preference or otherwise in respect of such Stock, (c) allotments, offers and rights accruing or offered in respect of such Stock and (d) other rights and assets attaching to, deriving from or exercisable by virtue of the ownership of, such Stock.

“Excluded Assets” means, collectively, (a) motor vehicles and other equipment for which to Certificates of Title have been issued, (b) Letter-of-Credit Rights not constituting Supporting Obligations, (c) all leasehold interests in real property (other than fixtures) and all fee interests in real property (other than fixtures) with a fair market value of less than $10,000,000, (d) (i) any asset or property right of Grantor of any nature if the grant of such security interest shall constitute or result in (A) the abandonment, invalidation or unenforceability of such asset or property right or such Grantor’s loss of use of such asset or property right or (B) a breach, termination or default under any lease, license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity) to which such Grantor is party and (ii) any asset or property right of Grantor of any nature to the extent that any applicable law or regulation prohibits the creation of a security interest thereon (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided that in any event, immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Excluded Assets” shall not include all such rights and interests, (e) Equity Interests in any person other than a wholly owned Subsidiary to the extent the pledge of such Equity Interests is not permitted by the terms of such person’s Organizational Documents or any joint venture documents, (f) any Stock, Partnership interest or membership interest which is specifically excluded from the definition of Pledged Stock, Pledged Partnership Interests, or Pledged LLC Interests by virtue of the proviso to the respective definition thereof, (g) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (h) any Commercial Tort Claims, (i) the Equity Interests in any Immaterial Subsidiary or Unrestricted Subsidiary and (j) any tangible or intangible assets of a Grantor as to which the cost of obtaining a security interest therein is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby, as reasonably determined by the Collateral Agent, in consultation with the Borrower.

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“Excluded Deposit Account” means any Deposit Account (a) used exclusively for payroll, payroll taxes or other employee wage and benefit payments, (b) that at the end of any given Business Day contains a balance of zero due to automatic transfers of amounts held in such Deposit Account into other Deposit Accounts subject to a Deposit Account Control Agreement or (c) having an average monthly credit balance equal to or less than $5,000,000 individually; provided that the aggregate balance in all such accounts described in this clause (c), when taken together with the aggregate balance in all Excluded Control Accounts, shall not exceed $25,000,000.

“Excluded Control Account” means any Control Account having an average monthly credit balance equal to or less than $5,000,000 individually; provided that the aggregate balance in all such accounts, when taken together with the aggregate balance in all Excluded Deposit Accounts described in clause (c) of the definition thereof, shall not exceed $25,000,000.

“Grantor” has the meaning assigned to such term in the Preamble.

“Insurance” means all contracts and policies of insurance of any kind now or in the future taken out by or on behalf of any Grantor or (to the extent of such Grantor’s interest) in which it now or in the future has an interest.

“Intellectual Property” means, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses, intangible rights in software and databases not otherwise included in the foregoing, and the right to sue at law or in equity or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Registry” means the United States Patent and Trademark Office, the United States Copyright Office, any state intellectual property registry, or any foreign counterpart of any of the foregoing.

“Intellectual Property Security Agreement” has the meaning assigned to such term in Section 4.8(a).

“Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit D to this Agreement, executed by an Additional Grantor and delivered to the Collateral Agent.

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“LLC” means (a) as of the date of this Agreement, any limited liability company in which any Grantor has an interest, including, without limitation, any limited liability company set forth on Schedule 3.6 to the Pledge and Security Disclosure Letter and (b) any limited liability company in which any Grantor acquires an interest after the date of this Agreement (as such schedule may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement).

“LLC Agreement” means the limited liability company agreement or such analogous agreement governing the operation of any LLC.

“Partnership” means (a) as of the date of this Agreement, any partnership in which any Grantor has an interest, including, without limitation, any partnership set forth on Schedule 3.6 to the Pledge and Security Disclosure Letter and (b) any partnership in which any Grantor acquires an interest after the date of this Agreement (as such schedule may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement).

“Partnership Agreement” means the partnership agreement of any Partnership or such analogous agreement governing the operation of any Partnership.

“Patent Licenses” means all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether the relevant Grantor is licensee or licensor thereunder) and all extensions and renewals thereof and all rights of any Grantor under any such agreements, including without limitation the agreements referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter under the heading “Patent Licenses” (as such schedule may be amended from time to time).

“Patents” means all United States and foreign patents, certificates of invention or similar industrial property right, and applications for any of the foregoing, throughout the world, including, without limitation: (i) each patent and patent application referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter (if any) under the heading “Patents” (as such schedule may be amended from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, (iii) the right to sue or otherwise recover for past, present and future infringements, misappropriations, dilutions or other violations of any of the foregoing, (iv) all Proceeds of the foregoing, including licenses, royalties, fees, income, payments, claims, damages and proceeds of suit, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge and Security Disclosure Letter” means the disclosure letter, dated as of the date hereof, as amended or supplemented from time to time by Borrower with the written consent of the Collateral Agent and, if required by the Credit Documents, the Required Lenders (or as supplemented by Borrower without such consent pursuant to the terms of this Agreement), delivered by Borrower to the Collateral Agent for its benefit and the benefit of the Secured Parties.

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“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor to the extent that the same constitutes Collateral (subject to Section 2.2 hereof), all certificates or other instruments representing any of the foregoing, all Security Entitlements of any Grantor in respect of any of the foregoing and all Dividends, interest distributions, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Pledged Collateral may be General Intangibles, Investment Property, Instruments or any other category of Collateral.

“Pledged LLC Interests” means all of any Grantor’s right, title and interest as a member of any LLC and all of such Grantor’s right, title and interest in, to and under any LLC Agreement to which it is a party, to the extent that the same constitutes Collateral (subject to Section 2.2 hereof); provided that “Pledged LLC Interests” shall not include voting membership interests of any LLC that is a Foreign Subsidiary having more than 66% of the total combined voting power of all classes of voting membership interests of such LLC.

“Pledged Notes” means all of any Grantor’s right, title and interest in each Instrument evidencing Indebtedness with an outstanding principal balance of $250,000 or more owed to such Grantor, and all cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Partnership Interests” means all of any Grantor’s right, title and interest as a limited and/or general partner in any Partnership and all of such Grantor’s right, title and interest in, to and under any Partnership Agreement to which it is a party to the extent that the same constitutes Collateral (subject to Section 2.2 hereof); provided that “Pledged Partnership Interests” shall not include voting Partnership interests of any Partnership that is a Foreign Subsidiary having more than 66% of the total combined voting power of all classes of voting Partnership interests of such Partnership.

“Pledged Stock” means (a) as of the date of this Agreement, any shares of Stock in which any Grantor has an interest, including, without limitation, the shares of Stock listed on Schedule 3.6 to the Pledge and Security Disclosure Letter (as such schedule may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement) and (b) any shares of Stock in which any Grantor acquires an interest after the date of this Agreement, in each case to the extent that the same constitutes Collateral (subject to Section 2.2 hereof); provided that Pledged Stock shall not include voting Stock of any Foreign Subsidiary having more than 66% of the total combined voting power of all classes of voting Stock of such Foreign Subsidiary.

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“Secured Obligations” has the meaning assigned to such term in Section 2.1.

“Secured Parties” means, collectively, (a) each Agent, each Lender, the Issuing Bank and each Indemnitee, (b) each Lender Counterparty (i) on the Closing Date, in the case of a Hedging Agreement existing on the Closing Date, or (ii) at the date of entering into such Hedging Agreement, in the case of a Hedging Agreement entered into after the Closing Date, (c) each Treasury Service Provider (i) on the Closing Date, in the case of a Treasury Services Agreement existing on the Closing Date, or (ii) at the date of entering into such Treasury Services Agreement, in the case of a Treasury Services Agreement entered into after the Closing Date, and (d) the permitted successors, assigns and novatees of each of the foregoing.

“Security Interest” means, collectively, the continuing security interests in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties pursuant to Section 2.1.

“Security Supplement” means any supplement to this Agreement in substantially the form of Exhibit C, executed by an Authorized Officer of the applicable Grantor.

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock) of or in a corporation, whether voting or non-voting and all rights to subscribe for, purchase or otherwise acquire any of the foregoing.

“Trade Secret Licenses” means any and all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to Trade Secrets (whether the relevant Grantor is licensee or licensor thereunder) and all extensions and renewals thereof and all rights of any Grantor under any such agreements, including without limitation the agreements referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how and processes, designs, inventions, technology, and compilations, data, databases, and computer programs (whether in source code, object code, or other form) and all documentation (including without limitation user manuals and training materials) related thereto, and proprietary methodologies, algorithms, and information, and any other intangible rights, to the extent not covered by the definitions of Patents, Trademarks and Copyrights, now or hereafter owned or used in, or held for use in, the business of any Grantor, whether or not reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to the foregoing, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for past, present and future infringements, misappropriations, and other violations thereof, (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, fees, income, payments, claims, damages and proceeds of suit, and (iii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

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“Trademark Licenses” means any and all agreements, licenses and covenants (whether or not in writing) providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether the relevant Grantor is licensee or licensor thereunder) and any and all extensions and renewals thereof and all rights of any Grantor under any such agreement, including without limitation the agreements referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” means all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade dress, service marks, certification marks, collective marks and logos, words, terms, names, symbols, designs any other source or business identifiers, and general intangibles of a like nature, all registrations and applications for any of the foregoing, whether registered or unregistered, and whether established or registered in an Intellectual Property Registry in any country or any political subdivision thereof, and with respect to any and all of the foregoing: (i) all common law rights related thereto, (ii) the trademark registrations and applications referred to in Schedule 3.7 to the Pledge and Security Disclosure Letter (if any) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (iii) all extensions, continuations, reissues or renewals of any of the foregoing, (iv) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (v) the right to sue or otherwise recover for past, present and future infringements, misappropriations, dilutions or other violations of any of the foregoing or for any injury to goodwill, (vi) all Proceeds of the foregoing, including, without limitation, licenses, royalties, fees, income, payments, claims, damages and proceeds of suit, and (vii) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” means the Uniform Commercial Code enacted in the State of New York, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of, or remedies with respect to a security interest is governed by the Uniform Commercial Code or other personal property security laws of any jurisdiction other than New York, “UCC” means the Uniform Commercial Code or other personal property security laws as in effect in such other jurisdiction solely for the purposes of the provisions hereof relating to such perfection, priority or remedies and for the definitions related to such provisions.

Section 1.4	Rules of Interpretation

The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement; provided that, unless the context requires otherwise, all references herein to Sections and Exhibits shall be construed to refer to Sections of, and Exhibits to, this Agreement. Unless otherwise specified, the Exhibits to this Agreement, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, are incorporated herein by reference. Other than Section 1.4 hereof, if any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit

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Agreement shall govern. If any conflict or inconsistency exists between this Agreement and any Credit Document other than the Credit Agreement, this Agreement shall govern. All references herein to provisions of the UCC include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2

GRANT OF SECURITY

Section 2.1	Grant of Security

As security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Obligations at any time owed or owing to the Secured Parties (or any of them) (collectively, the “Secured Obligations”), each Grantor hereby pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Contracts;

(d)	all Documents;

(e)	all General Intangibles, including without limitation all Intellectual Property owned by such Grantor and that portion of the Pledged Collateral constituting General Intangibles;

(f)	all Goods whether tangible or intangible, wherever located, including without limitation all Inventory, Equipment, Fixtures, and Money;

(g)	all Instruments, including without limitation that portion of the Pledged Collateral constituting Instruments;

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(h)	all cash and Deposit Accounts, including without limitation all Cash Collateral Accounts constituting Deposit Accounts;

(i)	all Insurance;

(j)	all Investment Property, including without limitation all Control Accounts, all Cash Collateral Accounts constituting Investment Property and that portion of the Pledged Collateral constituting Investment Property;

(k)	all Accounts Receivable;

(l)	all Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests;

(m)	all books and Records;

(n)	all Money or other property of any kind which is received by such Grantor in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Grantor or any of its property or income;

(o)	all causes of action and all Money and other property of any kind received therefrom, and all Money and other property of any kind recovered by any Grantor;

(p)	all Collateral Support and Supporting Obligations relating to any of the foregoing; and

(q)	all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of or in respect of any of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to the foregoing.

Section 2.2	Certain Exclusions

Notwithstanding anything herein to the contrary, in no event shall the term “Collateral” include, and no Grantor shall be deemed to have granted a Security Interest in, any of its right, title or interest in any Excluded Assets (but only for so long as such property shall constitute Excluded Assets); provided that, in any event, the Pledged Stock, Pledged Partnership Interests, and Pledged LLC Interests identified on Schedule 3.6 to the Pledge and Security Disclosure Letter hereof shall constitute “Collateral”.

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Section 2.3	Certain Limitations

Unless an Event of Default has occurred and is continuing, subject to the express provisions of this Agreement and the other Credit Documents, each Grantor shall be entitled to deal with its Intellectual Property in the ordinary course of business and, if the Security Interest restricts any Grantor from any such dealings, it shall notify the Collateral Agent and the Collateral Agent may determine, in its reasonable discretion, to release the Security Interest to the extent necessary to eliminate such restrictions.

Section 2.4	Grantors Remain Liable

(a)	Anything contained herein to the contrary notwithstanding, subject to the terms of the Credit Agreement:

(i)	each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(ii)	the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any contracts and agreements included in the Collateral; and

(iii)	neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b)	Neither the Collateral Agent nor any other Secured Party nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any contracts and agreements included in the Collateral unless the Collateral Agent, such other Secured Party or such purchaser, as the case may be, otherwise expressly agrees in writing to assume any or all of said obligations.

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SECTION 3

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties, on and as of the Closing Date, that:

Section 3.1	Title

Such Grantor owns the Collateral purported to be owned by it free and clear of any and all Liens, other than Permitted Liens. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any Intellectual Property Registry in any jurisdiction or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for (x) filings with respect to Permitted Liens, (y) filings with respect to Asset Sales permitted under Section 6.08 of the Credit Agreement or transactions not constituting Asset Sales pursuant to the definition of Asset Sale and (z) any financing statement or analogous document, assignment, security agreement or similar instrument or Record evidencing Liens being terminated on or prior to the date hereof.

Section 3.2	Names, Locations

(a)	Schedule 3.2 to the Pledge and Security Disclosure Letter sets forth with respect to such Grantor under the heading “Names”, (i) its exact legal name, as such name appears in the public record of its Jurisdiction of Organization which shows such Grantor to have been organized, (ii) each other legal name that such Grantor has had in the past five years, together with the date of the relevant change (if applicable), (iii) the United States federal employer identification number of such Grantor (if any) and (iv) the jurisdiction of organization of such Grantor and its organizational identification number or statement that such Grantor has no such number.

(b)	Schedule 3.2 to the Pledge and Security Disclosure Letter sets forth with respect to such Grantor under the heading “Locations”, the chief executive office and “location” (within the meaning of Section 9-307 of the UCC) of such Grantor. Except as set forth on Schedule 3.2 to the Pledge and Security Disclosure Letter under the heading “Changes in Jurisdiction of Organization, Chief Executive Office, ‘Location’ Under Section 9-307 of the UCC, Identity or Organizational Structure”, such Grantor has not changed its jurisdiction of organization, chief executive office or other such “location” in the past five years.

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(c)	Schedule 3.2 to the Pledge and Security Disclosure Letter sets forth with respect to such Grantor under the heading “Third Parties Holding Collateral”, the names and addresses of all persons other than such Grantor or the Collateral Agent that have actual possession of any of the Collateral of such Grantor having a book value greater than $1,000,000 individually or $5,000,000 in the aggregate at any time.

(d)	Except as set forth on Schedule 3.2 to the Pledge and Security Disclosure Letter under the heading “Changes in Jurisdiction of Organization, Chief Executive Office, “Location” Under Section 9-307 of the UCC, Identity or Organizational Structure”, such Grantor has not changed its identity or organizational structure in any way in the past five years. Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the form or jurisdiction of organization of such Grantor. If any such change has occurred, Schedule 3.2 to the Pledge and Security Disclosure Letter sets forth the date of such change and the exact legal name of each acquiree or constituent party to a merger or consolidation.

Section 3.3	Filings, Consents

Attached hereto as Exhibit E are copies of all UCC financing statements required to be filed in each relevant jurisdiction in respect of the grant of Security Interest herein. Such financing statements are all of the filings that are necessary to perfect a Security Interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by the filing of a UCC-1.

Section 3.4	Security Interests

The Security Interest constitutes legal and valid security interests in all Collateral that is subject to Article 8 or Article 9 of the UCC securing the payment and performance of the Secured Obligations. Subject to the completion of the filings described in Section 3.3 and to value being given, the Security Interest is, and shall be, a validly created and perfected security interest in all Collateral in which a security interest may be perfected by filing of a financing statement in the United States pursuant to the UCC, prior to any other Lien on any of the Collateral, other than Permitted Liens that have priority as a matter of law.

Section 3.5	Accounts Receivable

No Account Receivable constituting Collateral of an amount greater than $1,000,000 individually and $5,000,000 in the aggregate is evidenced by, or constitutes an Instrument or Chattel Paper that has not been delivered to, or otherwise subjected to the control (within the meaning of Section 9-105 of the UCC) of, the Collateral Agent to the extent required by, and in accordance with, Section 4.6.

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Section 3.6	Pledged Collateral, Deposit Accounts

(a)	Schedule 3.6 to the Pledge and Security Disclosure Letter sets forth under the headings “Securities Accounts” and “Commodity Accounts,” respectively, all of the Securities Accounts and Commodity Accounts in which such Grantor has an interest. Such Grantor is the sole entitlement holder of each such Securities Account and Commodity Account and such Grantor has not consented to, and is not otherwise aware of, any person (other than the Collateral Agent pursuant to this Agreement) having “control” (as defined in Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any Securities or other property credited thereto, in each case subject to Permitted Liens. Each Control Account listed on Schedule 3.6 to the Pledge and Security Disclosure Letter and designated with an asterisk is an Excluded Control Account on and as of the Closing Date.

(b)	Schedule 3.6 to the Pledge and Security Disclosure Letter sets forth under the heading “Deposit Accounts” all of the Deposit Accounts in which such Grantor has an interest and such Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any person (other than the Collateral Agent pursuant to this Agreement) having “control” (as defined in Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein, in each case subject to Permitted Liens. Each Deposit Account listed on Schedule 3.6 to the Pledge and Security Disclosure Letter and designated with an asterisk is an Excluded Deposit Account on and as of the Closing Date.

(c)	Schedule 3.6 to the Pledge and Security Disclosure Letter sets forth under the heading “Pledged Notes” all of the Pledged Notes.

(d)	Schedule 3.6 to the Pledge and Security Disclosure Letter sets forth under the headings “Pledged Stock,” “Pledged Partnership Interests” and “Pledged LLC Interests,” respectively, all Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests of such Grantor. The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by each Grantor constitute, as of the date hereof, that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 3.6 to the Pledge and Security Disclosure Letter. Schedule 3.6 to the Pledge and Security Disclosure Letter identifies any such Pledged Stock, Pledged Partnership Interests or Pledged LLC Interests that are represented by Certificated Securities.

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(e)	All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and, to the extent applicable, are fully paid and nonassessable.

(f)	As of the date hereof, no person other than such Grantor (or its agent or designee) or the Collateral Agent has “control” (as defined in Sections 8-106 and 9-106 of the UCC) over any Pledged Collateral of such Grantor and, other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than (i) Pledged Collateral that is represented by Certificated Securities, Instruments or Tangible Chattel Paper that are (or will be) in the possession of the Collateral Agent (or its agent or designee) and (ii) Pledged Collateral held in a Control Account, in each case except as permitted by this Agreement.

(g)	[Reserved]

(h)	There are no restrictions on transfer in the LLC Agreement governing any Pledged LLC Interests or in the Partnership Agreement governing any Pledged Partnership Interests or in any stockholders’ agreement or other similar agreement governing the Pledged Collateral which would limit or restrict (i) the grant of a security interest in the Pledged LLC Interests, the Pledged Partnership Interests or the Pledged Stock, (ii) the perfection of such security interest, (iii) the exercise of remedies in respect of such perfected security interest in the Pledged LLC Interests, the Pledged Partnership Interests or the Pledged Stock or (iv) the transfer of the Pledged LLC Interests, the Pledged Partnership Interests or the Pledged Stock, in each case as contemplated by this Agreement. Further, the terms of any Pledged LLC Interests and Pledged Partnership Interests either (i) (A) expressly provide, and any certificates representing such Pledged LLC Interests or Pledged Partnership Interests expressly provide, that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in any jurisdiction, including, without limitation, the “issuer’s jurisdiction” (as such term is defined in the UCC in effect in such jurisdiction) of each issuer thereof, and (B) certificates have been issued representing such Pledged LLC Interests or Partnership Interests and such certificates have been delivered to the Collateral Agent (or its agent or designee) in a form reasonably satisfactory to the Collateral Agent and accompanied by such instruments of transfer as required pursuant to Section 4.7 hereof, or (ii) (A) are not traded on securities exchanges or in securities markets, (B) are not “investment company securities” (as defined in Section 8-103(b) of the UCC and (C) do not provide, in the related LLC Agreement or Partnership Agreement, as applicable, certificates, if any, representing such Pledged LLC Interests or Pledged Partnership Interests, as applicable, or otherwise that they are securities governed by the Uniform Commercial Code of any jurisdiction.

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(i)	To the knowledge of the relevant Grantor, each of the Pledged Notes constitutes the legal and valid obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

Section 3.7	Intellectual Property

(a)	Schedule 3.7 to the Pledge and Security Disclosure Letter (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks and Copyrights owned by such Grantor and (ii) all Patent Licenses, Trademark Licenses, Copyright Licenses and Trade Secret Licenses pursuant to which such Grantor receives an exclusive license from any Person.

(b)	Such Grantor is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property (other than licenses of Intellectual Property) listed on Schedule 3.7 to the Pledge and Security Disclosure Letter (as such schedule may be amended or supplemented from time to time), and such Grantor owns or has the valid right to use all other Intellectual Property material to the business of Borrower and its Restricted Subsidiaries, taken as a whole, free and clear of all Liens, claims and encumbrances, except for Permitted Liens.

(c)	All Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of the Intellectual Property the subject of a reexamination, inter parties review or other similar proceeding, except in each case as could not reasonably be expected to materially and adversely impact the business of the Borrower and its Restricted Subsidiaries, taken as a whole, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain in full force and effect each and every registration and application of Intellectual Property that is owned by and material to the business of such Grantor.

(d)	All Intellectual Property owned by such Grantor material to the business of Borrower and its Restricted Subsidiaries, taken as a whole, is valid and enforceable.

(e)	No holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability or scope of, or such Grantor’s right to register, own or use, any Intellectual Property, and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened in writing, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.

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(f)	All registrations and applications for any Copyrights, Patents and Trademarks owned by such Grantor and material to the business of, the Borrower and its Restricted Subsidiaries, taken as a whole, are standing in the name of such Grantor, and no Trademarks, Patents, Copyrights or Trade Secrets have been exclusively licensed by such Grantor to any affiliate or third party, except as disclosed in Schedule 3.7 to the Pledge and Security Disclosure Letter (as such schedule may be amended or supplemented from time to time).

(g)	Such Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights, except in each case to the extent that any failure to so comply would not have a material and adverse impact on the business of the Borrower and its Restricted Subsidiaries, taken as a whole.

(h)	Such Grantor controls the nature and quality in accordance with industry standards of all products sold and all services rendered under or in connection with all Trademarks material to the business of the Borrower and its Restricted Subsidiaries, taken as a whole, in each case consistent with industry standards, and has taken all commercially reasonable action necessary to ensure that all licensees of such Trademarks comply with the applicable standards of quality of the Borrower or its Restricted Subsidiaries, as applicable.

(i)	Such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets constituting Intellectual Property material to the business of the Borrower and its Subsidiaries, taken as a whole, in accordance with industry standards.

(j)	The conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate any Trademark, Patent, Copyright, Trade Secret or other Intellectual Property right owned or controlled by any other Person, except as could not reasonably be expected to result in a Material Adverse Effect. To such Grantor’s knowledge, except as set forth on Schedule 3.7 to the Pledge and Security Disclosure Letter, no claim has been made that the use of any Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the asserted rights of any Person, except as could not reasonably be expected to result in a Material Adverse Effect.

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(k)	To such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Intellectual Property material to the business of any Grantor and owned, licensed or used by such Grantor, or any of its respective licensees, except as could not reasonably be expected to materially and adversely impact the business of the Borrower and its Restricted Subsidiaries, taken as a whole.

(l)	No settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that could reasonably be expected to materially and adversely impact the business of Borrower and its Restricted Subsidiaries, taken as a whole (it being understood that such Grantor shall have the right to enter into or become bound by settlements, consents, covenants not to sue, co-existence agreements, non-assertion assurances or releases that such Grantor determines in good faith are desirable and in the best interests of the business of Borrower and its Subsidiaries).

SECTION 4

COVENANTS

Section 4.1	Change of Name; Place of Business

Unless a Grantor has given the Collateral Agent at least 10 days prior written notice (or such shorter period in advance of such change as the Collateral Agent may agree in its sole discretion), such Grantor will not change (i) its legal name, (ii) its jurisdiction of organization, (iii) in the case of a Grantor that is not a registered organization formed under the law of a state of the United States, the location of its chief executive office or “location” (within the meaning of Section 9-307 of the UCC), (iv) its type of organization or (v) its organizational identification number (if any) or federal employer identification number (if any). Each Grantor agrees to cooperate with the Collateral Agent in making all filings that are required in order for the Collateral Agent to continue at all times following any such change to have a legal, valid and perfected Security Interest (subject to Permitted Liens) in all the Collateral.

Section 4.2	Periodic Certification

In accordance with Section 5.01(k) of the Credit Agreement and from time to time as requested by the Collateral Agent following the occurrence and during the continuance of an Event of Default, each Grantor shall promptly deliver to the Collateral Agent the information required by Section 5.01(k) of the Credit Agreement and a Security Supplement, together with all amendments or supplements to the schedules to the Pledge and Security Disclosure Letter.

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Section 4.3	Protection of Security

Each Grantor shall, at its own cost and expense, take (a) any and all actions necessary or reasonably requested by the Collateral Agent to maintain the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien (except Permitted Liens) and (b) all commercially reasonable actions to defend the Collateral and such Security Interest against the claims and demands of all persons, subject in each case to such claims or demands permitted by the Credit Agreement and the rights (if any) of such Grantor under the Credit Documents to dispose of Collateral. Except as permitted by the Credit Agreement and the express rights (if any) of such Grantor under the Credit Documents to dispose of Collateral, or otherwise consented to by the Collateral Agent, no Grantor shall take or cause to be taken any action that could be reasonably expected to impair the Collateral Agent’s rights in the Collateral.

Section 4.4	Insurance

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose of making, settling and adjusting claims in respect of the Collateral under Insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the Proceeds of such Insurance and for making all determinations and decisions with respect thereto; provided, however, that the Collateral Agent shall not take any of such actions until after the occurrence and during the continuance of an Event of Default. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the Insurance required by the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of such Grantor hereunder or without waiving any Event of Default, in its sole discretion and at such Grantor’s expense, obtain and maintain such Insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable.

Section 4.5	Equipment and Inventory

(a)	Each Grantor hereby covenants and agrees that except as permitted by the Credit Agreement, it shall not deliver any Document evidencing any of its Equipment or Inventory to any person other than (i) the issuer of such Document to claim the Goods evidenced thereby, (ii) the Collateral Agent (or its agent or designee) or (iii) any other Grantor.

(b)

Each Grantor hereby covenants and agrees that, upon the occurrence and during the continuance of an Event of Default, such Grantor shall not permit any Equipment, Inventory or other Goods located in the United States of such Grantor having a value greater than $1,000,000, individually, or $5,000,000, in the aggregate, to be in the possession or control of any third party (including

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warehousemen, bailees, agents or processors) at any time, unless such third party shall have been notified of the Collateral Agent’s Security Interest and such Grantor shall have used commercially reasonable efforts to obtain from such third party a written acknowledgement and agreement to hold such Equipment, Inventory or other Goods for the Collateral Agent’s benefit and subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Equipment, Inventory or other Goods, whether arising by operation of law or otherwise. The requirements of this Section 4.5(b) shall not apply to Equipment, Inventory or other Goods in transit, out for repair or at other locations for purposes of onsite maintenance, repair or demonstration, movable computer equipment and related hardware and software that is temporarily removed by employees or Equipment consisting of tools leased by Grantor to its customers, in each case in the ordinary course of the applicable Grantor’s business.

Section 4.6	Accounts Receivable

(a)	Each Grantor hereby covenants and agrees that it shall keep and maintain at its own cost and expense records of its Accounts Receivable, and its material dealings therewith, in each case consistent with such Grantor’s ordinary course of business and complete and accurate in all material respects. At any time following the occurrence and during the continuance of an Event of Default, upon the Collateral Agent’s request and at the expense of the relevant Grantor, such Grantor shall promptly (i) cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable, (ii) deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts Receivable, including all original orders, invoices and shipping receipts and (iii) furnish to the Collateral Agent the contact information and other information regarding any Account Debtor under any Accounts Receivable.

(b)

The Collateral Agent shall have the right at any time following the occurrence and during the continuance of an Event of Default to notify (with a copy to the relevant Grantor), or require any Grantor to notify, any Account Debtor of the Collateral Agent’s Security Interest in the Accounts Receivable and any Supporting Obligation and the Collateral Agent may in such circumstances: (i) direct the Account Debtors under any Accounts Receivable to make payment of all amounts due or to become due to any Grantor thereunder directly to the Collateral Agent, (ii) notify, or require a Grantor to notify, each person maintaining a lockbox or similar arrangement to which Account Debtors under any Accounts Receivable have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to

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time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent, (iii) communicate with obligors under the Accounts Receivable to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable and (iv) enforce, at the expense of any Grantor, collection of any such Accounts Receivable and to adjust, settle or compromise the amount or payment thereof. If the Collateral Agent notifies a Grantor that it has elected to collect the Accounts Receivable in accordance with the preceding sentence, any payments of Accounts Receivable received by such Grantor shall be deposited promptly (and in any event within two Business Days after the Collateral Agent notifies the Grantor of the account details of the Cash Collateral Account and accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit) by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent or in blank, if required, in a Cash Collateral Account maintained under the sole dominion and control of the Collateral Agent and until so turned over, all amounts and Proceeds (including cash, checks, non-cash items and other instruments) received by such Grantor in respect of the Accounts Receivable, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and the Grantor shall not adjust, settle or compromise the amount or payment of any Accounts Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon without the prior written consent of the Collateral Agent. All amounts and Proceeds while held by the Collateral Agent (or by a Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 7.3 hereof.

(c)	If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account in excess of $1,000,000, to the extent permissible under the document granting a security interest without the requirement of any notice to, or consent or other action by, such Account Debtor or such other person, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

(d)

With respect to any Accounts Receivable in excess of $1,000,000 individually or $1,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Accounts Receivable in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Accounts Receivable hereafter arising, as soon as

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practicable, and in any event within ten days of such Grantor acquiring rights therein. With respect to any Accounts Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate that constitutes Electronic Chattel Paper, each Grantor shall take all steps necessary to give the Collateral Agent “control” (as defined in Section 9-105 of the UCC) over such Accounts Receivable (x) with respect to any such Accounts Receivable in existence on the date hereof, on or prior to the date hereof and (y) with respect to any such Accounts Receivable hereafter arising, within ten days of such Grantor acquiring rights therein. Any Accounts Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this Section 4.6 shall be delivered or subjected to such control upon the request of the Collateral Agent following the occurrence and continuance of an Event of Default.

Section 4.7	Pledged Collateral, Deposit Accounts

(a)	Except as permitted by the Credit Agreement, each Grantor hereby covenants and agrees that, without the prior written consent of the Collateral Agent, it shall not vote or take any other action to amend or terminate any Partnership Agreement, LLC Agreement, certificate of incorporation, by-laws or other Organizational Documents in any way that adversely affects the validity, perfection or priority of the Collateral Agent’s Security Interest. Each Grantor hereby covenants and agrees that, on or after the date hereof, without the prior written consent of the Collateral Agent, it will not designate or specify in any applicable document or contract that any of the Pledged LLC Interests or the Pledged Partnership Interests are governed by Article 8 of the UCC unless it shall cause certificates to be issued in respect of such Equity Interest and deliver such certificates to the Collateral Agent in accordance with the terms of Section 4.7(e)(iii) hereof.

(b)	[Reserved]

(c)

Each Grantor hereby covenants and agrees that, in the event it establishes or acquires rights in any Pledged Stock, Pledged Partnership Interests, or Pledged LLC Interests (or any certificates or other instruments representing any of the foregoing) constituting Collateral, or any Securities Accounts, Commodity Accounts or Deposit Accounts (other than any Excluded Deposit Accounts or Excluded Control Accounts) or any Excluded Deposit Account ceases to be an Excluded Deposit Account or any Excluded Control Account ceases to be an Excluded Control Account or any Immaterial Subsidiary (the Equity Interests in which are held by such Grantor) ceases to be an Immaterial Subsidiary (other than due to designation as an Unrestricted Subsidiary), in each case during any fiscal quarter of the Grantors ending after the date of this Agreement, such Grantor shall deliver to the Collateral Agent, not later than the delivery of the Compliance Certificate of such fiscal quarter (or such later date as is acceptable to the Collateral Agent in its sole discretion), a completed Security Supplement together

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with all supplements to the relevant Pledge and Security Disclosure Letter, reflecting such new Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests (or any certificates or other instruments representing any of the foregoing), Securities Accounts, Commodity Accounts or Deposit Accounts (with each Excluded Deposit Account or Excluded Control Account listed in such supplements to the Pledge and Security Disclosure Letter being indicated by an asterisk). Notwithstanding the foregoing, it is understood and agreed that the Security Interest of the Collateral Agent shall attach to all Pledged Collateral, Securities Accounts, Commodities Accounts and Deposit Accounts (other than Excluded Deposit Accounts and Excluded Control Accounts) constituting Collateral immediately upon such Grantor’s acquisition of rights therein and shall not be affected by the failure of such Grantor to deliver a supplement to Schedule 3.6 to the Pledge and Security Disclosure Letter as required hereby.

(d)	Each Grantor hereby covenants and agrees that it shall enforce its rights with respect to any Pledged Collateral, Deposit Accounts, Commodity Accounts and Securities Accounts as is consistent with its ordinary course of business.

(e)	Each Grantor agrees that with respect to (x) any Securities Accounts, Commodity Accounts or Deposit Accounts (other than Excluded Deposit Accounts and Excluded Control Accounts) listed on Schedule 3.6 to the Pledge and Security Disclosure Letter on the date of this Agreement, it will comply with the provisions of this Section 4.7(e) promptly, and in any event no later than the date set forth on Schedule 5.12 to the Credit Agreement, and (y) any Pledged Collateral and any Securities Account, Commodities Account or Deposit Account (other than Excluded Deposit Accounts and Excluded Control Accounts) constituting Collateral not listed on Schedule 3.6 to the Pledge and Security Disclosure Letter on the date of this Agreement, it shall comply with the provisions of this Section 4.7(e) promptly, and in any event within 15 days (or, in the case of Securities Accounts, Commodity Accounts or Deposit Accounts (other than Excluded Deposit Accounts and Excluded Control Account), 30 days) (or such later date as is acceptable to the Collateral Agent in its sole discretion) of such Grantor acquiring rights therein (or of any Deposit Account ceasing to be an Excluded Deposit Account or any Control Account ceasing to be an Excluded Control Account or, with respect to the Equity Interests held by such Grantor in an Immaterial Subsidiary, the applicable Immaterial Subsidiary ceasing to be an Immaterial Subsidiary other than due to designation as an Unrestricted Subsidiary), in each case in form and substance reasonably satisfactory to the Collateral Agent.

(i)	With respect to any Pledged Collateral consisting of Securities Accounts, Securities Entitlements, Commodity Accounts or Commodity Contracts it shall use commercially reasonable efforts to cause the Securities Intermediary or Commodity Intermediary, as applicable, maintaining such Securities Account, Securities Entitlement or Commodity Account to enter into a Control Account Agreement.

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(ii)	With respect to any Deposit Account (other than any Excluded Deposit Account), it shall use commercially reasonable efforts to cause the depositary institution maintaining such account to enter into a Deposit Account Control Agreement.

(iii)	With respect to any Pledged Collateral constituting Certificated Securities and any Instruments or Tangible Chattel Paper acquired or pledged on or after the date hereof, other than as agreed to by the Collateral Agent in its reasonable discretion, it shall promptly deliver or cause to be delivered to the Collateral Agent (or its agent or designee) all such Certificated Securities, Instruments and Tangible Chattel Paper, stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and all other instruments and documents as the Collateral Agent may reasonably request or that are necessary to give effect to the pledge granted hereby.

(iv)	With respect to any Pledged Collateral constituting Uncertificated Securities, upon the reasonable request of the Collateral Agent, it shall cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to promptly (but in any event within 30 days of such request) agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions originated by the Collateral Agent with respect to such Uncertificated Security without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent.

(v)	Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to the Grantors, to (A) transfer all or any portion of the Pledged Collateral to its name or the name of its nominee or agent and (B) exchange any certificates or Instruments representing any Investment Property for certificates or Instruments of smaller or larger denominations. Notwithstanding anything to the contrary set forth in any Deposit Account Control Agreement, Control Account Agreement or elsewhere, the Collateral Agent agrees not to deliver any notice of exclusive control (or equivalent) or similar instructions to any relevant depositary institution, Securities Intermediary or Commodity Intermediary (as applicable) unless an Event of Default has occurred and is continuing.

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(f)	Voting and Distributions

(i)	So long as no Event of Default shall have occurred and be continuing:

(A)	except as otherwise provided in this Section 4.7 or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Credit Documents; unless the result thereof could reasonably be expected to materially and adversely affect the rights and remedies of any of the Secured Parties under this Agreement, the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same;

(B)	the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent that it is entitled to exercise the same pursuant to clause (f)(i)(A) above and to receive the cash Dividends that it is entitled to receive pursuant to clause (f)(i)(C) below; and

(C)

each Grantor shall be entitled to receive and retain any and all cash Dividends, interest, principal, distributions, Securities or other property paid on the Pledged Collateral to the extent and only to the extent that such cash Dividends, interest, principal, distributions, Securities or other property are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents and applicable laws. All noncash Dividends, interest, principal, distributions, Securities or other property, and all Dividends, interest, principal, distributions, Securities or other property paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation,

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acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral (subject to Section 2.2) without any further action. Such Grantor shall take all steps, if any, necessary or reasonably requested by the Collateral Agent pursuant to the terms of this Agreement to ensure that the Collateral Agent obtains a valid and perfected security interest in and, if applicable, “control” (as defined in Article 8 or Article 9 of the UCC, as applicable) over such noncash Dividends, interest, principal, distributions, Securities or other property (including delivery thereof to the Collateral Agent (or its agent or designee)) constituting Collateral and pending any such action such Grantor shall be deemed to hold such noncash Dividends, interest, principal, distributions, Securities or other property in trust for the benefit of the Collateral Agent and, to the extent necessary to create and/or maintain the validity, perfection or priority of the Security Interest in such property shall be segregated from all other property of such Grantor.

(ii)	Upon the occurrence and during the continuance of an Event of Default:

(A)	upon written notice by the Collateral Agent to the Grantors, all rights of the Grantors to exercise or refrain from exercising the voting and other consensual rights that they would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; provided that, subject to the terms of the Credit Agreement, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights;

(B)	in order to permit the Collateral Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all Dividends, interest and other distributions that it may be entitled to receive hereunder: (1) the Grantors shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent (or its agent or designee) all proxies, Dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1; and

(C)	upon written notice by the Collateral Agent to the Grantors, all rights of the Grantors to Dividends, interest or principal that any

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Grantor is authorized to receive pursuant to clause (f)(i)(C) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such Dividends, interest or principal.

After all Event of Defaults have been cured or waived or the underlying notice (if applicable) has been rescinded, each Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of clause (f)(i) above.

Section 4.8	Intellectual Property

(a)	In the case of any Collateral (whether now owned or hereafter acquired) consisting of registrations of or applications for U.S. Patents, Trademarks and Copyrights, each Grantor shall execute and deliver to the Collateral Agent short-form security agreements substantially in the form of Exhibit F-1, Exhibit F-2 or Exhibit F-3 (each, an “Intellectual Property Security Agreement”) covering all such Patents, Trademarks and Copyrights, respectively, in appropriate form for recordation with the United States Patent and Trademark Office or United States Copyright Office with respect to the security interest of the Collateral Agent to the extent requested by the Collateral Agent on the Closing Date or pursuant to paragraph (b) below.

(b)	In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files or acquires a registration of or application for any U.S. Patent, Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States during any fiscal quarter, such Grantor shall deliver to the Collateral Agent a completed Security Supplement together with all supplements to the Disclosure Letter not later than the delivery of the Compliance Certificate for such fiscal quarter, and shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s Security Interest in such Patent, Trademark or Copyright, including an Intellectual Property Security Agreement.

(c)	Upon the occurrence and during the continuance of an Event of Default, each Grantor shall use commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License, Trademark License or Trade Secret License to effect the assignment of all of such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

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Section 4.9	Covenants in Credit Agreement

Each Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, so that no breach of the covenants in the Credit Agreement pertaining to actions to be taken, or not taken, by such Grantor will result.

SECTION 5

FURTHER ASSURANCES; ADDITIONAL GRANTORS

Section 5.1	Further Assurances

(a)	Each Grantor agrees that from time to time, at its expense, it shall promptly execute and deliver to the Collateral Agent (or its agent or designee) all further instruments and documents and take all further action that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any Security Interest granted or purported to be granted hereby or to enable the Collateral Agent, upon the occurrence and during the continuance of an Event of Default, to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor shall:

(i)	execute, acknowledge, deliver or cause to be duly filed (as applicable) all such further instruments, documents, endorsements, powers of attorney or notices, and take all such actions as the Collateral Agent may deem necessary (by notice to such Grantor) or from time to time reasonably request, to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interests and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith;

(ii)	take all actions the Collateral Agent may deem necessary (by notice to such Grantor) or from time to time reasonably request, to ensure the recordation of appropriate evidence of the Security Interest granted hereunder in the Intellectual Property owned by the Grantor with any Intellectual Property Registry in which said Intellectual Property is registered or in which an application for registration is pending; and

(iii)	at the Collateral Agent’s request, appear in and defend any action or proceeding that could reasonably be expected to adversely affect such Grantor’s title to or the Collateral Agent’s Security Interests in all or any part of the Collateral.

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Notwithstanding anything contained in this Agreement to the contrary, no Grantor shall be required to take any action hereunder (including, without limitation, with respect to the perfection or priority of the Security Interest granted herein) to the extent that the cost or burden of such action is excessive in relation to the benefit to the Secured Parties of the taking of such action as reasonably determined by the Collateral Agent, in consultation with the Borrower.

(b)	All instruments, agreements or other documents executed, authorized or delivered pursuant to Section 5.1(a) shall contain terms and conditions no more onerous or burdensome with respect to any Grantor than the terms and provisions of this Agreement. Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, following the occurrence and during the continuance of an Event of Default, with notice thereof to such Grantor, to supplement this Agreement by supplementing the Pledge and Security Disclosure Letter or adding additional schedules hereto to identify specifically any asset or item of Collateral that constitutes Copyrights, Patents or Trademarks or any exclusive inbound licenses to the foregoing; provided, however, that such Grantor shall have the right, exercisable within five (5) Business Days after notice by the Collateral Agent with respect to such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral.

(c)	Each Grantor hereby authorizes the Collateral Agent, at the expense of the Grantor, to file a Record or Records, including financing statements, continuation statements and, in each case, amendments thereto, in all United States jurisdictions and with all filing offices as the Collateral Agent may determine, in its reasonable discretion, are necessary or advisable to perfect (or release) the Security Interest granted to the Collateral Agent herein, without the signature of such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as the Collateral Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted to the Collateral Agent herein, including describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired” or words of similar import. The Collateral Agent agrees to make available copies of all such Records to the applicable Grantor upon the recordation thereof by each applicable filing office. Each Grantor agrees that a photographic or other reproduction of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in the jurisdictions listed in Schedule 3.3 to the Pledge and Security Disclosure Letter.

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Section 5.2	Additional Grantors

From time to time subsequent to the date hereof, additional persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) by executing a Joinder Agreement. Upon delivery of any such Joinder Agreement to the Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6

COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

Section 6.1	Power of Attorney

Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all duly authorized officers or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent, proxy and attorney-in-fact, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s reasonable discretion, to take any and all actions and to execute any and all instruments and documents that the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including but not limited to the following:

(a)	upon the occurrence of an Event of Default which is continuing,

(i)	to receive, endorse, assign, collect and deliver any and all notes, acceptances, checks, drafts, money orders or other instruments, documents and Chattel Paper or other evidences of payment relating to the Collateral;

(ii)	to ask for, demand, collect, sue for, recover, compound, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;

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(iii)	to sign the name of such Grantor on any invoice, Document, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices or other documents relating to any of the Collateral;

(iv)	to send verifications of Accounts Receivable or Contracts to any Account Debtor or parties to the Contracts, as applicable;

(v)	to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral;

(vi)	to settle, compromise, compound, adjust or defend any claims, actions, suits or proceedings relating to all or any of the Collateral;

(vii)	to notify and direct, or to require such Grantor to notify and direct, Account Debtors or parties to the Contracts to make payment directly to the Collateral Agent or as the Collateral Agent shall direct;

(viii)	to exercise the right to vote the Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests, and all other rights, powers, privileges and remedies to which a holder of such Pledged Collateral would be entitled (including without limitation giving or withholding written consents of stockholders, calling special meetings of stockholders and voting at such meetings), with full power of substitution to do so; and such proxy shall be effective automatically and without the necessity of any action (including any transfer of any Pledged Stock, Pledged LLC Interests or Pledged Partnership Interests on the record books of the issuer thereof) by any Person (including the issuer of the Pledged Stock, Pledged LLC Interests or Pledged Partnership Interests, or any officer or agent thereof);

(ix)	to collect and receive all cash dividends, interest, principal and other distributions made on the Pledged Stock, Pledged LLC Interests or Pledged Partnership Interests;

(x)	to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral;

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(xi)	to prepare, sign and file for recordation in any Intellectual Property Registry, appropriate evidence of the Security Interest granted herein in Intellectual Property in the name of such Grantor as assignor;

(xii)	to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including to pay or discharge Taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(xiii)	generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s Security Interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do, and

(b)	to prepare, execute and file Records (including UCC financing statements) as further described in Section 5.1(c).

Section 6.2	No Duty on the Part of Collateral Agent or Secured Parties

Notwithstanding any other provision of this Agreement, nothing herein contained shall be construed as requiring or obligating the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable as to each Grantor until this Agreement is terminated and all Security Interests created hereby with respect to the Collateral of such Grantor are released. The provisions of this Section 6.2 shall in no

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event relieve any Grantor of any of its obligations hereunder or under any other Credit Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent, any other Secured Party or any of their respective officers, directors, employees or agents of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Credit Document, by law or otherwise. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3	Authority, Immunities and Indemnities of Collateral Agent

Each Grantor acknowledges, and, by acceptance of the benefits hereof, each Secured Party agrees, that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Secured Parties, be governed by the Credit Agreement and that the Collateral Agent shall have, in respect thereof, all rights, remedies, immunities and indemnities granted to it in the Credit Agreement. By acceptance of the benefits hereof, each Secured Party that is not a Lender agrees to be bound by the provisions of the Credit Agreement applicable to the Collateral Agent, including Article 10 thereof, as fully as if such Secured Party were a Lender. The Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 7

REMEDIES

Section 7.1	Remedies Upon Event of Default

(a)	Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law, and without limiting the foregoing, also may pursue any of the following separately, successively or simultaneously:

(i)	with respect to any Collateral consisting of Intellectual Property, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any or all of such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained);

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(ii)	require a Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(iii)	with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and to enter without breach of the peace any premises owned or leased by the Grantors where the Collateral may be located for the purpose of taking possession of or removing the Collateral;

(iv)	prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate;

(v)	exercise dominion and control over, issue a notice of exclusive control with respect to and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any Cash Collateral Account maintained with the Collateral Agent constituting part of the Collateral, it being acknowledged by the Collateral Agent that a notice of exclusive control will be issued by the Collateral Agent only upon the occurrence and during the continuance of an Event of Default;

(vi)

without prior notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or at any broker’s board or on any securities exchange, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem reasonable; provided that (A) the Collateral Agent shall be authorized at any such sale (if it deems it

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advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, (B) upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold, (C) each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and (D) each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; and

(vii)	with respect to any Collateral consisting of contracts or agreements, the Collateral Agent may notify or require a Grantor to notify any counterparty to such contract or agreement to make all payments thereunder directly to the Collateral Agent.

(b)	The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any sale thereof and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.

(c)

Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under the UCC or other applicable law, any notice made shall be deemed reasonable if sent to such Grantor or the Borrower, addressed as set forth in the notice provisions of the Credit Agreement, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times during ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such

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Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Grantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(d)	If the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the entire outstanding amount of the Secured Obligations, the Grantors shall be jointly and severally liable for deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantors, and the Grantors hereby waive and agree not to assert any defenses in an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(e)	The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(f)	The Collateral Agent shall have no obligation to marshal any of the Collateral.

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Section 7.2	Intellectual Property

For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable during the term of this Agreement, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided that only upon the occurrence and during the continuance of an Event of Default, may such license to the Collateral Agent be exercised, at the option of the Collateral Agent.

Section 7.3	Application of Proceeds

At such intervals as may be agreed upon by the Borrower and the Collateral Agent, or, if and whenever any Event of Default has occurred and is continuing, the Collateral Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Cash Collateral Account, any Securities Account or any Deposit Account, and any proceeds of the guarantee set forth in Article 8 of the Credit Agreement, in payment of the Obligations in the following order: first, to unpaid and unreimbursed costs, expenses and fees of the Administrative Agent and the Collateral Agent (including to reimburse ratably any other Secured Parties which have advanced any of the same to the Collateral Agent), and second, to the Administrative Agent, for application by it toward payment of all amounts then due and owing and remaining unpaid in respect of the Obligations pro rata among the Secured Parties according to the amount of the Obligations then due and owing and remaining unpaid to the Secured Parties. Any balance of such Proceeds remaining after the Obligations have been paid in full (other than Obligations under or in respect of any Secured Hedge Agreements and Secured Treasury Services Agreements and contingent indemnification obligations for which no claim has been made), all Commitments have terminated or expired and no Letter of Credit shall be outstanding (unless cash collateralized in an amount equal to 103% of Letter of Credit Usage as of such date on terms reasonably satisfactory to the Issuing Bank) shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes of this Section 7.3, to the extent that any Obligation is unmatured, unliquidated or contingent (other than contingent indemnification obligations for which no claim has been made) at the time any distribution is to be made pursuant to clause second above, the Collateral Agent shall allocate a portion of the amount to be distributed pursuant to such clause for the benefit of the Secured Parties holding such Obligations and shall hold such amounts for the benefit of such Secured Parties until such time as such Obligations become matured, liquidated and/or payable at which time such amounts

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shall be distributed to the holders of such Obligations to the extent necessary to pay such Obligations in full (with any excess to be distributed in accordance with this Section 7.3 as if distributed at such time). In making determinations and allocations required by this Section 7.3, the Collateral Agent may conclusively rely upon information provided to it by the holder of the relevant Obligations (which, in the case of the immediately preceding sentence shall be a reasonable estimate of the amount of the Obligations) and shall not be required to, or be responsible for, ascertaining the existence of or amount of any Obligations.

Section 7.4	Securities Act, Etc.

(a)	Each Grantor understands that compliance with United States federal securities laws, including but not limited to the Securities Act, might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” laws or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion exercised in good faith, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under United States federal securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 7.4 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices might exceed substantially the price at which the Collateral Agent sells.

(b)

If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7.1, and if in the reasonable opinion of the Collateral Agent it is necessary or advisable to have the sale of the Pledged Stock,

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or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will use commercially reasonable efforts (i) to cause the issuer thereof to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register the sale of Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to cause the registration statement relating thereto to become effective and to remain effective for a period of six months from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to use commercially reasonable efforts to cause such issuer to comply with the provisions of the applicable “blue sky” laws or other state securities laws or similar laws analogous in purpose or effect of any and all jurisdictions which the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(c)	Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant hereto valid and binding and in compliance with any and all other applicable laws. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantors, and the Grantors hereby waive and agree not to assert any defenses in an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

SECTION 8

STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any

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other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or otherwise.

SECTION 9

MISCELLANEOUS

Section 9.1	Notices

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 11.01 of the Credit Agreement.

Section 9.2	Security Interest Absolute

All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on collateral other than the Collateral, or any release or amendment or waiver of or consent under or departure from any Collateral Document or guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantors in respect of the Secured Obligations or this Agreement (other than the indefeasible payment in full in cash of the Secured Obligations).

Section 9.3	Survival of Agreement

All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall survive the execution and delivery hereof and be considered to have been relied upon by the Secured Parties and shall survive the making by the Secured Parties of any Credit Extension, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

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Section 9.4	Binding Effect

This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Grantor may assign or otherwise transfer any of its rights or obligations hereunder or any interest in the Collateral (and any such assignment or transfer shall be null and void) except as expressly contemplated by this Agreement or the Credit Agreement.

Section 9.5	Successors and Permitted Assigns

This Agreement will be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of each of the parties hereto and each of the Secured Parties and their respective successors and permitted assigns, and nothing herein, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns and, to the extent expressly contemplated hereby or the Credit Agreement, Affiliates of each of the Agents and Lenders and other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement or any Collateral. All references to any Credit Party will include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any insolvency, bankruptcy or similar proceeding.

Section 9.6	Collateral Agent’s Fees and Expenses; Indemnification

This Agreement incorporates herein the indemnity and reimbursement provisions set forth in the Credit Agreement as if such provisions were set forth herein, mutatis mutandis.

Section 9.7	Applicable Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

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Section 9.8	Waivers; Amendment

(a)	No failure or delay on the part of the Collateral Agent to exercise any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege, or any abandonment or discontinuance of steps to enforce such a power, right or privilege, preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The powers, rights, privileges and remedies of the Collateral Agent and the other Secured Parties hereunder and under the other Credit Documents are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Secured Hedge Agreements or Secured Treasury Services Agreements. No waiver of any provisions of this Agreement or any other Credit Document or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be permitted by paragraphs (b) or (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)	Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors, subject to any consent required in accordance with the Credit Agreement.

(c)	Notwithstanding the foregoing, the Collateral Agent may, with the consent of the Grantors and without the consent of any Lender, Secured Party or other person, amend, modify or supplement this Agreement in writing to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or Issuing Bank.

Section 9.9	Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY TRANSACTIONS PROVIDED HEREUNDER OR CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY TRANSACTION PROVIDED HEREUNDER OR CONTEMPLATED HEREBY,

44

INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.9 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 9.10	Severability

In case any provision in or obligation under this Agreement is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, will not in any way be affected or impaired thereby.

Section 9.11	Counterparts; Effectiveness

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement will become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The Collateral Agent may also require that any such facsimile or electronic transmission signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or electronic transmission signature delivered.

45

Section 9.12	Section Headings

Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 9.13	Consent to Jurisdiction and Service of Process

SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(A)	ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS HEREUNDER GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT HERETO);

(B)	WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

(C)	AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.1;

(D)	AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(E)	AGREES THAT THE COLLATERAL AGENT AND THE SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

(F)	AGREES THAT THE PROVISIONS OF THIS SECTION 9.13 RELATING TO JURISDICTION AND VENUE WILL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

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Section 9.14	Termination, Release

(a)	This Agreement, the Security Interest and all other security interests granted hereby shall terminate in accordance with Section 10.08(e) of the Credit Agreement.

(b)	A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary or a Restricted Subsidiary of the Borrower.

(c)	Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to the Credit Agreement or this Agreement, the Security Interest in such Collateral shall be automatically released.

(d)	In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 9.14, the Collateral Agent shall execute and deliver to any Grantor at such Grantor’s expense, all UCC termination statements, releases and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements, releases, or other documents pursuant to this Section 9.14 shall be without recourse to or warranty by the Collateral Agent.

[Remainder of page intentionally left blank]

47

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CYPRESS SEMICONDUCTOR CORPORATION, as Grantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer and Secretary

CYPRESS SEMICONDUCTOR (MINNESOTA) INC., as Grantor

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Chief Financial Officer and Vice President

SPANSION INC.

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Secretary

SPANSION LLC

By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Corporate Executive Vice President and Chief Financial Officer

Signature Page – Amended and Restated Pledge and Security Agreement

SPANSION TECHNOLOGY LLC
By: Spansion Inc., its sole member

By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Secretary of Spansion Inc.

SPANSION INTERNATIONAL AM, INC.

By:	/s/ Ada Kwon
	Name:	Ada Kwon
	Title:	Treasurer

SPANSION INTERNATIONAL TRADING, INC.

By:	/s/ Tom Geren
	Name:	Tom Geren
	Title:	Vice President, Treasurer and Secretary

Signature Page – Amended and Restated Pledge and Security Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By:	/s/ Jonathon Raven
	Name:	Jonathon Raven
	Title:	Authorized Signatory

Signature Page – Amended and Restated Pledge and Security Agreement

EXHIBIT A

FORM OF CONTROL ACCOUNT AGREEMENT

             ,

[Date]

[Name and Address

of Approved Securities

Intermediary]

Ladies and Gentlemen:

Reference is made to account no. [                    ] in the name [                    ] maintained with you (the “Approved Securities Intermediary”) by [                    ] (the “Grantor”) into which Assets (as defined below) are received from time to time (such account, the “Account”). The Grantor has entered into an Amended and Restated Pledge and Security Agreement, dated March 12, 2015 (such agreement as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), together with Cypress Semiconductor Corporation, the other Grantors and Additional Grantors (each as defined therein) and Morgan Stanley Senior Funding, Inc., as collateral agent for the Secured Parties (as defined therein) (herein in such capacity, the “Collateral Agent”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

In connection therewith, the Grantor hereby instructs you (the “Approved Securities Intermediary”) to:

1.	maintain the Account as a “securities account” (as defined in the UCC);

2.	hold in the Account the assets, including all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including without limitation those assets listed in Exhibit A attached hereto and made a part hereof;

3.	provide to the Collateral Agent, with a duplicate copy to the Grantor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.	honor only the instructions or entitlement orders in regard to or in connection with the Account or other Assets given by the Collateral Agent (as defined below), without the consent of the Grantor or any other person or entity, except that until such time as the Collateral Agent gives a written notice to the Approved Securities Intermediary in the form of Exhibit B hereto (a “Notice of Exclusive Control”) and after written revocation of such Notice of Exclusive Control by the Collateral Agent (on which notice the Approved Securities Intermediary may rely exclusively), the Grantor acting through an Authorized Officer may (a) exercise any voting rights that it may have with respect to any of the Assets, (b) give instructions or entitlement orders to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled ordinary dividends paid with respect to the Accounts or any other Assets (“Permitted Withdrawals”).

By its signature below, the Approved Securities Intermediary agrees to comply with the entitlement orders and instructions of the Collateral Agent (including without limitation any instructions with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Grantor or any other person (it being understood and agreed by the Grantor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an Event of Default (as defined therein) has occurred). The Grantor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including any and all court costs and attorney’s fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Collateral Agent. In the event that the Approved Securities Intermediary is sued or becomes involved in litigation as a result of complying with the above stated written instructions, the Grantor and the Collateral Agent agree that the Approved Securities Intermediary shall be entitled to charge all out-of-pocket costs and fees it incurs in connection with such litigation to the Assets in the Account and withdraw such sums as the costs and charges accrue.

The Authorized Officer of the Collateral Agent who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given. The Approved Securities Intermediary shall have no liability for its failure to comply with any entitlement orders or instructions received from a person other than an Authorized Officer of the Grantor or an Authorized Officer of the Collateral Agent, as applicable.

For the purpose of this Agreement, the term “Authorized Officer of the Grantor” shall refer in the singular to                      or                      (each of whom is, on the date hereof, an officer or director of the Grantor) and “Authorized Officer of the Collateral Agent” shall refer in the singular to any person who is a vice president or managing director of the Collateral Agent. In the event that the Grantor or the Collateral Agent, as applicable, shall find it advisable to designate a replacement of any of its Authorized Officers, written notice of any such replacement shall be given to each other party hereto, and the term “Authorized Officer of the

Grantor” or “Authorized Officer of the Collateral Agent”, as applicable, shall be deemed to be amended as set forth in such notice automatically upon receipt of such notice by each other party hereto.

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligations or duties upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Grantor.

As long as the Assets are pledged to the Collateral Agent: (i) the Approved Securities Intermediary will not apply the Assets to cover margin debits or calls in any other accounts of the Grantor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon settling transactions in the Account, it subordinates in favor of the Collateral Agent any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary will promptly notify the Collateral Agent. The Grantor herein represents that the Assets are free and clear of any lien or encumbrances and agrees that, with the exception of the security interest granted to the Collateral Agent, no lien or encumbrance will be placed by it on the Assets without the express written consent of both the Collateral Agent and the Approved Securities Intermediary.

All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or other electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three business days after being deposited in the mail, postage prepaid, or, in the case of telecopy or electronic notice, when received, addressed as follows in the case of the Grantor and the Collateral Agent or to such other address as may be hereafter notified by the respective parties hereto:

The Grantor:	[Address]
Attention:
Telecopy:
Telephone:

with a copy to:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

The Collateral Agent:	Morgan Stanley Senior Funding, Inc.
1300 Thames Street
Thames Street Wharf, 4th Floor
Baltimore, MD 21231
Attention: Steven Delany
E-mail: docs4loans@ms.com
Telephone: 443-627-4555

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with the laws of the State of New York without regard to conflict of law principles thereof that would result in the application of any law other than the law of the State of New York, and the Approved Securities Intermediary’s jurisdiction for the purposes of Section 8-110 of the UCC shall be the State of New York.

The Approved Securities Intermediary will treat all property at any time credited by the Approved Securities Intermediary to the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Collateral Agent’s security interest in the Assets. The Grantor, the Collateral Agent and Approved Securities Intermediary are entering into this Agreement to provide for the Collateral Agent’s control of the Assets and to confirm the first and exclusive priority of the Collateral Agent’s security interest in the Assets. The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Collateral Agent’s security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Grantor, the Collateral Agent and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Approved Securities Intermediary upon 30 days’ prior written notice to the Grantor and the Collateral Agent. The Collateral Agent may terminate this Agreement upon 3 days’ prior written notice to the Approved Security Intermediary and the Grantor.

The Grantor acknowledges that this Agreement supplements any existing agreements of the Grantor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any rights that the Approved Securities Intermediary might otherwise have.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy (or other electronic transmission) shall be effective as delivery of a manually executed counterpart.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Grantor and the Collateral Agent have caused this Agreement to be executed by their respective duly authorized officers all as of the date first above written.

[GRANTOR]

By
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

ACCEPTED AND AGREED:

[APPROVED SECURITIES INTERMEDIARY]

By
Name:
Title:

Exhibit A to Control Account Agreement

Assets

Exhibit B to Control Account Agreement

Form of Notice of Exclusive Control

[Approved Securities Intermediary]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Control Account Agreement, dated             , 20[    ] (the “Control Account Agreement”) among you, Morgan Stanley Senior Funding, Inc., as collateral agent (the “Collateral Agent”), and [name of Grantor]. Capitalized terms used herein shall have the meanings given to them in the Control Account Agreement.

The Collateral Agent hereby notifies you that an Event of Default has occurred and is continuing under the Pledge and Security Agreement, and that, from and after the date of this notice and until you receive a written revocation of this notice from the Collateral Agent, you are hereby directed to not allow the Grantor to give instructions or entitlement orders in respect of the Account and to accept instructions and entitlement orders only from the Collateral Agent in respect of the Account.

Very truly yours,

MORGAN STANLEY SENIOR FUNDING, INC. as Collateral Agent

By
Name:
Title:

EXHIBIT B

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

             ,

[Date]

[Deposit Account Bank]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [                    ] in the name [                    ] maintained with you (the “Bank”) (such account, the “Account”) by [                    ] (the “Company”) into which funds are deposited from time to time. The Company has entered into an Amended and Restated Pledge and Security Agreement, dated March 12, 2015 (such agreement as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), together with Cypress Semiconductor Corporation, the other Grantors and Additional Grantors (each as defined therein) and Morgan Stanley Senior Funding, Inc., as collateral agent for the Secured Parties (as defined therein) (herein in such capacity, the “Collateral Agent”).

Pursuant to the Pledge and Security Agreement and related documents, the Company has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, deposit accounts, instruments, general intangibles and all proceeds thereof.

The Company hereby transfers to the Collateral Agent control of the Account and all funds and other property on deposit therein. By your execution of this letter agreement, you (a) agree that you shall comply with instructions originated by the Collateral Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company or any other person or entity and (b) acknowledge that the Collateral Agent now has control of the Account, that the Account is being maintained by you for the benefit of the Collateral Agent and that all amounts and other property therein are held by you as custodian for the Collateral Agent.

Except as provided in clause (d) below, the Bank will not exercise, and the Account and all funds and other property on deposit therein shall not be subject to, any security interest, deduction, right of set-off, banker’s lien, counterclaim, defense, recoupment or any other right, and the Bank hereby subordinates to the Collateral Agent any such security interest, lien or right which it may have against the Account or any funds and other property on deposit therein. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties covering the disposition of funds in the Account.

You agree with the Collateral Agent as follows:

The Account is in the name of “[IDENTIFY EXACT TITLE OF ACCOUNT]” and you will not change the name or the account number on the Account without the prior written consent of the Collateral Agent and the Company. You are a “bank” as defined in Section 9-102(a)(8) of the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”).

(a)	Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and shall be maintained for the benefit of the Collateral Agent. At the request of the Collateral Agent, you will promptly send copies of all statements, confirmations and other correspondence concerning the Account to the Collateral Agent at the following address:

Morgan Stanley Senior Funding, Inc.

1585 Broadway

New York, New York 10036

Attention: [Matt Cieslak]

E-mail: [msagency@ms.com]

Telephone: [212-507-6680]

(b)	Prior to the delivery to you of a written notice from the Collateral Agent in the form of Exhibit A hereto (a “Notice of Exclusive Control”), you are authorized to accept instructions, withdrawals and transfers from the Company.

(c)	From and after the delivery to you of a Notice of Exclusive Control and until delivery to you of a written revocation thereof from the Collateral Agent, you will not allow the Company to withdraw funds from the Account and will not comply with any direction, instructions or entitlement orders or instructions from the Company with respect to the Account, and you are authorized to accept directions, instructions, entitlement orders, withdrawals and transfers only from the Collateral Agent.

(d)	All customary service charges and fees with respect to the Account shall be debited to the Account. In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Collateral Agent, the Secured Parties and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual written consent of the Collateral Agent, the Company and you. You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Collateral Agent. The Collateral Agent may terminate this letter agreement upon 3 days’ prior written notice to you and the Company.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Agent, the Company and you.

This letter agreement shall be governed by, and construed and enforced in accordance with, the law of the State of New York without regard to conflict of law principles thereof that would result in the application of any law other than the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be your jurisdiction within the meaning of Section 9-304 of the UCC and the Account shall be governed by the laws of the State of New York.

Upon acceptance of this letter agreement it shall be the valid and binding obligation of the Company, the Collateral Agent and you, in accordance with its terms.

Very truly yours,

[NAME OF GRANTOR]

By
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC. as Collateral Agent

By
Name:
Title:

Acknowledged and Agreed:

[DEPOSIT ACCOUNT BANK]

By
Name:
Title:

Exhibit A to Deposit Account Control Agreement

Form of Notice of Exclusive Control

[Deposit Account Bank]

[Address]

Re:	Account No. (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement, dated             , 20[    ] (the “Deposit Account Control Agreement”) among you, MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent (the “Collateral Agent”) and [                    ]. Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Collateral Agent hereby notifies you that an Event of Default has occurred under the Pledge and Security Agreement, and that, from and after the date of this notice and until you receive a written revocation of this notice from the Collateral Agent, you are hereby directed not to allow the Company to withdraw funds from the Account and to not comply with any direction, instructions or entitlement orders or instructions from the Company with respect to the Account, and to accept directions, instructions, entitlement orders, withdrawals and transfers only from the Collateral Agent to such other account as the Collateral Agent may from time to time designate in writing.

Very truly yours,

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

EXHIBIT C

FORM OF SECURITY SUPPLEMENT

This SECURITY SUPPLEMENT, dated as of [            ], 20[    ], is delivered pursuant to the Amended and Restated Pledge and Security Agreement, dated as of March 12, 2015 (as it may from time to time be further amended and/or restated, modified or supplemented, the “Security Agreement”), among CYPRESS SEMICONDUCTOR CORPORATION, the other Grantors and Additional Grantors, as defined therein (each of the foregoing, individually, a “Grantor” and collectively, the “Grantors”) and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties as defined therein (in such capacity, the “Collateral Agent”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.

Each Grantor confirms as set forth in the Security Agreement that it pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations.

Each Grantor represents and warrants that the attached supplements to the Pledge and Security Disclosure Letter accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such supplements to the Pledge and Security Disclosure Letter shall constitute part of the Pledge and Security Disclosure Letter to the Security Agreement.

IN WITNESS WHEREOF, each Grantor has caused this Security Supplement to be duly executed and delivered by its duly authorized officer as of [            , 20[    ]].

[GRANTOR],

By:
Name:
Title:

[ADDITIONAL GRANTORS]

C-1

EXHIBIT D

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [            ], 20[    ], is delivered pursuant to Section 5.2 of the Amended and Restated Pledge and Security Agreement, dated as of March 12, 2015 (as it may from time to time be further amended and/or restated, modified or supplemented, the “Pledge and Security Agreement”), among CYPRESS SEMICONDUCTOR CORPORATION, the other Grantors and Additional Grantors as defined therein and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties as defined therein (herein in such capacity, the “Collateral Agent”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 5.2 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby:

(a) pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations;

(b) expressly assumes all obligations and liabilities of a Grantor under the Pledge and Security Agreement; and

(c) hereby authorizes the Collateral Agent, at the expense of the Grantor, to file a Record or Records, including financing statements, continuation statements and, in each case, amendments thereto, in all United States jurisdictions and with all filing offices as the Collateral Agent may determine, in its reasonable discretion, are necessary or advisable to perfect (or release) the Security Interest granted to the Collateral Agent herein, without the signature of such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as the Collateral Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interest in the Collateral granted to the

Collateral Agent herein, including describing such property as “all assets, whether now owned or hereafter acquired” or “all personal property, whether now owned or hereafter acquired” or words of similar import; provided that at the request of any applicable Grantor, the Collateral Agent shall promptly file an amendment statement with respect to any such Record to exclude any property that is released from, or otherwise ceases to be included in, the Collateral pursuant to the provisions of this Agreement or any other Credit Document.

The information set forth in Exhibit A hereto is hereby added to the information set forth in the Pledge and Security Disclosure Letter to the Pledge and Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct (subject to all materiality qualifiers contained therein) as if made on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct (subject to all materiality qualifiers contained therein) as of such earlier date).

This Joinder Agreement and the rights and obligations of the parties hereto (including, without limitation, any claims sounding in contract law or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the state of New York. The terms and provisions of Section 9.13 of the Pledge and Security Agreement are incorporated by reference herein with respect hereto as if fully set forth herein.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By
Name:
Title:

ACKNOWLEDGED AND AGREED

as of the date first above written:

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

Exhibit A To Joinder Agreement

Security Supplement

EXHIBIT E

FINANCING STATEMENTS

E-1

EXHIBIT F-1

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of             , 20     (this “Agreement”), among [                    ], [                    ], each Additional Grantor listed on the signature pages hereto, (all of the foregoing, each a “Grantor” and collectively, the “Grantors”), and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties (as defined in the Pledge and Security Agreement referred to below) (herein in such capacity, the “Collateral Agent”).

RECITALS

(A)	CYPRESS SEMICONDUCTOR CORPORATION (the “Borrower”), the GUARANTORS as defined therein, the LENDERS from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders and the other AGENTS from time to time party thereto, and MORGAN STANLEY BANK, N.A., as Issuing Bank, have entered into an Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(B)	The Grantors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 12, 2015, in favor of the Collateral Agent (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), pursuant to which certain Grantors are required to execute and deliver this Agreement.

(C)	In consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Pledge and Security Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1	Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

F-1-1

SECTION 2	Grant of Security Interest in Patent Collateral

As security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations, each Grantor hereby pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under all Patent Collateral, whether now owned or existing or hereafter acquired or arising and wherever located.

“Patent Collateral” means each Grantor’s right, title and interest in, to and under:

(a) all Patents owned by such Grantor, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) to the extent not already included in the foregoing, all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future infringement, misappropriation, dilution or other violation of any Patent owned by such Grantor or Patent licensed to such Grantor under any Patent License.

SECTION 3	Certain Exclusions

Notwithstanding anything herein to the contrary, in no event shall the Collateral include and no Grantor shall be deemed to have granted a Security Interest in, any of its right, title or interest in any Patent if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of its right, title or interest therein.

SECTION 4	Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted concurrently in conjunction with the security interest granted to the Collateral Agent pursuant to the Pledge and Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby is more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

F-1-2

SECTION 5	Termination, Release

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate in accordance with Section 10.08(e) of the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of any Borrower; provided that the Requisite Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to the Credit Agreement or the Pledge and Security Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 5, the Collateral Agent shall execute and deliver to any Grantor at such Grantor’s expense, all UCC termination statements, releases and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements, releases, or other documents pursuant to this Section 5 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6	Governing Law and Consent to Jurisdiction

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 9.13 OF THE PLEDGE AND SECURITY AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN WITH RESPECT HERETO AS IF FULLY SET FORTH HEREIN.

[Signature Page Follows]

F-1-3

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ ]

By
Name:
Title:

[ADDITIONAL GRANTORS]

By
Name:
Title:

By
Name:
Title:

ACCEPTED AND AGREED:
MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

F-1-4

SCHEDULE I

PATENTS

(A)	ISSUED PATENTS

Patent No.

(B)	PATENT APPLICATIONS

Patent No.

F-1-5

EXHIBIT F-2

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of             , 20     (this “Agreement”), among [                    ], [                    ], each Additional Grantor listed on the signature pages hereto, (all of the foregoing, each a “Grantor” and collectively, the “Grantors”), and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties (as defined in the Pledge and Security Agreement referred to below) (herein in such capacity, the “Collateral Agent”).

RECITALS

(A)	CYPRESS SEMICONDUCTOR CORPORATION (the “Borrower”), the GUARANTORS as defined therein, the LENDERS from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders and the other AGENTS from time to time party thereto, and MORGAN STANLEY BANK, N.A., as Issuing Bank, have entered into an Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(B)	The Grantors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 12, 2015, in favor of the Collateral Agent (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), pursuant to which certain Grantors are required to execute and deliver this Agreement.

(C)	In consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Pledge and Security Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1	Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

F-2-1

SECTION 2	Grant of Security Interest in Trademark Collateral

As security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations, each Grantor hereby pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under all Trademark Collateral, whether now owned or existing or hereafter acquired or arising and wherever located.

“Trademark Collateral” means each Grantor’s right, title and interest in, to and under:

(a) all Trademarks owned by such Grantor, including, without limitation, those referred to on Schedule I hereto;

(b) all goodwill of the business connected with the use of, and symbolized by, each such Trademark;

(c) all reissues, continuations or extensions of the foregoing; and

(d) to the extent not already included in the foregoing, all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement, misappropriation, dilution or other violation of any Trademark owned by such Grantor or Trademark licensed to such Grantor under any Trademark License or (ii) injury to the goodwill associated with any Trademark.

SECTION 3	Certain Exclusions

Notwithstanding anything herein to the contrary, in no event shall the Collateral include and no Grantor shall be deemed to have granted a Security Interest in, any of its right, title or interest in any Trademark if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of its right, title or interest therein.

SECTION 4	Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted concurrently in conjunction with the security interest granted to the Collateral Agent pursuant to the Pledge and Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of

F-2-2

the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby is more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 5	Termination, Release

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate in accordance with Section 10.08(e) of the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of any Borrower; provided that the Requisite Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to the Credit Agreement or the Pledge and Security Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 5, the Collateral Agent shall execute and deliver to any Grantor at such Grantor’s expense, all UCC termination statements, releases and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements, releases, or other documents pursuant to this Section 5 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6	Governing Law and Consent to Jurisdiction

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 9.13 OF THE PLEDGE AND SECURITY AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN WITH RESPECT HERETO AS IF FULLY SET FORTH HEREIN.

[Signature Page Follows]

F-2-3

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ ]

By
Name:
Title:

[ADDITIONAL GRANTORS]

By
Name:
Title:

By
Name:
Title:

ACCEPTED AND AGREED:
MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

F-2-4

SCHEDULE I

TRADEMARK REGISTRATIONS

(A)	REGISTERED TRADEMARKS

Trademark	Reg. No.	Date

(B)	TRADEMARK APPLICATIONS

Trademark	App. No.	Date

F-2-5

EXHIBIT F-3

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of             , 20     (this “Agreement”), among [                    ], [                    ], each Additional Grantor listed on the signature pages hereto, (all of the foregoing, each a “Grantor” and collectively, the “Grantors”), and MORGAN STANLEY SENIOR FUNDING, INC., as collateral agent for the Secured Parties (as defined in the Pledge and Security Agreement referred to below) (herein in such capacity, the “Collateral Agent”).

RECITALS

(A)	CYPRESS SEMICONDUCTOR CORPORATION (the “Borrower”), the GUARANTORS as defined therein, the LENDERS from time to time party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders and the other AGENTS from time to time party thereto, and MORGAN STANLEY BANK, N.A., as Issuing Bank, have entered into an Amended and Restated Credit and Guaranty Agreement, dated as of March 12, 2015 (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

(B)	The Grantors are party to an Amended and Restated Pledge and Security Agreement, dated as of March 12, 2015, in favor of the Collateral Agent (as further amended and/or restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), pursuant to which certain Grantors are required to execute and deliver this Agreement.

(C)	In consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Pledge and Security Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1	Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

F-3-1

SECTION 2	Grant of Security Interest in Copyright Collateral

As security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations, each Grantor hereby pledges and grants to the Collateral Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under all Copyright Collateral, whether now owned or existing or hereafter acquired or arising and wherever located.

“Copyright Collateral” means each Grantor’s right, title and interest in, to and under:

(a) all Copyrights owned by such Grantor, including, without limitation, those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) to the extent not already included in the foregoing, all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future infringement, misappropriation, dilution or other violation of any Copyright owned by such Grantor or Copyright licensed to such Grantor under any Copyright License.

SECTION 3	Certain Exclusions

Notwithstanding anything herein to the contrary, in no event shall the Collateral include and no Grantor shall be deemed to have granted a Security Interest in, any of its right, title or interest in any Copyright if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of its right, title or interest therein.

SECTION 4	Pledge and Security Agreement

The security interest granted pursuant to this Agreement is granted concurrently in conjunction with the security interest granted to the Collateral Agent pursuant to the Pledge and Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby is more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

F-3-2

SECTION 5	Termination, Release

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate in accordance with Section 10.08(e) of the Credit Agreement.

(b) A Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary of any Borrower; provided that the Requisite Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to the Credit Agreement or the Pledge and Security Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 5, the Collateral Agent shall execute and deliver to any Grantor at such Grantor’s expense, all UCC termination statements, releases and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of termination statements, releases, or other documents pursuant to this Section 5 shall be without recourse to or warranty by the Collateral Agent.

SECTION 6	Governing Law and Consent to Jurisdiction

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. THE TERMS AND PROVISIONS OF SECTION 9.13 OF THE PLEDGE AND SECURITY AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN WITH RESPECT HERETO AS IF FULLY SET FORTH HEREIN.

[Signature Page Follows]

F-3-3

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[ ]

By
Name:
Title:

[ADDITIONAL GRANTORS]

By
Name:
Title:

By
Name:
Title:

ACCEPTED AND AGREED:
MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent

By
Name:
Title:

F-3-4

SCHEDULE I

COPYRIGHT REGISTRATIONS

(A)	REGISTERED COPYRIGHTS

Title	Copyright Reg. No.	Date

(B)	COPYRIGHT APPLICATIONS

Title	Date

(C)	EXCLUSIVE INBOUND U.S. COPYRIGHT LICENSES

Title	Date

F-3-5